SCUDDER
                                                                   INVESTMENTS


---------------------------
SECTOR/SPECIALITY
---------------------------

Scudder Choice Series:

  Scudder Health Care
  Fund

  Scudder Technology
  Innovation Fund




Annual Report
May 31, 2001

Each fund seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies in a group of related industries.

Scudder Technology Innovation Fund was formerly known as Scudder Technology
Fund.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Series' President


                     Scudder Health Care Fund

                       6   Portfolio Management Discussion

                      14   Performance Update

                      16   Portfolio Summary

                      18   Investment Portfolio


                     Scudder Technology Innovation Fund

                      21   Portfolio Management Discussion

                      27   Performance Update

                      29   Portfolio Summary

                      31   Investment Portfolio


                      35   Glossary of Investment Terms

                      36   Financial Statements

                      41   Financial Highlights

                      45   Notes to Financial Statements

                      58   Report of Independent Accountants

                      59   Tax Information

                      60   Officers and Trustees

                      61   Account Management Resources

  Scudder Choice Series
--------------------------------------------------------------------------------
  Health Care Fund
    Class AARP               ticker symbol SHCAX         fund number 152
    Class S                  ticker symbol SCHLX         fund number 352

  Technology Innovation Fund
    Class AARP               ticker symbol STCHX         fund number 151
    Class S                  ticker symbol SCUTX         fund number 351
--------------------------------------------------------------------------------


Date of             o    Health care stocks generally performed well compared to
Inception --             the market as a whole in the latter part of 2000, but
Scudder Health           the sector has been relatively weak so far in 2001.
Care Fund:               Despite the recent downturn in the sector, management
3/2/98                   remains confident in the long-term prospects of many
                         companies in the genomics, medical supply,
Scudder                  pharmaceutical, and health care service areas.
Technology
Innovation Fund:    o    Stocks in the technology sector generally declined
3/2/98                   sharply in the past year, due largely to a weaker
                         global economy and a rapid slowdown in the sales of
Total Net                technology products. The fund has sought to navigate
Assets as                this environment by retaining a focus on companies that
of 5/31/01 --            it believes to have strong fundamentals.

Scudder Health
Care Fund:

  Class AARP:
  $35 million

  Class S:
  $188 million

Scudder
Technology
Innovation Fund:

  Class AARP:
  $12 million

  Class S:
  $399 million

Letter from the Series' President
--------------------------------------------------------------------------------

Dear Shareholders,

The past year has been exceptionally difficult for investors in the more aggressive areas of the U.S. stock market. Technology stocks -- as a group -- have been one of the worst performing sectors of the market in this time, and many individual stocks are down over 90% from their highs of early 2000. At the same time, many stocks in the health care area have also endured a period of weak performance so far in 2001. The downdraft in these areas has been very difficult for individual investors, especially those who made their initial purchases close to the market's highs.

We understand that you may be disappointed by the declines in the technology and health care sectors. However, it is often when the investment backdrop appears to be the most challenging that opportunities can be the most prevalent. By making the decision to sell when a sector has fallen sharply, you can avoid further fluctuations in the financial markets and reduce your short-term risk. But you also run the risk of missing a rally as the climate improves and investors start buying to take advantage of potentially attractive opportunities.

We therefore encourage those who can withstand day-to-day market risk to focus on the longer-term story in the technology and health care sector. In the technology area, we believe that companies that satisfy customers will prosper, and businesses that employ the new technologies will be more efficient and productive than ever. In this sense, the severity of the downturn in technology stocks belies the wealth of outstanding opportunities in companies that make the products which will change the way people live and conduct business. Meanwhile, many companies in the health care area may be poised for explosive growth due to the breakthroughs in medical research and the study of the human genome.

While longer-term factors such as these are not likely to spark an immediate rally in these sectors, we believe that they signal a favorable longer-term outlook. We urge you to keep this in mind on the inevitable occasions when the sectors drop sharply and shorter-term investors are inclined to sell purely on the basis of emotion.

Thank you for your continued investment in Scudder Choice Series.

Sincerely,
/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Choice Series

    --------------------------------------------------------------------
                     AARP Investment Program        Scudder Class S

       Web site:        aarp.scudder.com             myScudder.com
      Toll-free:         1-800-253-2277              1-800-SCUDDER
    --------------------------------------------------------------------

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2001

Scudder Health Care Fund

In the following interview, Portfolio Manager James Fenger discusses Scudder Health Care Fund's strategy and the market environment during the twelve-month period ended May 31, 2001.

                 Q:  How did Scudder Health Care Fund perform this past year?

                 A: Relative to the overall equity market, Scudder Health Care Fund provided strong results for the twelve months ended May 31, 2001. The fund's 14.88% return for Class S shares during the period contrasted with a 10.55% decline in the unmanaged Standard & Poor's 500 Index, a diverse group of large company stocks. The average 12-month return through May 31, 2001 of funds in Scudder Health Care Fund's peer group was 14.76%.

                 Q: Prices of many stocks have fluctuated substantially during the past 12 months. To what degree has this been true of health care stocks?

                 A: Although many health care stocks offered strong and sustainable earnings growth potential, the sector was not immune to the intense market volatility of the past year. The sector has gone through two different phases during this time, with a substantial negative shift occurring in the winter. During the summer and autumn of 2000, medical device, specialty pharmaceutical, biotechnology, drug discovery and service companies offered exceptional double-digit returns. This performance stood in stark contrast to severe market losses in sectors such as technology and telecommunications, areas where the fund does not invest.

                 Since January the tide has shifted, and the health care sector has been among the weaker areas in the S&P 500 Index. To illustrate the magnitude of the change in sentiment, the year-to-date return of the fund's Class S shares through May 31, 2001 was -12.64%, a greater drop than the S&P 500 Index, which fell 3.90% for the period.

                 Q:  Why did this happen?

                 A: The Federal Reserve Board's surprise interest rate cut in January was the trigger. Short-term investors reacted to the Fed's economic medicine by moving assets out of health care and into the depressed technology sector based on the widespread belief that technology stocks were poised for recovery.

                 In February and March, health care stocks continued to struggle amid renewed weakness in technology stocks and concerns that growth stocks in general were overpriced in the face of continued weakness in corporate earnings. The flow of new cash into most varieties of growth-oriented stock mutual funds also slackened, reducing the supply of new investment dollars available for health care stocks.

                 The sector was also hurt by issues specific to individual companies that raised questions about the industry as a whole. Looming patent expirations dogged large-cap pharmaceutical firms such as Merck & Co. that we sold at a substantial profit by January. In addition, some life science equipment companies -- such as Molecular Devices and Applied Biosystems -- warned of slower revenues.

                 Q: Is it fair to compare biotechnology stocks and technology stocks?

                 A: No. Our analysis shows that most biotechnology firms have been relatively prudent in their use of cash raised from the sale of stock and in their use of debt raised in capital markets. Resources are generally being committed to real products and research rather than marketing hype and flawed business plans, as was the case with some dot.coms. What's more, strong patent laws and high barriers to entry positively differentiate the biotech industry from its technology counterparts. To help manage risk, we've been focusing on biotechnology firms with solid finances and strong product pipelines.

                 Q: Can you be more specific regarding stocks that helped Scudder Health Care Fund's results?

                 A: Two of the fund's largest holdings as of May 31, 2001 were Abbott Laboratories and Baxter International (5.5% and 5.3% of net assets, respectively). Both companies were among the fund's strongest contributors to performance this past year.

                 o Abbott Laboratories makes a wide range of pharmaceutical, nutritional, diagnostic, and hospital supply products. Over the last few years, the company has gone through a period of subpar earnings growth due to manufacturing difficulties and a key patent expiration. We believe that the company has turned the corner on its problems and is poised for sustained growth as a result of strategic initiatives it has made over the past two years, including the acquisition of Knoll Pharmaceuticals. Abbott has also increased its capabilities in the pharmaceutical marketing and R&D (research and development). Drug revenue growth-- which has returned to a double-digit level-- should be augmented further by a promising new treatment for rheumatoid arthritis, which is currently in the later stages of development.

                 o Baxter is a global medical products company that has market-leading positions in blood therapies, renal (kidney) therapies and intravenous systems/medical products. The company is seeing increased demand for its products that treat hemophilia and immune deficiency diseases. Investments in increased manufacturing capacity for difficult-to-produce biologicals should fuel earnings momentum in the years ahead. For the second half of 2001, Baxter has said it expects to achieve an earnings growth rate in the mid to high-teens.

                 Q:  What kinds of stocks didn't work well?

                 A: We had two significant disappointments in the life science instrumentation area: Applied Biosystems and

                 Molecular Devices, both of which we sold during the second half of the fiscal year. In March, Applied Biosystems fell 33% in one day after the maker of gene analysis equipment said its sales growth would slow. Since biotechnology companies spent heavily on equipment in 2000 after raising more than $15 billion in initial public offerings and other financings -- benefiting equipment makers such as Applied Biosystems -- some investors took the company's announcement as a sign that the entire life science instrumentation area would experience a slowdown. Over the past several years, Applied Biosystems' gene analysis equipment had helped make the mapping of the human genome possible (see Health Care Terms to Know). Molecular Devices, meanwhile, fell 58% in one day after it reported disappointing first quarter profits and projected slower growth because of weakening demand for its products from large-cap pharmaceutical companies.

                 We believe the life science area still offers enormous long-term growth potential. Slower growth at some companies (such as Applied Biosystems and Molecular Devices) appears to be related to product transition issues and a near-term slowing in capital equipment purchases. We have refocused our emphasis to life science equipment companies that sell smaller ticket items used broadly for research. Two holdings, Invitrogen, a leader in molecular biology reagents, and Charles River, a leading provider of lab animals and preclinical testing services, fit these criteria.

                 Q: Did you make any significant changes within the portfolio this past year?

                 A: We substantially increased our weighting in health care service companies, such as hospitals. After several years of underperformance, this area has begun to show new life. Last year, the low prices of these stocks made them very attractive, and the group recorded strong gains as growth stocks plummeted.

                 We remain positive on health care services stocks, and have more than doubled the fund's weighting in this area in the past year to 13.1% as of May, adding hospital stocks such as Tenet Healthcare and HCA Healthcare to the fund's top 10 holdings (both 3.6% of net assets as of May 31, 2001). However, longer term we believe most service providers may not have the robust, above-average earnings growth potential of drug discovery or biotech stocks.

                 Q: There have been several mergers announced within the health care sector during the past year. What effect has this activity had on the fund?

                 A: Our yearly results were helped by Johnson & Johnson's planned acquisition of specialty pharmaceutical maker Alza, one of the fund's 10 largest holdings both at the time the merger was announced in March and also as of May 31, 2001 (3.2% of net assets). Alza makes a drug for attention deficit disorder that does not have to be administered during school hours, a major benefit to teachers and students. Alza also makes drug-delivery systems such as skin patches and timed-release medicines. We believe Johnson & Johnson's growth prospects will improve as a result of the deal, and we intend to maintain a position in this Dow Industrials component after the merger.

                 Q:  What's your outlook for the year ahead?

                 A: We think the long-term earnings growth potential of companies in the drug discovery, medical products and specialty pharmaceutical areas remains exceptionally attractive, especially when viewed in relation to the prospects of traditional industrial and consumer sectors. While we had short-term setbacks this past year, we believe the life science instrumentation companies (which produce the equipment that helps researchers search for disease treatment and study how a human cell is regulated by its genetic material) offers an attractive long-term opportunity to benefit from advances in genomics.

                 We believe the Alza-Johnson & Johnson merger could be an important development for mid and small-cap health care companies in that it could signal the beginning of an industry trend. Many large-cap pharmaceutical firms are looking to expand their pipeline of new products and growth potential. The current depressed valuations of some biotechnology stocks may provide an opportunity for larger firms to pick up bargains that were not available a year ago.

                 Over the past year, the health care sector has grown to be the third largest sector in the Standard & Poor's 500 Index (13.4% as of May 31) -- more than capital goods or energy. We believe that the sector has a lot further to go and perhaps over the next several years may rival financial stocks, currently the second largest sector in the S&P 500. Of course, a health care stock fund should be just one part of a well-balanced investment portfolio.

                 In our view, the changing and aging population of America and the rest of the world bodes well for the health care sector for the long term. Our task is to find those companies who are best-positioned to profitably capitalize on developments in genomics, medical products and supplies, pharmaceuticals and health care services. Given that the detailed mapping of the human genetic code has only just begun, we are more confident than ever that long-term investors can benefit from the unraveling of the secrets of life.

--------------------------------------------------------------------------------
Standard & Poor's 500 Index
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Sector Composition as of 5/31/01
   Technology                18.1%
   Financials                17.7%
   Health Care               13.4%
   Consumer Staples          12.9%
   Capital Goods              8.7%
   Consumer Cyclicals         8.6%
   Energy                     6.9%
   Communication Services     6.1%
   Utilities                  4.2%
   Basic Materials and
   Transportation             3.4%
--------------------------------------
                              100%
--------------------------------------


Source: Zurich Scudder Investments, Inc. The unmanaged S&P 500 Index is group of large company stocks.

Health Care Terms to Know

--------------------------------------------------------------------------------
           Gene The basic unit of heredity that contains the functional and physical characteristics passed from parent to offspring.
                 Genes are pieces of DNA, (deoxyribonucleic acid), the
                 material inside the nucleus of a cell that carries
                 instructions for making living organisms.
   Gene Therapy  The introduction of healthy genetic material to replace, augment or influence genes that do not function properly. In some cases the material can be injected with what is known as a genetic vaccination. In other cases the material is introduced through bio-engineered viruses that carry the therapeutic gene to the cell.
         Genome All the DNA in an organism, including its genes. The DNA is found as tightly coiled threads in the nucleus of every cell.
   Life Science A manufacturing industry within the health care sector that Instrumentation makes instruments and other products that help scientists and medical professionals evaluate the chemical and genetic makeup of the human body.
--------------------------------------------------------------------------------


Source: Zurich Scudder Investments, Inc.

              Scudder Health Care Fund:
              A Team Approach to Investing

              Scudder Health Care Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

              Lead Portfolio Manager James E. Fenger has responsibility for the fund's day-to-day management and investment strategies. Mr. Fenger has been a health care investment analyst with the Advisor for 18 years.

              Portfolio Manager Anne Carney joined the Advisor in 1992 as an equity research analyst and has over 13 years of investment industry experience. Ms. Carney contributes expertise in health care services, hospital supplies, medical devices, and distribution companies. Prior to joining the Advisor, Ms. Carney was a research analyst specializing in the health care industry.

Performance Update
--------------------------------------------------------------------------------
                                                                    May 31, 2001

Scudder Health Care Fund

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                Scudder Health
                Care Fund --                 S&P 500              Russell 2000
                Class S                      Index*               Index*

 3/98**             10000                    10000                   10000
 5/98               10067                     9927                    9513
11/98               10492                    10670                    8338
 5/99               10775                    12014                    9257
11/99               11633                    12902                    9644
 5/00               15267                    13275                   10174
11/00               19183                    12357                    9587
 5/01               17539                    11875                   10753


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                               Growth of                            Average
Period ended 5/31/2001          $10,000        Cumulative             Annual
-------------------------------------------------------------------------------
Scudder Health Care Fund -- Class S
-------------------------------------------------------------------------------
1 year                         $  11,488          14.88%               14.88%
-------------------------------------------------------------------------------
Life of Fund**                 $  17,539          75.39%               18.89%
-------------------------------------------------------------------------------
S&P 500 Index*
-------------------------------------------------------------------------------
1 year                         $   8,945         -10.55%              -10.55%
-------------------------------------------------------------------------------
Life of Fund**                 $  11,875          18.75%                5.57%
-------------------------------------------------------------------------------
Russell 2000 Index*
-------------------------------------------------------------------------------
1 year                         $  10,569           5.69%                5.69%
-------------------------------------------------------------------------------
Life of Fund**                 $  10,753           7.53%                2.32%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER HEALTH CARE FUND -- CLASS S TOTAL RETURN (%) AND S&P 500 INDEX* TOTAL RETURN (%)

                                    Yearly periods ended May 31

                                    1998**   1999   2000   2001
--------------------------------------------------------------------------------
Fund Total
Return (%)                           .67***  7.04  41.69   14.88
--------------------------------------------------------------------------------
Index Total
Return (%)                          -.73    21.02  10.49  -10.55
--------------------------------------------------------------------------------
Net Asset
Value ($)                          12.08    12.93  18.32   20.44
--------------------------------------------------------------------------------
Income
Dividends
($)                                   --       --     --      --
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                   --       --     --    .69
--------------------------------------------------------------------------------

* The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.

*** Total return does not reflect the effect to the shareholder of the applicable redemption fee.

         On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, for 1998 and 1999, the total returns for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                    May 31, 2001
Scudder Health Care Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Holdings             94%                        At all times, management
Cash Equivalents             6%                        seeks to remain as close
-----------------------------------                        to fully invested in
                           100%                           equities as possible.
-----------------------------------






--------------------------------------------------------------------------------
Diversification (Excludes 6% Cash Equivalents)
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Pharmaceuticals:                                            The fund's largest
  Major Pharmaceuticals      16%                      sector change during the
  Specialty Pharmaceuticals  13%                        last six months was in
Biotechnology                28%                          Hospital Management,
Medical Supply & Specialty   19%                       which increased from 4%
Hospital Management          10%                              of net assets on
Life Science Equipment        9%                            November 30, 2000.
Health Industry Services      4%
Diversified Manufacturing     1%
-----------------------------------
                           100%
-----------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(39% of Portfolio)                                     Abbott Laboratories and
                                                          Baxter International
  1.     Abbott Laboratories                             were among the fund's
         Developer of health care products and services  top performers during the past year.
  2.     Pfizer, Inc.
         Manufacturer of prescription pharmaceuticals and non-prescription self-medications

  3.     Baxter International, Inc.
         Manufacturer and distributor of hospital and laboratory products and services

  4.     American Home Products Corp.
         Manufacturer and retailer of consumer health care products

  5.     Tenet Healthcare Corp.
         Operator of specialty and general hospitals

  6.     HCA-The Healthcare Co.
         Operator of hospitals and related health care entities

  7.     Alza Corp.
         Producer of drugs providing programmed long-term medication

  8.     Eli Lilly & Co.
         Producer of pharmaceuticals

  9.     MedImmune, Inc.
         Developer and marketer of products for the prevention and treatment of infectious diseases

 10.     Allergan, Inc.
         Provider of eye care and specialty pharmaceutical products







For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                          as of May 31, 2001
--------------------------------------------------------------------------------

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Scudder Health Care Fund

--------------------------------------------------------------------------------
Cash Equivalents 6.4%
--------------------------------------------------------------------------------
 Zurich Scudder Cash Management QP Trust, 3.96% (a)                  -----------
    (Cost $15,118,476) ...............................   15,118,476   15,118,476
                                                                     -----------

--------------------------------------------------------------------------------
Common Stocks 93.6%
--------------------------------------------------------------------------------
 Biotechnology 25.7%
 Alkermes, Inc.* .....................................       68,700    2,079,549
 Amgen, Inc.* ........................................       50,900    3,378,742
 Biogen, Inc.* .......................................       39,000    2,352,090
 CV Therapeutics, Inc.* ..............................       55,700    2,619,571
 Cambridge Antibody Technology Group PLC* ............       35,900    1,360,492
 Celgene Corp.* ......................................       38,300    1,086,571
 Cephalon, Inc.* .....................................       38,900    2,356,562
 Corvas International, Inc.* .........................      139,700    1,202,817
 Exelixis, Inc.* .....................................       33,400      506,678
 Genentech, Inc.* ....................................       89,700    4,489,485
 Genzyme Corp.-- General Division* ...................       43,900    4,694,666
 Guilford Pharmaceuticals, Inc.* .....................      118,400    2,752,800
 Human Genome Sciences, Inc.* ........................       49,100    3,257,785
 IDEC Pharmaceuticals Corp. ..........................       38,000    2,340,800
 ImmunoGen, Inc.* ....................................      149,500    2,421,900
 Inspire Pharmaceuticals, Inc.* ......................       89,900    1,227,135
 Medarex, Inc.* ......................................       62,500    1,725,000
 MediChem Life Sciences, Inc.* .......................      177,200      455,404
 MedImmune, Inc.* ....................................      155,000    6,179,850
 Myriad Genetics, Inc.* ..............................       43,600    2,705,380
 NPS Pharmaceuticals, Inc.* ..........................      145,000    4,670,450
 OSI Pharmaceuticals, Inc.* ..........................       14,800      669,256
 PRAECIS Pharmaceuticals, Inc.* ......................       57,800    1,416,100
 Serono SA (ADR)* ....................................      108,400    2,482,360
 Transkaryotic Therapies, Inc.* ......................       30,900      800,959
 XOMA Ltd.* ..........................................       88,400    1,124,448
                                                                     -----------
                                                                      60,356,850
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Health Industry Services 3.7%
Caremark Rx, Inc.* .................................       316,200     5,147,736
Laboratory Corp. of America Holdings* ..............        12,600     1,767,276
Quest Diagnostics, Inc.* ...........................        13,800     1,705,818
                                                                     -----------
                                                                       8,620,830
                                                                     -----------
Hospital Management 9.5%
HCA-The Healthcare Co. .............................       213,000     8,592,420
Tenet Healthcare Corp.* ............................       189,100     8,602,159
Triad Hospitals, Inc.* .............................       209,400     5,172,180
                                                                     -----------
                                                                      22,366,759
                                                                     -----------
Life Science Equipment 8.4%
Applera Corp.-- Applied Biosystems Group ...........        83,100     2,556,156
Charles River Laboratories International, Inc.* ....       130,400     4,133,680
Invitrogen Corp.* ..................................        65,900     4,719,099
Techne Corp.* ......................................        30,500     1,006,805
Third Wave Technologies* (c) .......................       342,000     2,377,584
Waters Corp.* ......................................        99,000     4,918,320
                                                                     -----------
                                                                      19,711,644
                                                                     -----------
Medical Supply & Specialty 17.7%
Abbott Laboratories ................................       250,200    13,005,394
Baxter International, Inc. .........................       254,000    12,542,520
Becton, Dickinson & Co. ............................       119,200     4,092,136
Biomet, Inc. .......................................        97,350     4,348,625
Diagnostic Products Corp. ..........................        27,600     2,145,072
Johnson & Johnson ..................................         4,500       436,275
Medtronic, Inc. ....................................        25,742     1,106,391
St. Jude Medical, Inc.* ............................        63,700     3,918,824
                                                                     -----------
                                                                      41,595,237
                                                                     -----------
Pharmaceuticals 27.7%
Allergan, Inc. .....................................        65,100     5,839,470
ALZA Corp.* ........................................       160,400     7,562,860
American Home Products Corp. .......................       149,300     9,450,690
Chugai Pharmaceutical Co., Ltd. ....................        70,000     1,124,958
Eisai Co., Ltd. ....................................        52,000     1,282,981
Eli Lilly & Co. ....................................        75,600     6,403,320
Forest Laboratories, Inc.* .........................        77,400     5,732,244
GlaxoSmithKline plc (ADR) ..........................        71,200     3,893,928
IVAX Corp.* ........................................        57,000     1,920,900
KYORIN Pharmaceutical Co., Ltd. ....................        55,000     2,353,978
Pfizer, Inc. .......................................       299,050    12,826,255


    The accompanying notes are an integral part of the financial statements.

                                                                  Shares      Value ($)
---------------------------------------------------------------------------------------

 Pharmacia Corp. ..........................................        55,700     2,704,792
 Teva Pharmaceutical Industries, Ltd. (ADR) ...............        65,400     3,777,504
                                                                            -----------
                                                                             64,873,880
                                                                            -----------
 Diversified Manufacturing 0.9%
 Tyco International Ltd. ..................................        36,200     2,079,690
                                                                            -----------


---------------------------------------------------------------------------------------
Total Common Stocks (Cost $186,708,642)                                     219,604,890
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $201,827,118) (b)                234,723,366
---------------------------------------------------------------------------------------

*        Non-income producing security.

(a) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(b) The cost for federal income tax purposes was $203,917,988. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $30,805,378. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,184,731 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,379,353.

(c) Securities valued in good faith by the Valuation Committee of the Trustees at fair value amounted to $2,377,584 (1.01% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at May 31, 2001 aggregated $3,002,107. These securities may also have certain restrictions as to resale.

         During the year ended May 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $259,711,103 and $129,987,717, respectively.


    The accompanying notes are an integral part of the financial statements.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2001

Scudder Technology Innovation Fund

In the following interview, Portfolio Manager Robert Horton discusses Scudder Technology Innovation Fund's strategy and the market environment during the twelve-month period ended May 31, 2001.

                     Q: The problems of the technology sector during the past year are well-documented. Can you briefly describe the challenges the sector has faced?

                     A: The poor performance of the technology sector during the past year is easy to understand in retrospect. A combination of factors -- among them heavy investment in Internet-related technologies and heavy corporate spending on information technology ahead of Y2K -- led to an explosion in the sector's sales growth during 1999 and early 2000. With business booming, investors based their expectations for future earnings trends on the assumption that business could continue at this rapid clip. But once the Federal Reserve's interest rate hikes began to slow the economy during the middle of last year, it became apparent that the tech sector's earnings would be substantially lower than most investors anticipated. As a result, the market revalued tech stocks to account for an environment of slow-to-negative earnings growth, as opposed to the white-hot environment of a year ago. With both earnings and valuations contracting, stock prices declined sharply.

                     The tech sector's decline reached its nadir for the reporting period on April 4, at which point the Nasdaq index stood 67.5% off its March 10, 2000 high. The index subsequently rose 41.2% in the next 33 business days, and many individual large-cap stocks such as Cisco Systems and Sun Microsystems rose 50-60%. This turnaround can be attributed to investors' expectation that the Federal Reserve's substantial cuts in short-term interest rates (which were reduced from 6.50% at the beginning of 2001 to 4.00% by May 15) would lead to a rapid turnaround in the business environment. While this rally provided relief to beleaguered tech investors, it is likely that the market -- which is given to extremes -- was too eager in anticipating a rapid improvement in the business environment.

                     Q:  How has the fund withstood this challenging period?

                     A: The fund's Class S shares declined 43.13% over the one-year reporting period ended May 31, 2001. In comparison, the fund's unmanaged benchmark -- the Goldman Sachs Technology Index -- fell 45.27% in the same interval. Although the fund's total return was sharply in the red, we are pleased to report that we beat 57% of the funds in Lipper's "Science and Technology Funds" category over the one-year period, and 80% of comparable funds in the three-year period. Additionally, the fund has received a 5-star overall Morningstar rating.(TM)1

                     Q:  How are you managing the fund in this environment?

                     A: We are striving to keep the fund's subsector weightings in line with those of the benchmark, and we are focusing on reasonably valued companies that are exhibiting fundamental strength. Although many institutional investors are focusing on what the tech sector is likely to do over the next couple of quarters, we think the market is losing sight of real long-term growth opportunities at companies that are facing short-run challenges. Using rigorous fundamental research (see glossary) and a team-based approach, we target companies with attractive


^1 Class S shares received an 5-star Overall Morningstar Rating(TM) in the
   Domestic Equity category, reflecting Morningstar ratings for the three-year period as of May 31, 2001. For this period, there were 4363 funds, in Morningstar's Domestic Equity category. Ratings are for the S share class only; other classes may vary.

   Source: Morningstar, Inc. as of April 30, 2001. Ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year returns in excess of the 90-day T-bill and a risk factor reflecting fund performance below the 90-day T-bill. The top 10% of the funds in a rating category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The overall Morningstar Rating(TM) is derived from a weighted average of its applicable 3- and 5-year Morningstar rating.

                     long-term characteristics. The most important elements we look for are:

                     o Sustainable, above-average earnings per share growth

                     o Large, growing markets for their products or services

                     o High quality management with a proven record of execution

                     o Leading market share, and

                     o Excellent balance sheets.

                     With regard to holdings we already own, we will maintain a position if all of the above characteristics remain in place. But if the fundamental outlook begins to deteriorate or we lose confidence in a company's management, we will sell the position.

                     While this approach won't necessarily help performance on a day-to-day basis during a bear market (when even the best stocks can fall sharply), we believe that if we own companies with the strongest fundamentals, it can translate into strong performance over the long-term.

                     Q: How have you sought to manage risk in this difficult environment?

                     A: We have sought to emphasize what we see as the highest quality companies in the technology sector, which helps lessen the risk that the stocks we own will collapse as a result of earnings disappointments. We also raised the fund's weighting in cash during the early part of the year, which helped in two ways. First, it cushioned volatility in the broader market, and second, it provided us with the ammunition to take advantage of the downturn by adding to positions in companies we like. We have also brought the fund's sector weightings in line with the weightings in its benchmark (the Goldman Sachs Technology Index), which gives the fund exposure to a wide range of subsectors and allows us to participate if any individual group experiences a sharp rally. We believe that a high level of diversification is important given the speed at which the various subsectors within the larger tech group are falling in and out of favor.

                     Q: How is the fund positioned among the various subsectors of the technology area?

                     A: The fund's largest position is in the semiconductor (computer chip) / semiconductor equipment sector. Earnings expectations for the group may still be too high, but following the most recent round of negative preannouncements from companies in the sector (in early June, after the close of the reporting period), it appears that earnings estimates may be approaching levels that are low enough to beat. We have been looking to increase the fund's position in this sector, and are focusing on stocks with the potential for valuation expansion such as Micron and Marvell.

                     The networking sector has been plagued by fundamental issues, such as reduced spending by telephone carriers and lower capital expenditure budgets in the corporate sector. The network-building frenzy of 1999 to early 2000 is over, and stock prices in the sector have reflected that. However, we have used our fundamental research capabilities to find stocks that we believe have cutting edge products that will help their customers cut costs. Examples of companies we own in this area are Sonus Networks and Cisco Systems. We also own stocks that we believe will dominate their niches within the cellular area, such as Qualcomm.

                     In the software area, our focus has been on companies that specialize in applications that are mission critical and/or enable their clients to save money, such as Check Point, Mercury Interactive, and Veritas. Meanwhile, the hardware sector has offered few opportunities outside of the data storage area (where we hold Brocade), but we also own a position in IBM, which we believe will produce better results than investors are anticipating. The fund also holds positions in the services sector -- which is more defensive (see glossary) in nature and includes companies such as EDS and First Data -- as well as the Internet sector (primarily America Online).

                     The remainder of the portfolio is invested in cash, the QQQ and IGM (exchange traded products that mirror the performance of the Nasdaq 100 Index Trading Stock and Goldman Sachs Technology Index Fund, respectively), and private placements (see glossary).

                     Q:  What is your outlook for the technology sector?

                     A: We think that the Federal Reserve's monetary policy actions since January have the potential to rekindle market enthusiasm for technology. Historically, activity picks up 9-12 months after cuts begin. The Nasdaq's April-May rally has reflected this expectation, but we see other positive signs. First, the inventory problem that has plagued the technology sector for months is being worked through. This has positive implications for growth, since companies will be able to ramp up production and possibly raise prices. We see a more positive picture on the demand side as well, since new applications such as third generation wireless
                     (3G) and unified messaging could lead to higher spending*. Additionally, investors' expectations for 2002 earnings growth -- which we believed were too high as recently as early May -- have begun to come down, lessening the risk of disappointment. Finally, investors will likely be searching for stocks with above-average growth potential as the U.S. economy slows, and we think they'll find it in the technology sector.

                     From a long-term standpoint, technology remains an important engine of growth in the U.S. economy, and its adoption by businesses is helping to increase productivity, efficiency, and overall customer satisfaction for companies in both the "new" and "old" economies. We are very positive on the sector's long-term earnings potential, especially when it is viewed in relation to the S&P 500 Index and the U.S. economy as a whole. We believe that extreme volatility in the Nasdaq -- while difficult for many investors -- can be a positive in that it creates the


* Unified messaging allows a user to access voice, fax, and email via personal computer, telephone, or the Internet. "3G" is an abbreviation for third generation wireless, or cellular phones that allow connection to the Internet and the communication of data in addition to voice.

                     opportunity to buy high-quality companies at valuations that don't necessarily reflect their potential long-term growth rates.

                     In combination, we believe these factors support a more positive outlook for the sector in the months and years ahead. We encourage investors to keep this in mind during the inevitable times when technology stocks are falling due to short-term factors.


                     Scudder Technology Innovation Fund:
                     A Team Approach to Investing

                     Scudder Technology Innovation Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                     Lead Portfolio Manager Brooks Dougherty joined the Advisor in 1993 as an equity analyst specializing in technology companies. Mr. Dougherty has 15 years of industry experience.

                     Portfolio Manager Robert L. Horton joined the Advisor in 1996 and has over nine years of industry experience.


                     The opinions expressed are those of the portfolio management team as of May 31, 2001, and may not actually come to pass.

Performance Update
--------------------------------------------------------------------------------
                                                                    May 31, 2001
Scudder Technology Innovation Fund

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

        Scudder Technology
        Innovation Fund --   Goldman Sachs      Russell 2000       Russell 2000
        Class S              Technology Index*  Technology Index*  Index*

 3/98**      10000               10000               10000           10000
 5/98        10058                9295                9513            9845
11/98        11300                9161                8338           12264
 5/99        16083               10801                9257           16145
11/99        27092               16468                9644           22411
 5/00        34063               19515               10174           25360
11/00        27509               12675                9587           18329
 5/01        18320               13881                9295           10753


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                        Total Return
                               Growth of                             Average
Period ended 5/31/2001          $10,000           Cumulative          Annual
-------------------------------------------------------------------------------
Scudder Technology Innovation Fund -- Class S
-------------------------------------------------------------------------------
1 year                         $   5,687            -43.13%           -43.13%
-------------------------------------------------------------------------------
Life of Fund**                 $  19,373             93.73%            22.59%
-------------------------------------------------------------------------------
Goldman Sachs Technology Index*
-------------------------------------------------------------------------------
1 year                         $   5,473            -45.27%           -45.27%
-------------------------------------------------------------------------------
Life of Fund**                 $  13,881             38.81%            10.90%
-------------------------------------------------------------------------------
Russell 2000 Technology Index*
-------------------------------------------------------------------------------
1 year                         $   5,200            -48.00%           -48.00%
-------------------------------------------------------------------------------
Life of Fund**                 $   9,295             -7.05%            -2.28%
-------------------------------------------------------------------------------
Russell 2000 Index*
-------------------------------------------------------------------------------
1 year                         $  10,569              5.69%             5.69%
-------------------------------------------------------------------------------
Life of Fund**                 $  10,753              7.53%             2.32%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER TECHNOLOGY INNOVATION FUND -- CLASS S TOTAL RETURN (%) AND GOLDMAN SACHS TECHNOLOGY INDEX* TOTAL RETURN (%)

                                 Yearly periods ended May 31

                                1998**   1999    2000    2001
-----------------------------------------------------------------------------
Fund Total                       .58***  59.90   111.79  -43.13
Return (%)
-----------------------------------------------------------------------------
Index Total
Return (%)                     -1.58     63.67    56.90  -45.27
-----------------------------------------------------------------------------
Net Asset
Value ($)                      12.07     19.31    39.55   20.76
-----------------------------------------------------------------------------
Income
Dividends
($)                               --        --       --      --
-----------------------------------------------------------------------------
Capital
Gains
Distributions
($)                               --        --     1.32    2.52
-----------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.

*** Total return does not reflect the effect to the shareholder of the applicable redemption fee.

         On October 2, 2000, existing shares were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, for 1998 and 1999, the total returns for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                    May 31, 2001
Scudder Technology Innovation Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                         The fund's weighting in
Common Stocks               90%                                  cash has fallen
Cash Equivalents             7%                             substantially in the
Preferred Stocks             1%                                 past six months.
Corporate Bonds              1%
Convertible Preferred
Stocks                       1%
------------------------------------
                           100%
------------------------------------






--------------------------------------------------------------------------------
Diversification (Excludes 7% Cash Equivalents)
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                        The fund's allocation to
Computer Software           22%                            the software area has
Other Financial Companies   14%                               fallen from 32% of
Electronic Components/                                             net assets on
Distributors                11%                               November 30, 2000.
Semiconductors              10%
Electronic Data Processing   8%
EDP Peripherals              7%
EDP Services                 6%
Diverse Electronic Products  5%
Cellular Telephone           2%
Other                       15%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(34% of Portfolio)                                          Top holdings reflect
                                                           management's focus on
  1. Microsoft Corp.                                       companies with strong
     Developer of computer software                           earnings, large or
                                                             growing markets for
  2. NASDAQ-100 Index Tracking Stock                           their products or
     Provider of investments results that generally            services, capable
     correspond to the price and yield performance of the   management teams and
     component securities of Nasdaq-100 Index Fund           healthy financials.

  3. iShares Goldman Sachs Technology Index Fund
     Operator of an exchange traded fund

  4. AOL Time Warner, Inc.
     Provider of entertainment, news and Internet brands across converging forms of media

  5. Check Point Software Technologies, Ltd.
     Developer of management solutions for active networks

  6. First Data Corp.
     Provider of credit card processing services

  7. Electric Data Systems Corp.
     Provider of information technology systems

  8. Cree Research, Inc.
     Designer, developer and manufacturer of silicon carbide based semiconductor materials and electronic devices

  9. Brocade Communications Systems, Inc.
     Provider of switching solutions for storage area networks

 10. Sonus Networks, Inc.
     Provider of voice infrastructure products










For more complete details about the Fund's investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                          as of May 31, 2001
--------------------------------------------------------------------------------

                                                        Shares       Value ($)
------------------------------------------------------------------------------

Scudder Technology Innovation Fund

--------------------------------------------------------------------------------
Cash Equivalents 7.5%
--------------------------------------------------------------------------------

 Zurich Scudder Cash Management QP Trust, 3.96%, (a)               -----------
    (Cost $30,818,985) .............................   30,818,985   30,818,985
                                                                   -----------

                                                                    Principal
                                                                    Amount ($)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Corporate Bonds 0.8%
------------------------------------------------------------------------------

 Oil & Gas Production
 Kestrel Solution, Convertible, 5.5%, 7/15/2005                    -----------
    (Cost $5,900,000) ..............................    5,900,000    3,156,500
                                                                   -----------


                                                          Shares
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Convertible Preferred Stocks 0.5%
------------------------------------------------------------------------------

 Precision Instruments                                             -----------
 CiDRA Corp.* (c) (Cost $9,999,990) ................      111,111    1,999,998
                                                                   -----------

------------------------------------------------------------------------------
Preferred Stocks 0.9%
------------------------------------------------------------------------------

 Precision Instruments                                             -----------
 Axsun Series C* (c) (Cost $7,500,006) .............      642,674    3,750,003
                                                                   -----------

------------------------------------------------------------------------------
Common Stocks 90.3%
------------------------------------------------------------------------------

 Cellular Telephone 1.8%                                           -----------
 Nokia Oyj (ADR) ...................................      256,800    7,508,832
                                                                   -----------

 Other Financial Companies 12.8%
 Broadband HOLDRs Trust ............................      139,200    3,409,008
 iShares Goldman Sachs Technology Index Fund .......      244,400   14,363,388
 Internet Infrastructure HOLDRs Trust ..............      356,600    4,660,762
 NASDAQ-100 Index Tracking Stock* ..................      464,300   20,768,139
 Semiconductor HOLDRs Trust ........................      100,000    4,601,000
 Software HOLDRs Trust .............................       65,300    3,422,373
 W.R. Hambrecht & Co.* (c) (d) .....................      140,000    1,400,000
                                                                   -----------
                                                                    52,624,670
                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

                                              Shares      Value ($)
-------------------------------------------------------------------

Broadcasting & Entertainment 3.1%
AOL Time Warner, Inc.* .................      241,800   12,629,214
                                                       -----------
Telecommunications Equipment 4.2%
CIENA Corp.* ...........................      112,600    6,097,290
Sonus Networks Inc.* ...................      435,200   11,210,752
                                                       -----------
                                                        17,308,042
                                                       -----------
Industrial Specialty 1.8%
QUALCOMM, Inc.* ........................      125,000    7,592,500

Computer Software 20.0%
Brocade Communications Systems, Inc.* ..      288,900   11,267,100
Check Point Software Technologies Ltd.*       229,000   12,333,940
Comverse Technology, Inc.* .............      169,500    9,831,000
Manugistics Group, Inc.* ...............      249,000    8,941,590
Micromuse, Inc.* .......................      158,000    6,019,800
Microsoft Corp.* .......................      348,500   24,109,230
Netegrity, Inc.* .......................      189,000    6,397,650
Sycamore Networks, Inc.* ...............      294,000    2,978,220
Tricord Systems, Inc.* .................      181,800      589,032
                                                       -----------
                                                        82,467,562
                                                       -----------
Diverse Electronic Products 4.9%
3Com Corp.* ............................      759,400    4,222,264
RF Micro Devices, Inc.* ................      312,000    8,136,960
Teradyne, Inc.* ........................      192,000    7,651,200
                                                       -----------
                                                        20,010,424
                                                       -----------
EDP Peripherals 12.0%
EMC Corp.* .............................      192,000    6,067,200
Electronic Data Systems Corp. ..........      186,900   11,447,625
First Data Corp. .......................      175,900   11,540,799
Mercury Interactive Corp.* .............      110,000    6,516,400
Network Appliance, Inc.* ...............      380,000    7,068,000
VERITAS Software Corp.* ................      105,000    6,956,250
                                                       -----------
                                                        49,596,274
                                                       -----------
Electronic Components/Distributors 10.2%
Advanced Micro Devices, Inc.* ..........      138,000    3,898,500
Altera Corp.* ..........................       45,800    1,099,200
ChipPAC, Inc.* .........................      636,300    4,625,901
Cisco Systems, Inc.* ...................      450,000    8,667,000
Juniper Networks, Inc.* ................      176,500    7,506,545
Micron Technology, Inc.* ...............      181,200    6,795,000


    The accompanying notes are an integral part of the financial statements.


                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------

 Texas Instruments, Inc. ..................................       175,900     6,001,708
 Virata Corp.* ............................................       341,000     3,495,250
                                                                            -----------
                                                                             42,089,104
                                                                            -----------
 Electronic Data Processing 7.8%
 Chorum Technologies, Inc.* (c) ...........................       580,046     7,499,995
 Compaq Computer Corp. ....................................       382,100     6,109,779
 International Business Machines Corp. ....................        89,800    10,039,640
 Sun Microsystems, Inc.* ..................................       517,000     8,514,990
                                                                            -----------
                                                                             32,164,404
                                                                            -----------
 Precision Instruments 2.6%
 Credence Systems Corp.* ..................................       180,000     3,848,400
 ONI Systems Corp.* .......................................       216,000     6,704,640
                                                                            -----------
                                                                             10,553,040
                                                                            -----------
 Semiconductors 9.1%
 ARM Holdings PLC (ADR)* ..................................       141,800     2,058,936
 Amkor Technology, Inc.* ..................................       200,000     3,906,000
 Billions of Operations Per Second, Inc. (c) ..............     1,000,000     1,250,000
 Cree Research, Inc.* .....................................       395,100    11,339,370
 KLA-Tencor Corp.* ........................................        95,000     4,903,900
 Linear Technology Corp. ..................................       128,400     6,163,200
 Marvell Technology Group Ltd.* ...........................       325,300     8,025,151
                                                                            -----------
                                                                             37,646,557
                                                                            -----------

---------------------------------------------------------------------------------------
Total Common Stocks (Cost $409,874,915)                                     372,190,623
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $464,093,896) (b)                411,916,109
---------------------------------------------------------------------------------------

*        Non-income producing security.

(a) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized yield at period end.

(b) The cost for federal income tax purposes was $487,380,304. At May 31, 2001, net unrealized depreciation for all securities based on tax cost was $75,464,195. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,096,123 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $100,560,318.

(c) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $15,899,996 (3.9% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at May 31, 2001 aggregated $36,999,989. These securities may also have certain restrictions as to resale.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

(d) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at May 31, 2001 amounted to $1,400,000, which represents .3% of net assets. Information concerning such restricted securities at May 31, 2001 is as follows:

    Security                               Acquisition    Cost ($)
                                                           Date
    -------------------------------------  -----------  ------------
    W.R. Hambrecht & Co.                   3/13/2000     7,000,000

   During the year ended May 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $1,203,347,330 and $1,103,388,142, respectively.


    The accompanying notes are an integral part of the financial statements.

Glossary of Investment Terms


Defensive Securities  Stocks and bonds that are more conservative than average, and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

Fundamental Research  Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. Companies that exhibit strength in these areas are usually said to have "good fundamentals."

         Growth Fund  A fund that invests primarily in companies that have displayed above-average earnings growth and are expected to continue to increase profits faster than the overall market.
                      Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

   Private Placement  A company's sale of stock directly to an institutional investor, such as a mutual fund. Such securities do not yet trade in the public market, as they are bought before a company launches its initial public offering (a corporation's first offering of stock to the public).

           Valuation  Placing a value on an asset. Stock analysis determines the market value of a company's stocks based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, a stock with a low P/E is said to have a low valuation.

           Weighting  Refers to the percentage of assets within a portfolio
        (over/under)  relative to the percentage in the portfolio's benchmark index or investment universe. "Weighting" is usually used to describe a fund's relative position in sectors, industries, or countries.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2001
--------------------------------------------------------------------------------

                                                                         Scudder
                                                     Scudder Health     Technology
Assets                                                 Care Fund     Innovation Fund
-------------------------------------------------------------------------------------
Investments in securities, at value (cost, see
   accompanying investment portfolios) .........   $ 234,723,366    $ 411,916,109
Cash ...........................................          35,706            1,583
Foreign currency, at value (cost of $112 and $0,
   respectively) ...............................             112             --
Receivable for investments sold ................         974,318        5,172,938
Dividends receivable ...........................         174,752          141,822
Interest receivable ............................            --            122,589
Receivable for Fund shares sold ................         307,878          240,156
Foreign taxes recoverable ......................           2,899             --
Other assets ...................................           6,320             --
                                                   -------------    -------------
Total assets ...................................     236,225,351      417,595,197

Liabilities
----------------------------------------------------------------------------------
Payable for investments purchased ..............            --          4,379,298
Payable for Fund shares redeemed ...............         253,405          617,396
Accrued management fee .........................         158,010          279,992
Accrued Trustees' fees and expenses ............          13,400            2,809
Other accrued expenses and payables ............          82,335          129,708
                                                   -------------    -------------
Total liabilities ..............................         507,150        5,409,203
----------------------------------------------------------------------------------
Net assets, at value                               $ 235,718,201    $ 412,185,994
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
  Investments ..................................      32,896,248      (52,177,787)
  Foreign currency related transactions ........              62             --
Accumulated net realized gain (loss) ...........     (19,684,261)    (174,092,470)
Paid-in capital ................................     222,506,152      638,456,251
----------------------------------------------------------------------------------
Net assets, at value                               $ 235,718,201    $ 412,185,994
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
--------------------------------------------------------------------------------

                                                                         Scudder
                                                     Scudder Health     Technology
Net Asset Value                                        Care Fund     Innovation Fund
-------------------------------------------------------------------------------------
Class AARP
Net assets applicable to shares outstanding .......   $ 35,024,487   $ 12,213,696

Shares outstanding of beneficial interest, $.01
   par value, unlimited number of shares authorized      1,714,650        588,103

Net Asset Value, offering and redemption price (a)    ------------   ------------
   per share ......................................   $      20.43          20.77
                                                      ------------   ------------
Class S
Net assets applicable to shares outstanding .......   $188,372,056   $398,706,917

Shares outstanding of beneficial interest, $.01
   par value, unlimited number of shares authorized      9,213,873     19,206,998

Net Asset Value, offering and redemption price (a)
   per share ......................................   $      20.44   $      20.76
                                                      ------------   ------------
Class A
Net assets applicable to shares outstanding .......   $  7,404,996   $    782,627

Shares outstanding of beneficial interest, $.01
   par value, unlimited number of shares authorized        362,825         37,747
                                                      ------------   ------------
Net Asset Value, and redemption price per share ...   $      20.41   $      20.73
                                                      ------------   ------------
Maximum offering price per share (100 / 94.25         ------------   ------------
   of $20.41 and $20.73, respectively) ............   $      21.66   $      22.00
                                                      ------------   ------------
Class B
Net assets applicable to shares outstanding .......   $  3,954,959   $    136,305

Shares outstanding of beneficial interest, $.01
   par value, unlimited number of shares authorized        194,531          6,595

Net Asset Value, offering and redemption price        ------------   ------------
   per share ......................................   $      20.33   $      20.67
                                                      ------------   ------------
Class C
Net assets applicable to shares outstanding .......   $    960,827   $    346,449

Shares outstanding of beneficial interest, $.01
   par value, unlimited number of shares authorized         47,253         16,761

Net Asset Value, offering and redemption price        ------------   ------------
    per share .....................................   $      20.33   $      20.67
                                                      ------------   ------------
Class I
Net assets applicable to shares outstanding .......   $        876   $       --

Shares outstanding of beneficial interest, $.01
   par value, unlimited number of shares authorized             43           --

Net Asset Value, offering and redemption price        ------------   ------------
   per share ......................................   $      20.44   $       --
                                                      ------------   ------------

(a)Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended May 31, 2001
--------------------------------------------------------------------------------

                                                                         Scudder
                                                     Scudder Health     Technology
Investment Income                                      Care Fund     Innovation Fund
--------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of
   $13,733 and $47,893, respectively) ...............   $     978,187    $     259,473
Interest ............................................         411,414        5,078,976
                                                        -------------    -------------
Total Income ........................................       1,389,601        5,338,449
                                                        -------------    -------------
Expenses:
Management fee ......................................       1,772,283        5,718,033
Administrative fee ..................................         541,851        1,348,597
Services to shareholders ............................         214,358          768,392
Custodian and accounting fees .......................          22,871           44,462
Distribution services fees ..........................           6,028              574
Administrative services fees ........................           4,605              562
Auditing ............................................           7,010           15,478
Legal ...............................................          11,419           43,220
Trustees' fees and expenses .........................          13,441           23,000
Reports to shareholders .............................          36,848           75,636
Registration fees ...................................          38,949           25,900
Amortization of organization expenses ...............           2,664              242
Interest expense ....................................           7,842             --
Other ...............................................           2,813           58,734
                                                        -------------    -------------
Total expenses, before expense reductions ...........       2,682,982        8,122,830
Expense reductions ..................................          (3,584)         (19,066)
                                                        -------------    -------------
Total expenses, after expense reductions ............       2,679,398        8,103,764
--------------------------------------------------------------------------------------
Net investment income (loss)                               (1,289,797)      (2,765,315)
--------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on
investment transactions
--------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments .........................................     (16,332,326)    (147,269,366)
Foreign currency related transactions ...............         (20,275)         (51,042)
                                                        -------------    -------------
                                                          (16,352,601)    (147,320,408)
                                                        -------------    -------------
Net unrealized appreciation (depreciation) during the
period on:
                                                                         -------------
Investments .........................................      16,682,162     (186,194,318)
Foreign currency related transactions ...............          (1,622)          34,448
                                                        -------------    -------------
                                                           16,680,540     (186,159,870)
--------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                    327,939     (333,480,278)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                         $    (961,858)   $(336,245,593)
--------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Scudder Health Care Fund
--------------------------------------------------------------------------------

                                                           Years Ended May 31,
Increase (Decrease) in Net Assets                         2001             2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $  (1,289,797)   $    (659,310)
Net realized gain (loss) on investment transactions     (16,352,601)       6,498,266
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      16,680,540       11,709,270
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................        (961,858)      17,548,226
                                                      -------------    -------------
Distributions to shareholders from:
Net realized gains:
  Class AARP ......................................        (604,305)            --
  Class S .........................................      (7,056,237)            --
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     251,639,604       55,751,188
Reinvestment of distributions .....................       7,481,665
Cost of shares redeemed ...........................    (109,619,121)     (26,560,656)
Redemption fees ...................................         603,405           88,513
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     150,105,553       29,279,045
                                                      -------------    -------------
Increase (decrease) in net assets .................     141,483,153       46,827,271
Net assets at beginning of period .................      94,235,048       47,407,777

                                                      -------------    -------------
Net assets at end of period .......................   $ 235,718,201    $  94,235,048
                                                      -------------    -------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Scudder Technology Innovation Fund
--------------------------------------------------------------------------------

                                                           Years Ended May 31
Increase (Decrease) in Net Assets                         2001             2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $  (2,765,315)   $  (3,726,164)
Net realized gain (loss) on investment transactions    (147,320,408)      26,138,432
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......    (186,159,870)     113,042,960
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................    (336,245,593)     135,455,228
                                                      -------------    -------------
Distribution to shareholders from:
Net realized gains:
  Class AARP ......................................      (1,141,803)            --
  Class S .........................................     (45,894,087)     (13,942,736)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     291,239,749      592,736,489
Reinvestment of distributions .....................      45,906,490       13,589,780
Cost of shares redeemed ...........................    (210,269,005)    (179,749,674)
Redemption fees ...................................         642,701        1,015,276
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     127,519,935      427,591,871
                                                      -------------    -------------
Increase (decrease) in net assets .................    (255,761,548)     549,104,363
Net assets at beginning of period .................     667,947,542      118,843,179
                                                      -------------    -------------
Net assets at end of period .......................   $ 412,185,994    $ 667,947,542
                                                      -------------    -------------



    The accompanying notes are an integral part of the financial statements.

Scudder Health Care Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------
                                                                        2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $24.89
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (b)                                      (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions   (3.73)
--------------------------------------------------------------------------------
  Total from investment operations                                     (3.80)
--------------------------------------------------------------------------------
Less distribution from:
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                         (.69)
--------------------------------------------------------------------------------
  Redemption fees                                                         .03
--------------------------------------------------------------------------------
  Net asset value, end of period                                       $20.43
--------------------------------------------------------------------------------
Total Return (%) (c)                                                   (15.48)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     35
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                   1.20*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              (.54)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                65
--------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b)      Based on average shares outstanding during the period.

(c) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

*        Annualized

**       Not annualized

Scudder Health Care Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                                             2001(b)   2000(b)   1999(b)   1998(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period        $18.32    $12.93    $12.08   $12.00
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (d)           (.14)     (.17)     (.11)    (.01)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                  2.88      5.54       .94      .09
------------------------------------------------------------------------------------
  Total from investment operations            2.74      5.37       .83      .08
------------------------------------------------------------------------------------
Less distribution from:
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                               (.69)        --        --       --
------------------------------------------------------------------------------------
  Redemption fees                              .07       .02       .02    --***
------------------------------------------------------------------------------------
Net asset value, end of period              $20.44    $18.32    $12.93   $12.08
------------------------------------------------------------------------------------
Total Return (%)                             14.88    41.69(f)  7.04(f)  .67(e)(f)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)         188        94        47       41
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                           1.31    1.89(g)     1.95    3.68*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                           1.31    1.83(g)     1.75    1.75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.64)    (1.10)     (.88)   (.40)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     65       142       133      68*
------------------------------------------------------------------------------------

(a) On October 2, 2000 existing shares of the Fund were redesignated as Class S shares.

(b)      Year ended May 31.

(c) For the period from March 2, 1998 (commencement of operations) to May 31, 1998.

(d)      Based on average shares outstanding during the period.

(e) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

(f) Total return would have been lower had certain expenses not been reduced.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.79% and 1.75%, respectively.

*        Annualized

**       Not annualized

***      Amount is less than one half of $.01.

Scudder Technology Innovation Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------
                                                                        2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $49.10
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (b)                                             (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions   (25.80)
--------------------------------------------------------------------------------
  Total from investment operations                                     (25.87)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net realized gain on investment transactions                         (2.52)
--------------------------------------------------------------------------------
  Redemption fees                                                         .06
--------------------------------------------------------------------------------
Net asset value, end of period                                         $20.77
--------------------------------------------------------------------------------
Total Return (%) (c)                                                   (54.17)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     12
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.28*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       (.38)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               165
--------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b)      Based on average shares outstanding during the period.

(c) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

*        Annualized

**       Not annualized

Scudder Technology Innovation Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                                             2001(b)   2000(b)  1999(b)   1998(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period        $39.55    $19.31   $12.07   $12.00
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (d)           (.15)     (.34)    (.17)    (.03)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                (16.15)    21.81     7.37      .10
------------------------------------------------------------------------------------
  Total from investment operations          (16.30)    21.47     7.20      .07
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                              (2.52)    (1.32)       --       --
------------------------------------------------------------------------------------
  Redemption fees                              .03       .09      .04    --***
------------------------------------------------------------------------------------
Net asset value, end of period              $20.76    $39.55   $19.31   $12.07
------------------------------------------------------------------------------------
Total Return (%)                            (43.13)   111.79   59.90(f) .58(e)(f)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)         399       668      119       37
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                           1.41    1.31(g)    1.86    3.69*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                           1.41    1.30(g)    1.75    1.75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.48)     (.91)   (1.11)   (.87)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    165        83      135     137*
------------------------------------------------------------------------------------

(a) On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

(b)      Years ended May 31.

(c) For the period from March 2, 1998 (commencement of operations) to May 31, 1998.

(d)      Based on average shares outstanding during the period.

(e) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

(f) Total return would have been lower had certain expenses not been reduced.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.30% and 1.30%, respectively.

*        Annualized

**       Not annualized

***      Amount is less than one half of $.01.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Health Care Fund and Scudder Technology Innovation Fund (formerly "Scudder Technology Fund") (the "Funds") are each a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On October 2, 2000, the Funds commenced offering multiple classes of shares. Existing shares of the Funds were redesignated as Class S and the Funds commenced offering Class AARP shares. On December 29, 2000 the Funds commenced offering additional shares: Class A, Class B and Class C. In addition, on December 29, 2000, Scudder Health Care Fund commenced offering Class I shares. The six classes of shares of Scudder Health Care Fund and the five classes of shares of Scudder Technology Innovation Fund provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are especially designed for members of AARP are not subject to initial or deferred sales charges. Class S are not subject to initial or deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. As of May 31, 2001, Class I shares are held solely by the Advisor. Certain detailed information for the Funds' Class A, B, C and the Class I shares of Scudder Health Care Fund is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class-specific arrangements.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through May 31, 2001, the Scudder Health Care and Scudder Technology Innovation Fund incurred approximately $17,593,000 and $150,800,000, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to a Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of that Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as a Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Organization Costs. Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Funds may be redeemed at net asset value. However, upon the redemption or exchange of shares held by Class S and Class AARP shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Related Parties

As described in Note E, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., the Advisor directs the investments of each Fund in accordance with its respective investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.85% for each of Scudder Health Care Fund and Scudder Technology Innovation Fund, based on the applicable Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Funds, as approved by the Funds' Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement for Scudder Health Care Fund is equal to an annual rate of 0.85% of the first

$500,000,000 of the average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The management fee payable under the Management Agreement for Scudder Technology Innovation Fund is equal to an annual rate of 0.85% of the first $500,000,000 of the average daily net assets, 0.80% on the next $500,000,000, 0.75% on the next $500,000,000, 0.70% on the next $500,000,000 and 0.65% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended May 31, 2001, the fees pursuant to the Agreement and the Management Agreement for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregated $1,772,283 and $5,718,033, respectively, which was equivalent to annual effective rates of 0.85% and 0.84% of each Fund's average daily net assets. In addition, during the year ended May 31, 2001, the Advisor reimbursed Scudder Technology Innovation Fund $501,810 for losses incurred in connection with certain portfolio transactions and is included in realized gains in the Statement of Operations.

Administrative Fee. Effective October 2, 2000, the Funds, as approved by the Funds' Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by ZSI under its Management Agreement with the Funds, as described above) in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee") of 0.35% of average daily net assets for Classes AARP and S, and 0.375%, 0.425% and 0.40% of average daily net assets for Class A, Class B and Class C, respectively, computed and accrued daily and payable monthly. The Administrative Fee for Class I shares of Scudder Health Care Fund is equal to an annual rate of 0.10% of average daily net assets, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Funds (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Funds and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Funds will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). In return for the services provided, each Fund pays ZSI an Administrative Fee. For the period October 2, 2000 through May 31, 2001 for Class AARP and Class S and for the period December 29, 2000 through

May 31, 2001 for Class A, Class B, Class C and Class I, the Administrative Fee was as follows:

Scudder Health Care Fund
                                                              Unpaid at
Administrative Fee                        Total Aggregated   May 31, 2001
---------------------------------------------------------------------------
Class AARP ............................   $      52,501    $       9,520
Class S ...............................         482,074           49,958
Class A ...............................           3,895            1,798
Class B ...............................           2,784            1,189
Class C ...............................             596              258
Class I ...............................               1               --
                                          -------------    -------------
                                          $     541,851    $      62,723
                                          -------------    -------------


Scudder Technology Innovation Fund
                                                              Unpaid at
Administrative Fee                        Total Aggregated   May 31, 2001
---------------------------------------------------------------------------
Class AARP ............................   $      28,483    $       3,594
Class S ...............................       1,319,246          113,114
Class A ...............................             554              238
Class B ...............................             130               37
Class C ...............................             184              126
                                          -------------    -------------
                                          $   1,348,597    $     117,109
                                          -------------    -------------

Services Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for Scudder Health Care Fund's Classes A, B, C and I shares and Scudder Technology Innovation Fund's Classes A, B and C shares. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares of the Funds. Prior to October 2, 2000, SSC imposed its fee for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregating $148,855 and $533,000, respectively, of which all is paid at May 31, 2001.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Funds. Prior to October 2, 2000, the amount charged to Scudder Health Care Fund and Scudder Technology Innovation Fund by STC aggregated $6,940 and $30,024, respectively, all of which is paid at May 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. Prior to October 2, 2000, SFAC imposed its fee for Scudder Health Care Fund and Scudder Technology Innovation Fund, aggregating $18,676 and $34,973, respectively, of which all is paid at May 31, 2001.

Effective October 2, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of sales) through May 31, 2001, the Distribution Services Fees are as follows:

Scudder Health Care Fund
                                                                 Unpaid at
Distribution Services Fees                   Total Aggregated   May 31, 2001
-------------------------------------------- ---------------- ----------------
Class B ................................     $        4,911   $        2,103
Class C ................................              1,117              486
                                             ---------------- ----------------
                                             $        6,028   $        2,589
                                             ---------------- ----------------

Scudder Technology Innovation Fund
                                                                 Unpaid at
Distribution Services Fees                   Total Aggregated   May 31, 2001
-------------------------------------------- ---------------- ----------------
Class B ................................     $          230   $           66
Class C ................................                344              236
                                             ---------------- ----------------
                                             $          574   $          302
                                             ---------------- ----------------

Administrative Services Fees. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the period December 29, 2000 (commencement of sales) through May 31, 2001, the Administrative Services Fees were as follows:

Scudder Health Care Fund
                                                              Unpaid at
Administrative Services Fees              Total Aggregated   May 31, 2001
---------------------------------------------------------------------------
Class A ...............................   $        2,596   $        1,454
Class B ...............................            1,637              978
Class C ...............................              372              210
                                          ---------------- ----------------
                                          $        4,605   $        2,642
                                          ---------------- ----------------

Scudder Technology Innovation Fund
                                                                Unpaid at
Administrative Services Fees               Total Aggregated   May 31, 2001
----------------------------------------------------------------------------
Class A ..............................     $          370   $          245
Class B ..............................                 77               29
Class C ..............................                115               76
                                           ---------------- ----------------
                                           $          562   $          350
                                           ---------------- ----------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period December 29, 2000 (commencement of sales) through May 31, 2001 aggregated $32,801 and $2,501 for Scudder Health Care Fund and Scudder Technology Innovation Fund, respectively, of which none was paid to other firms.

In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of sales) to May 31, 2001, the CDSC for Class B and Class C for Scudder Health Care Fund was $540 and $0, respectively, and none for Scudder Technology Innovation Fund.

Trustees' Fees and Expenses. The Funds pay each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended May 31, 2001 the Trustees' fees and expenses for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregated $13,441 and $23,000, respectively.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not receive a management fee for the Funds' investment in the QP Trust. Distributions from the QP Trust to Scudder Health Care Fund and Scudder Technology Innovation Fund for the year ended May 31, 2001, totaled $41,309 and $98,500, respectively, and are reflected as dividend income on the statement of operations.

Other Related Parties. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangements

Each Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2001, Scudder Health Care Fund's and Scudder Technology Innovation Fund's custodian fees were reduced by $2,459 and $13,097, respectively. Prior to October 2, 2000, Scudder Health Care Fund's and Scudder Technology Innovation Fund's transfer agent fees were reduced by $1,125 and $5,969, respectively.

Effective October 2, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

D. Lines of Credit

The Funds and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

E. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

F. Share Transactions

The following tables summarize share and dollar activity in the Scudder Health Care Fund:

                              Year Ended                     Year Ended
                             May 31, 2001                   May 31, 2000
                   -------------------------------------------------------------
                     Shares           Dollars       Shares           Dollars
Shares sold
--------------------------------------------------------------------------------
Class AARP* ......    1,938,908   $   42,933,983            --   $           --
Class S** ........    8,766,981      196,214,855     3,177,427       55,751,188
Class A*** .......      386,075        7,638,160            --               --
Class B*** .......      198,180        3,912,999            --               --
Class C*** .......       47,705          938,605            --               --
Class I*** .......           43            1,002            --               --
                                  --------------                 ---------------
                                  $  251,639,604                 $   55,751,188
                                  --------------                 ---------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP* ......       25,290   $      587,983            --   $           --
Class S** ........      296,375        6,893,682            --               --
Class A*** .......           --               --            --               --
Class B*** .......           --               --            --               --
Class C*** .......           --               --            --               --
Class I*** .......           --               --            --               --
                                  --------------                 ---------------
                                  $    7,481,665                 $           --
                                  --------------                 ---------------
Shares redeemed
--------------------------------------------------------------------------------
Class AARP* ......    (249,548)   $  (4,926,045)            --   $           --
Class S** ........  (4,993,132)    (104,158,769)   (1,700,844)     (26,560,656)
Class A*** .......     (23,250)        (455,897)            --               --
Class B*** .......      (3,649)         (68,606)            --               --
Class C*** .......        (452)          (9,804)            --               --
Class I*** .......           --               --            --               --
                                  --------------                 ---------------
                                  $(109,619,121)                 $ (26,560,656)
                                  --------------                 ---------------

                              Year Ended                     Year Ended
                             May 31, 2001                   May 31, 2000
                   -------------------------------------------------------------
                     Shares           Dollars       Shares           Dollars

Redemption fees
-------------------------------------------------------------------------------
Class AARP* ......             --   $       33,974         --   $           --
Class S** ........             --          569,431         --           88,513
Class A*** .......             --               --         --               --
Class B*** .......             --               --         --               --
Class C*** .......             --               --         --               --
Class I*** .......             --               --         --               --
                                    --------------              ---------------
                                    $      603,405              $       88,513
                                    --------------              ---------------
Net increase (decrease)
-------------------------------------------------------------------------------
Class AARP* ......      1,714,650   $   38,629,895         --   $           --
Class S** ........      4,070,224       99,519,211  1,476,583       29,279,045
Class A*** .......        362,825        7,182,263         --               --
Class B*** .......        194,531        3,844,393         --               --
Class C*** .......         47,253          928,801         --               --
Class I*** .......             43              990         --               --
                                    --------------              ---------------
                                    $  150,105,553              $   29,279,045
                                    --------------              ---------------

* For the period October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

*** For the period December 29, 2000 (commencement of sales of Class A, Class B, Class C and Class I shares) to May 31, 2001.



The following table summarizes share and dollar activity in the Scudder Technology Innovation Fund:

                          Year Ended                        Year Ended
                         May 31, 2001                      May 31, 2000
                ----------------------------------------------------------------
                   Shares           Dollars          Shares           Dollars

Shares sold
--------------------------------------------------------------------------------
Class AARP* ....      711,621   $   26,222,389               --   $           --
Class S** ......    6,945,310      263,323,057       14,964,757      592,736,489
Class A*** .....       40,755          961,665               --               --
Class B*** .....       16,301          372,349               --               --
Class C*** .....       16,828          360,289               --               --
                                --------------                    --------------
                                $  291,239,749                    $  592,736,489
                                --------------                    --------------

                              Year Ended                        Year Ended
                             May 31, 2001                      May 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* .......        36,484   $    1,101,481               --   $           --
Class S** .........     1,484,574       44,805,009          345,180       13,589,780
Class A*** ........            --               --               --               --
Class B*** ........            --               --               --               --
Class C*** ........            --               --               --               --
                                    --------------                    ---------------
                                    $   45,906,490                    $   13,589,780
                                    --------------                    ---------------
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* .......     (160,002)   $  (4,335,442)               --   $           --
Class S** .........   (6,112,950)    (205,663,715)      (4,574,837)    (179,749,674)
Class A*** ........       (3,008)         (68,787)               --               --
Class B*** ........       (9,706)        (198,407)               --               --
Class C*** ........          (67)          (2,654)               --               --
                                    --------------                    ---------------
                                    $(210,269,005)                    $(179,749,674)
                                    --------------                    ---------------
Redemption fees
-------------------------------------------------------------------------------------
Class AARP* .......                 $       24,649               --   $           --
Class S** .........                        618,052               --        1,015,276
Class A*** ........                             --               --               --
Class B*** ........                             --               --               --
Class C*** ........                             --               --               --
                                    --------------                    ---------------
                                    $      642,701                    $    1,015,276
                                    --------------                    ---------------

                              Year Ended                        Year Ended
                             May 31, 2001                      May 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* .......       588,103   $   23,013,077               --   $           --
Class S** .........     2,316,934      103,082,403       10,735,100      427,591,871
Class A*** ........        37,747          892,878               --               --
Class B*** ........         6,595          173,942               --               --
Class C*** ........        16,761          357,635               --               --
                                    --------------                    ---------------
                                    $  127,519,935                    $  427,591,871
                                    --------------                    ---------------

* For the period October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

*** For the period December 29, 2000 (commencement of sales of Class A, Class B and Class C shares) to May 31, 2001.

Report of Independent Accountants
--------------------------------------------------------------------------------

                     To the Trustees of Scudder Securities Trust and the Class AARP and Class S Shareholders of the Scudder Health Care Fund and Scudder Technology Innovation Fund:

                     In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the Class AARP and Class S financial highlights present fairly, in all material respects, the financial position of Scudder Health Care Fund and Scudder Technology Innovation Fund, formerly Scudder Technology Fund, (the "Funds"), at May 31, 2001, and the results of their operations, the changes in their net assets and the Class AARP and Class S financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class AARP and Class S financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

                     Boston, Massachusetts          PricewaterhouseCoopers LLP
                     July 24, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

                     The Scudder Health Care Fund and the Scudder Technology Fund paid distributions of $0.315 and $2.41, respectively, per share from net long-term capital gains during their year ended May 31, 2001, of which 100% represents 20% rate gains.

                     Pursuant to Section 852 of the Internal Revenue Code, the Scudder Health Care Fund and the Scudder Technology Innovation Fund designated $361,000 and $26,500,000, respectively, as capital gain dividends for their year ended May 31, 2001, of which 100% represents 20% rate gains.

                     Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call
                     1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                      James E. Fenger*
   o  President and Trustee                o  Vice President

 Henry P. Becton, Jr.                    William F. Glavin*
   o  Trustee; President, WGBH             o  Vice President
      Educational Foundation
                                         Sewall Hodges*
 Dawn-Marie Driscoll                       o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,      Robert L. Horton*
      Center for Business Ethics,          o  Vice President
      Bentley College
                                         James E. Masur*
 Edgar R. Fiedler                          o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The           Howard S. Schneider*
      Conference Board, Inc.               o  Vice President

 Keith R. Fox                            Robert D. Tymoczko*
   o  Trustee; General Partner,            o  Vice President
      The Exeter Group of Funds
                                         Blair F. Treisman*
 Jean Gleason Stromberg                    o  Vice President
   o  Trustee; Consultant
                                         John Millette*
 Jean C. Tempel                            o  Vice President and Secretary
   o  Trustee; Managing Director,
      First Light Capital, LLC           Kathryn L. Quirk*
                                           o  Vice President and
 Steven Zaleznick                             Assistant Secretary
   o  Trustee; President and
      Chief Executive Officer,           John R. Hebble*
      AARP Services, Inc.                  o  Treasurer

 Thomas V. Bruns*                        Brenda Lyons*
   o  Vice President                       o  Assistant Treasurer

 Peter Chin*                             Caroline Pearson*
   o  Vice President                       o  Assistant Secretary

 J. Brooks Dougherty*                    *Zurich Scudder Investments, Inc.
   o  Vice President

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.






AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

SCUDDER HEALTH
CARE FUND
SCUDDER TECHNOLOGY
INNOVATION FUND

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

SCUDDER HEALTH
CARE FUND

5
PERFORMANCE UPDATE

11
INDUSTRY SECTORS

12
LARGEST HOLDINGS

13
PORTFOLIO OF
INVESTMENTS
SCUDDER TECHNOLOGY
INNOVATION FUND

15
AT A GLANCE

16
PERFORMANCE UPDATE

21
INDUSTRY SECTORS

22
LARGEST HOLDINGS

23
PORTFOLIO OF
INVESTMENTS

26
SCUDDER HEALTH
CARE FUND
SCUDDER TECHNOLOGY INNOVATION FUND
FINANCIAL STATEMENTS

31
FINANCIAL HIGHLIGHTS

35
NOTES TO
FINANCIAL STATEMENTS

44
REPORT OF
INDEPENDENT AUDITORS

AT A GLANCE

ABOUT SCUDDER HEALTH CARE FUND
SCUDDER HEALTH CARE FUND COMMENCED OFFERING CLASS A, B AND C SHARES (THE ADVISOR CLASSES) AS OF DECEMBER 29, 2000. SHARES OF THE FUND OUTSTANDING AS OF OCTOBER 2, 2000 WERE REDESIGNATED AS CLASS S SHARES. THE INCEPTION DATE OF CLASS S SHARES IS MARCH 2, 1998. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIOS OF SECURITIES AND HAVE THE SAME MANAGEMENT TEAM. BECAUSE OF DIFFERENT FEES AND EXPENSES, PERFORMANCE OF SHARE CLASSES WILL DIFFER.

 SCUDDER HEALTH CARE FUND
 TOTAL RETURNS

 FOR THE 12-MONTH PERIOD ENDED MAY 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                                 LIPPER
                                                   SCUDDER HEALTH CARE         SCUDDER HEALTH CARE        HEALTH/BIOTECHNOLOGY
SCUDDER HEALTH CARE FUND CLASS A                      FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
--------------------------------                   -------------------         -------------------       -----------------------
14.42                                                     13.55                       13.57                       14.76

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MIGHT BE WORTH MORE OR LESS THAN ORIGINAL COST.

RETURNS ARE HISTORICAL FOR SCUDDER HEALTH CARE CLASS S SHARES WHICH, UNLIKE CLASS A, B AND C SHARES, DO NOT HAVE ANY SALES CHARGES, 12B-1 FEES, OR OTHER CLASS SPECIFIC EXPENSES LIKE ADMINISTRATIVE SERVICE FEES. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE. CLASS S SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST. SCUDDER HEALTH CARE FUND CLASS A, B AND C SHARES WERE INITIALLY OFFERED DECEMBER 29, 2000. FROM INCEPTION TO MAY 31, 2001 THE TOTAL RETURN (UNADJUSTED FOR SALES CHARGE) FOR CLASS A SHARES WAS -12.55%, FOR CLASS B SHARES WAS -12.90% AND FOR CLASS C SHARES WAS -12.90%. THE LIPPER HEALTH/BIOTECHNOLOGY FUND CATEGORY AVERAGE FOR CLASS A, B AND C SHARES FROM JANUARY 1, 2001, THROUGH MAY 31, 2001 WAS -12.21%.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK. SOME FUNDS, LIKE THIS ONE, HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, FOREIGN SECURITIES OR MARKET CAPITALIZATION. PLEASE READ THIS FUND'S PROSPECTUS FOR SPECIFIC DETAILS REGARDING ITS INVESTMENTS AND RISK PROFILE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   5/31/01   12/29/00
 .........................................................
    SCUDDER HEALTH CARE FUND
    CLASS A                        $20.41     $23.34
 .........................................................
    SCUDDER HEALTH CARE FUND
    CLASS B                        $20.33     $23.34
 .........................................................
    SCUDDER HEALTH CARE FUND
    CLASS C                        $20.33     $23.34
 .........................................................

 SCUDDER HEALTH CARE FUND LIPPER
 RANKINGS AS OF 5/31/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HEALTH/BIOTECHNOLOGY FUNDS
 CATEGORY*

                                            CLASS S
 ..............................................................
    1-YEAR                              #40 of 91 funds
 ..............................................................
    3-YEAR                              #22 of 54 funds
 ..............................................................

 DIVIDEND REVIEW

 DURING THE 12-MONTH PERIOD, SCUDDER HEALTH CARE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                                   CLASS S
 .....................................................................
    LONG-TERM CAPITAL GAIN                          $0.315
 .....................................................................
    SHORT-TERM CAPITAL GAIN                         $0.375
 .....................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Data by Morningstar, Inc. Chicago, IL.
BOX]                       (312) 696-6000. The Morningstar Equity Style
                           Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

SCUDDER HEALTH CARE FUND PERFORMANCE UPDATE

[FENGER PHOTO]
JAMES FENGER, A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC., HAS 17 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE WITH THE FIRM. HE HAS BEEN LEAD PORTFOLIO MANAGER SINCE THE FUND'S INCEPTION. HE HAS M.B.A. AND B.A. DEGREES FROM THE UNIVERSITY OF WISCONSIN.

[CARNEY PHOTO]
ANNE T. CARNEY, A SENIOR VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC., HAS SPECIALIZED IN RESEARCHING HEALTH CARE STOCKS SINCE JOINING THE FIRM IN 1992. A PORTFOLIO MANAGER OF THE FUND, SHE FOCUSES ON MEDICAL SERVICES, DEVICES AND SUPPLIES AND HAS 11 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. SHE HAS AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF IOWA AND A B.S. IN BIOLOGY.


MEDICAL DEVICE SUPPLIERS AND SERVICE PROVIDERS SUCH AS HOSPITALS DID ESPECIALLY WELL DURING THE PERIOD, AND THE FUND'S DIVERSIFIED APPROACH TO THE SECTOR HELPED TEMPER THE UPS AND DOWNS OF AREAS SUCH AS
BIOTECHNOLOGY.

Q     HOW DID SCUDDER HEALTH CARE FUND PERFORM THIS PAST YEAR?

A     Relative to the overall equity market, Scudder Health Care Fund provided outstanding results for the 12 months ended May 31, 2001. The fund's 14.42 percent return for the period (Class A shares unadjusted for sales charges) contrasted with a 10.55 percent decline in the unmanaged Standard & Poor's 500 Index, a diverse group of large-company stocks. The average 12-month return through May 31, 2001 of funds in Scudder Health Care Fund's peer group was 14.76 percent.

Q     PRICES OF MANY STOCKS HAVE FLUCTUATED SUBSTANTIALLY DURING THE PAST 12
MONTHS. TO WHAT DEGREE HAS THIS BEEN TRUE OF HEALTH CARE STOCKS?

A     Many health care stocks offered strong and sustainable earnings growth potential over the past fiscal year, but the sector was not immune to intense short-term market volatility. We really faced two different market environments for health care, with a substantial negative shift occurring this past winter. During the summer and autumn of 2000, medical device, specialty pharmaceutical, biotechnology, drug discovery and service companies offered exceptional double-digit returns. This performance stood in stark contrast to severe market losses in sectors such as technology and telecom, areas where the fund does not invest.

  Since January, the tide has shifted, and the health care sector has been among the weaker areas in the S&P 500. To illustrate the magnitude of the change in sentiment, the fund's calendar 2001 year-to-date return through May 31, 2001 was -12.64 percent (Class A shares unadjusted for sale charge), a greater


 STANDARD & POOR'S 500 INDEX SECTOR COMPOSITION AS OF 5/31/01
[PIE CHARTS]

                                                                            ON 5/31/01
                                                                            ----------
Technology                                                                     18.1
Financials                                                                     17.7
Health care                                                                    13.4
Consumer staples                                                               12.9
Capital goods                                                                   8.7
Consumer cyclicals                                                              8.6
Energy                                                                          6.9
Communication services                                                          6.1
Utilities                                                                       4.2
Basic materials and transportation                                              3.4

SOURCE: ZURICH SCUDDER INVESTMENTS, INC. THE UNMANAGED S&P 500 INDEX IS A GROUP OF LARGE-COMPANY STOCKS. YOU CANNOT INVEST DIRECTLY IN THE INDEX.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

SCUDDER HEALTH CARE FUND PERFORMANCE UPDATE

drop than the S&P 500 Index, which fell 3.90 percent for the period.

Q     WHY DID THIS HAPPEN?

A     In early January, the Federal Reserve Board's surprise interest rate cut was the trigger. Short-term investors reacted to the Fed's economic medicine by reallocating assets away from health care to the depressed technology sector. Market timers concluded -- prematurely -- that technology stocks were poised for recovery.

  In February and March, amid renewed weakness in technology and concern that growth stocks in general were overpriced in the face of weak corporate earnings, health care stocks continued to struggle. Cash flow into most varieties of growth equity mutual funds also deteriorated, reducing the supply of new investment dollars available for health care stocks.

  Amid this headwind, some health care companies faced fundamental issues, and news of their problems raised questions about the industry. Looming patent expirations dogged large-cap pharmaceutical firms such as Merck & Co., a top-10 fund holding as of May 31, 2000 that we sold at a substantial profit by January.

  Some biotechnology companies such as Alexion Pharmaceuticals and Applied Biosciences revealed disappointing news about products, Food and Drug Administration approvals and/or research. Some investors began to wonder if the biotech industry faced a financial crunch like many dot-com technology firms. Fear overtook sense.

Q     IS IT FAIR TO COMPARE BIOTECHNOLOGY STOCKS AND TECHNOLOGY STOCKS?

A     Not at all. Our analysis shows that most biotechnology firms have been relatively prudent in their use of cash raised from the sale of stock. Resources are generally being committed to real products and research rather than marketing hype and flawed business plans, as was the case with some dot-coms. To help manage risk, we've been focusing on biotechnology firms with solid finances and strong product pipelines. MedImmune, a profitable company with strong earnings momentum, was our largest biotechnology holding as of May 31, 2001 (2.6 percent of net assets). Strong patents and high barriers to entry positively differentiate the biotech industry from its technology counterparts.

Q     CAN YOU BE MORE SPECIFIC REGARDING STOCKS THAT HELPED SCUDDER HEALTH CARE
FUND'S RESULTS?

A     Two of the fund's largest holdings as of May 31, 2001 were Abbott
Laboratories and Baxter International (5.5 percent and 5.3 percent of the net assets, respectively). Both companies, each headquartered a few miles from our investment management offices here in Chicago, were among the fund's strongest contributors to performance this past year.

  - Abbott Laboratories makes a wide range of pharmaceutical, nutritional, diagnostic and hospital supply products. Over the last few years, the company has gone through a period of subpar earnings growth due to a key patent expiration and manufacturing difficulties. We feel that the company has turned the corner on its problems and is poised for sustained growth as a result of strategic initiatives over the past two years, including the acquisition of Knoll Pharmaceuticals. Abbott has increased its critical mass in pharmaceutical marketing and R&D. Drug revenue growth has returned to a double digit level and will be augmented further by a promising new biological to treat rheumatoid arthritis, currently in the later stages of development.

  - Baxter is a global medical products company that has market-leading positions in blood therapies, renal (kidney) therapies and intravenous systems/medical products. The company is seeing increased demand for its biological products to treat hemophilia and immune deficiency diseases. Investments in increased manufacturing capacity of difficult-to-produce biologicals will fuel earnings momentum. For the second half of 2001, Baxter has said it expects to achieve an earnings growth rate in the middle-to high-teens.

Q     WHAT KINDS OF STOCKS DIDN'T WORK WELL?

A     We had two significant disappointments in the life science instrumentation area: Applied Bio-systems and Molecular Devices, both of which we sold during the second half of the fiscal year. In March, Applied Biosystems fell 33 percent in one day after the maker

SCUDDER HEALTH CARE FUND PERFORMANCE UPDATE

of gene analysis equipment said its sales growth would slow. Molecular Devices fell 58 percent in one day after it reported disappointing first-quarter profits and projected slower growth because of weakening demand for its products from large-cap pharmaceutical companies.

  Biotechnology companies spent heavily on equipment in 2000 after raising more than $15 billion in initial public offerings and other financings, and some investors took Applied Biosystems' announcement as a sign that the life science instrumentation area would face a slowdown similar to the sharp cutbacks facing some parts of the technology sector. Over the past several years, Applied Biosystems' gene analysis equipment had helped make the mapping of the human genome possible (see Terms To Know on Page 9).

  We believe the life science area still offers enormous long-term growth potential. Slower growth at some companies, such as Applied Biosystems and Molecular Devices, appears to be related to product transition issues and a near-term slowing in capital equipment purchases. We have focused on life science equipment companies that sell smaller ticket items used broadly for research. Two holdings, Invitrogen, a leader in molecular biology reagents, and Charles River, a leading provider of lab animals and preclinical testing services, fit these criteria.

Q     DID YOU MAKE ANY SIGNIFICANT CHANGES WITHIN THE PORTFOLIO THIS PAST YEAR?

A     We substantially increased our weighting in health care service companies such as hospitals. After several years of underperformance, this area showed new life. Hospitals are experiencing increased pricing flexibility and admissions growth. Last year, the low prices of these stocks made them very attractive, and the group recorded strong gains as cash flow and earnings improved while growth stocks plummeted.

  We remain positive on health care services stocks and have more than doubled Scudder Health Care Fund's weighting in this area in the past year to 13.1 percent as of May, adding hospital stocks such as Tenet Healthcare and HCA Healthcare to the fund's top 10 holdings (both 3.6 percent of net assets as of May 31, 2001). However, longer-term, we believe most service providers may not have the robust, above-average earnings growth potential of drug discovery or biotech stocks.

Q     THERE HAVE BEEN SEVERAL MERGERS ANNOUNCED WITHIN THE HEALTH CARE SECTOR
DURING THE PAST YEAR. WHAT EFFECT HAS THIS ACTIVITY HAD ON THE FUND?

A     Our yearly results were helped by Johnson & Johnson's planned acquisition of specialty pharmaceutical maker Alza, one of the fund's 10 largest holdings both at the time the merger was announced in March and as of May 31, 2001 (3.2 percent of the net assets). Alza makes a drug for attention deficit disorder that does not have to be administered during school hours, a major benefit to teachers and students. Alza also makes drug-delivery systems such as skin patches and timed-release medicines. We believe Johnson & Johnson's growth prospects will improve as a result of the deal, and our current intent is to maintain a position in this Dow Industrials component after the merger.

Q     WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

A     We think the long-term earnings growth potential of drug discovery, medical products and certain specialty pharmaceutical firms remains exceptionally attractive, especially when viewed against the prospects of traditional industrial and consumer sectors. While we had short-term setbacks this past year, we believe the market for life science instrumentation (equipment that helps researchers to study how a human cell is regulated by its genetic material and to search for disease treatments) offers an attractive long-term opportunity to benefit from advances in genomics.

  We believe the Alza -- Johnson & Johnson merger could be an important development for mid- and small-cap health care companies in that it could signal the beginning of an industry trend. Many large-cap pharmaceutical firms are looking to expand their pipeline of new products and growth potential. The current depressed valuations of some biotechnology stocks may provide an opportunity for larger firms to pick up bargains that were not available a year ago.

SCUDDER HEALTH CARE FUND PERFORMANCE UPDATE

  Over the past year, the health care sector has grown to be the third largest sector in the Standard & Poor's 500 index (13.4 percent as of May 31) -- more than capital goods or energy. In the same period, technology stocks have fallen from more than 34 percent of the index to 18.1 percent. Inevitably a pause had to occur after the year 2000's spectacular run-up. We believe that the sector has a lot further to go and over the next several years may rival financial stocks, currently the second largest sector in the S&P 500. Of course, a health care stock fund should be just one part of a well-balanced investment portfolio.

  In our view, America's and the world's changing and aging population mix bodes well for the health care sector for the long term. Our task is to find those companies that are best-positioned to profitably capitalize on developments in genomics, medical products and supplies, pharmaceuticals and health care services. Given that the detailed mapping of the human genetic code has only just begun, we are more confident than ever that long-term investors can benefit from the unraveling of the secrets of life.

TERMS TO KNOW

ANTIBODY A protein produced by the immune system that helps the body fight a particular disease or develop an immunity to it. The human body is capable of generating more than a trillion different antibodies.

FOOD AND DRUG ADMINISTRATION (FDA) The federal government agency that regulates the production, distribution and marketing of pharmaceuticals and medical devices. Before they can be legally sold in the United States, most drugs and medical products go through a rigorous and sometimes lengthy FDA approval and testing process.

GENE The basic unit of heredity that contains the functional and physical characteristics passed from parent to offspring. Genes are pieces of DNA (deoxyribonucleic acid), the material inside the nucleus of a cell that carries instructions for making living organisms.

GENE THERAPY The introduction of healthy genetic material to replace, augment or influence genes that do not function properly. In some cases the material can be injected with what is known as a genetic vaccination. In other cases the material is introduced through bio-engineered viruses that carry the therapeutic gene to the cell.

GENOME All the DNA in an organism, including its genes. The DNA is found as tightly coiled threads in the nucleus of every cell.

HUMAN GENOME PROJECT An international scientific effort to map all the genes in the human body. In 1998, an initial map of 30,000 genes was produced. Many scientists involved in the project are researching the links between genetic deficiencies and various diseases.

LIFE SCIENCE INSTRUMENTATION A manufacturing industry within the health care sector that makes instruments and other products that help scientists and medical professionals evaluate the chemical and genetic makeup of the human body.

SCUDDER HEALTH CARE FUND PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED MAY 31, 2001 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   3-YEAR   LIFE OF FUND
--------------------------------------------------------------------------------------------------
    SCUDDER HEALTH CARE FUND CLASS A          7.84%   17.64%       16.41%      (since 3/2/98)
 ..................................................................................................
    SCUDDER HEALTH CARE FUND CLASS B         10.55%   18.53%       15.97%      (since 3/2/98)
 ..................................................................................................
    SCUDDER HEALTH CARE FUND CLASS C         13.57%   19.03%       16.43%      (since 3/2/98)
 ..................................................................................................

SCUDDER HEALTH CARE FUND CLASS S
Growth of an assumed $10,000 investment in Class S shares from 03/31/98 to 5/31/01
[LINE GRAPH]

                                                               SCUDDER HEALTH CARE FUND CLASS
                                                                             A1                    STANDARD & POOR'S 500 INDEX+
                                                               ------------------------------      ----------------------------
3/31/98                                                                    9423.00                           10000.00
                                                                           9499.00                           10330.00
                                                                          10251.00                           11283.00
6/30/99                                                                   10273.00                           12682.00
                                                                          11420.00                           13659.00
                                                                          16803.00                           13601.00
                                                                          18248.00                           12415.00
5/31/01                                                                   15981.00                           11873.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN MEASURES
  NET INVESTMENT INCOME AND CAPITAL GAIN
  OR LOSS FROM PORTFOLIO INVESTMENTS,
  ASSUMING REINVESTMENT OF ALL
  DIVIDENDS. ON DECEMBER 29, 2000, THE
  FUND OFFERED AN ADDITIONAL THREE
  CLASSES OF SHARES, NAMELY THE CLASS A,
  B AND C SHARES DESCRIBED HEREIN. PRIOR
  TO OCTOBER 2, 2000, THE FUND CONSISTED
  OF ONE CLASS OF SHARES WHICH, ON THAT
  DATE, WERE RE-DESIGNATED AS CLASS S
  SHARES OF THE FUND. RETURNS SHOWN FOR
  CLASS A, B AND C SHARES FOR THE
  PERIODS PRIOR TO THEIR INCEPTION ARE
  DERIVED FROM THE HISTORICAL
  PERFORMANCE OF CLASS S SHARES OF
  SCUDDER HEALTH CARE FUND DURING SUCH
  PERIODS AND HAVE BEEN ADJUSTED TO
  REFLECT THE CURRENT MAXIMUM 5.75%
  INITIAL SALES CHARGE FOR CLASS A
  SHARES OR THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE (CDSC), IF ANY,
  CURRENTLY APPLICABLE TO CLASS B AND C
  SHARES. CLASS S SHARES HAVE NO SALES
  CHARGES, RULE 12B-1 FEES, OR
  ADMINISTRATIVE SERVICE FEES (ASF).
  CLASS B SHARE PERFORMANCE IS ADJUSTED
  FOR THE APPLICABLE CDSC, WHICH IS 4%
  WITHIN THE FIRST YEAR AFTER PURCHASE,
  DECLINING TO 0% AFTER SIX YEARS. CLASS
  C SHARE PERFORMANCE IS ADJUSTED FOR A
  CDSC, WHICH IS 1% WITHIN THE FIRST
  YEAR AFTER PURCHASE. THE PERFORMANCE
  FIGURES HAVE NOT BEEN ADJUSTED TO
  REFLECT RULE 12B-1 FEES OF .75%, WHICH
  ARE APPLICABLE TO EACH OF CLASS B AND
  C SHARES, AND ASF OF UP TO .25%, WHICH
  ARE APPLICABLE TO EACH OF CLASS A, B
  AND C SHARES FROM THE DATE OF EACH
  SUCH CLASS'S INCEPTION. THE RULE 12B-1
  FEES AND ASF APPLICABLE TO THE
  RESPECTIVE CLASSES OF SHARES OF THE
  FUND WILL AFFECT PERFORMANCE. CLASS S
  SHARES ARE SUBJECT TO CERTAIN OTHER,
  OR DIFFERENT LEVELS OF, EXPENSES THAN
  CLASSES A, B, AND C. THE EXPENSES
  APPLICABLE TO CLASS S HAVE BEEN
  REFLECTED IN THE PERFORMANCE
  PRESENTED. THE DIFFERENCE IN EXPENSES
  WILL AFFECT PERFORMANCE. RETURNS
  DURING PART OF THE PERIODS SHOWN
  INCLUDE THE EFFECT OF A TEMPORARY
  WAIVER OF MANAGEMENT FEES AND/OR
  ABSORPTION OF CERTAIN OPERATING
  EXPENSES BY THE INVESTMENT ADVISOR.
  WITHOUT SUCH WAIVER OR ABSORPTION,
  RETURNS WOULD HAVE BEEN LOWER AND
  RATINGS OR RANKINGS MAY HAVE BEEN LESS
  FAVORABLE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS.

  (1)PERFORMANCE IS FOR CLASS S SHARES
     OF SCUDDER HEALTH CARE FUND AND HAS
     BEEN ADJUSTED TO REFLECT THE
     CURRENT, MAXIMUM 5.75% INITIAL
     SALES CHARGE APPLICABLE TO CLASS A
     SHARES OF THE FUND. CLASS B AND C
     SHARES OF THE FUND, THE PERFORMANCE
     OF EACH OF WHICH IS NOT INCLUDED IN
     THE GRAPH, IS EACH SUBJECT TO RULE
     12B-1 FEES AND A CDSC OF 4% WITHIN
     THE FIRST YEAR AFTER PURCHASE,
     DECLINING TO 0% AFTER SIX YEARS,
     FOR CLASS B SHARES AND 1% WITHIN
     THE FIRST YEAR OF PURCHASE FOR
     CLASS C SHARES, WHICH WOULD AFFECT
     PERFORMANCE.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE: WIESENBERGER(R).

SCUDDER HEALTH CARE FUND INDUSTRY SECTORS

SCUDDER HEALTH CARE FUND SECTOR COMPARISON*
DATA SHOWS THE PERCENTAGE OF MARKET VALUE THAT EACH SECTOR REPRESENTED ON MAY 31, 2001 AND ON MAY 31, 2000.
[BAR GRAPH]

                                                                SCUDDER HEALTH CARE FUND ON        SCUDDER HEALTH CARE FUND ON
                                                                          5/31/01                            5/31/00
                                                                ---------------------------        ---------------------------
Biotechnology                                                              28.00                              31.00
Medical supply & specialty                                                 19.00                              20.00
U.S. major pharmaceuticals                                                 16.00                              17.00
Specialty pharmaceuticals                                                  13.00                              21.00
Hospital management                                                        10.00                               2.00
Life science equipment                                                      9.00                               0.00
Health industry services                                                    4.00                               0.00
Diversified manufacturing                                                   1.00                               0.00
International pharmaceuticals                                               0.00                               7.00
Insurance                                                                   0.00                               2.00

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

  EXCLUDES CASH EQUIVALENTS OF 6% AND 6%, RESPECTIVELY.

SCUDDER HEALTH CARE FUND LARGEST HOLDINGS

SCUDDER HEALTH CARE FUND'S 10 LARGEST HOLDINGS
Representing 38.7 percent of the fund's total common stock holdings on May 31, 2001.

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          ABBOTT LABORATORIES           Large-cap pharmaceuticals              5.5%
--------------------------------------------------------------------------------------
2.          PFIZER                        Medical products                       5.5%
--------------------------------------------------------------------------------------
3.          BAXTER INTERNATIONAL          Medical products                       5.3%
--------------------------------------------------------------------------------------
4.          AMERICAN HOME PRODUCTS        Large-cap pharmaceuticals              4.0%
--------------------------------------------------------------------------------------
5.          TENET HEALTHCARE              Hospitals                              3.7%
--------------------------------------------------------------------------------------
6.          HCA HEALTHCARE                Hospitals                              3.7%
--------------------------------------------------------------------------------------
7.          ALZA                          Specialty pharmaceuticals              3.2%
--------------------------------------------------------------------------------------
8.          ELI LILLY                     Large-cap pharmaceuticals              2.7%
--------------------------------------------------------------------------------------
9.          MEDIMMUNE                     Biotechnology                          2.6%
--------------------------------------------------------------------------------------
10.         ALLERGAN                      Specialty pharmaceuticals              2.5%
--------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER HEALTH CARE FUND
Investment Portfolio as of May 31, 2001

    CASH EQUIVALENTS 6.4%                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Zurich Scudder Cash Management QP Trust,
                                          3.96% (a) (Cost $15,118,476)                     15,118,476   $ 15,118,476
                                       ---------------------------------------------------------------------------------

    COMMON STOCKS 93.6%
------------------------------------------------------------------------------------------------------------------------


    BIOTECHNOLOGY--25.7%
                                       Alkermes, Inc.*                                         68,700      2,079,549
                                       Amgen, Inc.*                                            50,900      3,378,742
                                       Biogen, Inc.*                                           39,000      2,352,090
                                       CV Therapeutics, Inc.*                                  55,700      2,619,571
                                       Cambridge Antibody Technology Group plc*                35,900      1,360,492
                                       Celgene Corp.*                                          38,300      1,086,571
                                       Cephalon, Inc.*                                         38,900      2,356,562
                                       Corvas International, Inc.*                            139,700      1,202,817
                                       Exelixis, Inc.*                                         33,400        506,678
                                       Genentech, Inc.*                                        89,700      4,489,485
                                       Genzyme Corp.--General Division*                        43,900      4,694,666
                                       Guilford Pharmaceuticals, Inc.*                        118,400      2,752,800
                                       Human Genome Sciences, Inc.*                            49,100      3,257,785
                                       IDEC Pharmaceuticals Corp.                              38,000      2,340,800
                                       ImmunoGen, Inc.*                                       149,500      2,421,900
                                       Inspire Pharmaceuticals, Inc.*                          89,900      1,227,135
                                       Medarex, Inc.*                                          62,500      1,725,000
                                       MediChem Life Sciences, Inc.*                          177,200        455,404
                                       MedImmune, Inc.*                                       155,000      6,179,850
                                       Myriad Genetics, Inc.*                                  43,600      2,705,380
                                       NPS Pharmaceuticals, Inc.*                             145,000      4,670,450
                                       OSI Pharmaceuticals, Inc.*                              14,800        669,256
                                       PRAECIS Pharmaceuticals, Inc.*                          57,800      1,416,100
                                       Serono SA (ADR)*                                       108,400      2,482,360
                                       Transkaryotic Therapies, Inc.*                          30,900        800,959
                                       XOMA Ltd.*                                              88,400      1,124,448
                                       ---------------------------------------------------------------------------------
                                                                                                          60,356,850
------------------------------------------------------------------------------------------------------------------------

    HEALTH INDUSTRY SERVICES--3.7%
                                       Caremark Rx, Inc.*                                     316,200      5,147,736
                                       Laboratory Corp. of America Holdings*                   12,600      1,767,276
                                       Quest Diagnostics, Inc.*                                13,800      1,705,818
                                       ---------------------------------------------------------------------------------
                                                                                                           8,620,830
------------------------------------------------------------------------------------------------------------------------

    HOSPITAL
    MANAGEMENT--9.5%
                                       HCA--The Healthcare Co.                                213,000      8,592,420
                                       Tenet Healthcare Corp.*                                189,100      8,602,159
                                       Triad Hospitals, Inc.*                                 209,400      5,172,180
                                       ---------------------------------------------------------------------------------
                                                                                                          22,366,759
------------------------------------------------------------------------------------------------------------------------

    LIFE SCIENCE EQUIPMENT--8.4%
                                       Applera Corp.--Applied Biosystems Group                 83,100      2,556,156
                                       Charles River Laboratories International, Inc.*        130,400      4,133,680
                                       Invitrogen Corp.*                                       65,900      4,719,099
                                       Techne Corp.*                                           30,500      1,006,805
                                       Third Wave Technologies*(c)                            342,000      2,377,584
                                       Waters Corp.*                                           99,000      4,918,320
                                       ---------------------------------------------------------------------------------
                                                                                                          19,711,644

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------

    MEDICAL SUPPLY & SPECIALTY--17.7%
                                       Abbott Laboratories                                    250,200   $ 13,005,394
                                       Baxter International, Inc.                             254,000     12,542,520
                                       Becton, Dickinson & Co.                                119,200      4,092,136
                                       Biomet, Inc.                                            97,350      4,348,625
                                       Diagnostic Products Corp.                               27,600      2,145,072
                                       Johnson & Johnson                                        4,500        436,275
                                       Medtronic, Inc.                                         25,742      1,106,391
                                       St. Jude Medical, Inc.*                                 63,700      3,918,824
                                       ---------------------------------------------------------------------------------
                                                                                                          41,595,237
------------------------------------------------------------------------------------------------------------------------

    PHARMACEUTICALS--27.7%
                                       Allergan, Inc.                                          65,100      5,839,470
                                       ALZA Corp.*                                            160,400      7,562,860
                                       American Home Products Corp.                           149,300      9,450,690
                                       Chugai Pharmaceutical Co., Ltd.                         70,000      1,124,958
                                       Eisai Co., Ltd.                                         52,000      1,282,981
                                       Eli Lilly & Co.                                         75,600      6,403,320
                                       Forest Laboratories, Inc.*                              77,400      5,732,244
                                       GlaxoSmithKline plc (ADR)                               71,200      3,893,928
                                       IVAX Corp.*                                             57,000      1,920,900
                                       KYORIN Pharmaceutical Co., Ltd.                         55,000      2,353,978
                                       Pfizer, Inc.                                           299,050     12,826,255
                                       Pharmacia Corp.                                         55,700      2,704,792
                                       Teva Pharmaceutical Industries, Ltd. (ADR)              65,400      3,777,504
                                       ---------------------------------------------------------------------------------
                                                                                                          64,873,880
------------------------------------------------------------------------------------------------------------------------

    DIVERSIFIED MANUFACTURING--0.9%
                                       Tyco International Ltd.                                 36,200      2,079,690
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $186,708,642)                                               219,604,890
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $201,827,118)(b)                                            234,723,366
                                       ---------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

*  Non-income producing security.

(a) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(b) The cost for federal income tax purposes was $203,917,988. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $30,805,378. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,184,731 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,379,353.

(c) Securities valued in good faith by the Valuation Committee of the Trustees at fair value amounted to $2,377,584 (1.01% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at May 31, 2001 aggregated $3,002,107. These securities may also have certain restrictions as to resale.

    During the year ended May 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $259,711,103 and $129,987,717, respectively.

 14 The accompanying notes are an integral part of the financial statements.

AT A GLANCE

ABOUT SCUDDER TECHNOLOGY INNOVATION FUND

SCUDDER TECHNOLOGY INNOVATION FUND COMMENCED OFFERING CLASS A, B AND C SHARES (THE ADVISOR CLASSES) AS OF DECEMBER 29, 2000. SHARES OF THE FUND OUTSTANDING AS OF OCTOBER 2, 2000 WERE REDESIGNATED AS CLASS S SHARES. THE INCEPTION DATE OF CLASS S SHARES IS MARCH 2, 1998. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIOS OF SECURITIES AND HAVE THE SAME MANAGEMENT TEAM. BECAUSE OF DIFFERENT FEES AND EXPENSES, PERFORMANCE OF SHARE CLASSES WILL DIFFER.

 SCUDDER TECHNOLOGY INNOVATION FUND TOTAL RETURNS

 FOR THE 12 MONTH PERIOD ENDED MAY 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                            LIPPER SCIENCE &
                                                   SCUDDER TECHNOLOGY          SCUDDER TECHNOLOGY           TECHNOLOGY FUNDS
SCUDDER TECHNOLOGY INNOVATION FUND CLASS A       INNOVATION FUND CLASS B     INNOVATION FUND CLASS C        CATEGORY AVERAGE*
------------------------------------------       -----------------------     -----------------------        -----------------
-43.3                                                    -43.73                      -43.72                      -44.77

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MIGHT BE WORTH MORE OR LESS THAN ORIGINAL COST.

RETURNS ARE HISTORICAL FOR SCUDDER TECHNOLOGY INNOVATION CLASS S SHARES WHICH, UNLIKE CLASS A, B AND C SHARES, DO NOT HAVE ANY SALES CHARGES, 12B-1
FEES, OR OTHER CLASS SPECIFIC EXPENSES LIKE ADMINISTRATIVE SERVICE FEES. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE. CLASS S SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST. SCUDDER TECHNOLOGY INNOVATION FUND CLASS A, B AND C SHARES WERE INITIALLY OFFERED DECEMBER 29, 2000. FROM INCEPTION TO MAY 31, 2001 THE TOTAL RETURN (UNADJUSTED FOR SALES CHARGE) FOR CLASS A SHARES WAS -28.89%, FOR CLASS B SHARES WAS -29.09% AND FOR CLASS C SHARES WAS -29.09%. THE LIPPER SCIENCE & TECHNOLOGY FUND CATEGORY AVERAGE FOR CLASS A, B AND C SHARES FROM JANUARY 1, 2001, THROUGH MAY 31, 2001 WAS -25.09%.

 NET ASSET VALUE

                               AS OF     AS OF
                              5/31/01   12/29/00
 ....................................................
    SCUDDER TECHNOLOGY
    INNOVATION FUND CLASS A   $20.73     $29.15
 ....................................................
    SCUDDER TECHNOLOGY
    INNOVATION FUND CLASS B   $20.67     $29.15
 ....................................................
    SCUDDER TECHNOLOGY
    INNOVATION FUND CLASS C   $20.67     $29.15
 ....................................................

 SCUDDER TECHNOLOGY INNOVATION
 FUND RANKINGS AS OF 5/31/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS
 CATEGORY*

                                    CLASS S
 ......................................................
    1-YEAR                     #113 of 267 funds
 ......................................................
    3-YEAR                      #16 of 79 funds
 ......................................................

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK. SOME FUNDS, LIKE THIS ONE, HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, FOREIGN SECURITIES OR MARKET CAPITALIZATION. PLEASE READ THIS FUND'S PROSPECTUS FOR SPECIFIC DETAILS REGARDING ITS INVESTMENTS AND RISK PROFILE.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL, (312) 696-6000. The
BOX]                       Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the
                           movements of the market and a fund's valuation, which is
                           calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT
                           ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE.
                           THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM
                           VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY
                           ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS.
                           MORNINGSTAR HAS PLACED SCUDDER TECHNOLOGY INNOVATION FUND IN
                           THE SPECIALTY-TECHNOLOGY CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

SCUDDER TECHNOLOGY INNOVATION FUND PERFORMANCE UPDATE

[DOUGHERTY PHOTO]
J. BROOKS DOUGHERTY, A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, IS THE FUND'S LEAD PORTFOLIO MANAGER. HE HAS SPECIALIZED IN TECHNOLOGY STOCKS SINCE JOINING THE FIRM IN 1993 AND HAS M.B.A. AND A.B. DEGREES FROM DARTMOUTH COLLEGE.

[HORTON PHOTO]
ROBERT HORTON JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1994. HORTON RECEIVED A B.S. DEGREE IN ELECTRICAL ENGINEERING FROM LEHIGH UNIVERSITY IN 1988 AND AN M.B.A. FROM THE UNIVERSITY OF CONNECTICUT IN 1992. A CERTIFIED FINANCIAL ANALYST, HORTON WAS A SOFTWARE ENGINEER FOR FIVE YEARS BEFORE BECOMING AN INVESTMENT PROFESSIONAL IN 1993.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGEMENT TEAM AS OF MAY 31, 2001. THE TEAM'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY PARTICULAR SECURITY.


WITHOUT QUESTION, WE HAVE PASSED THROUGH ONE OF THE MOST PAINFUL PERIODS IN MARKET HISTORY, AND INVESTORS WHO STARTED THE FISCAL YEAR WITH A SUBSTANTIAL AMOUNT OF THEIR ASSETS IN TECHNOLOGY STOCKS ARE HURTING.

Q     TECHNOLOGY STOCKS, ESPECIALLY STOCKS OF EMERGING COMPANIES, HAVE FALLEN
SHARPLY IN VALUE DURING THE 2001 FISCAL YEAR. HOW DID SCUDDER TECHNOLOGY INNOVATION FUND PERFORM DURING THIS PERIOD?

A     Scudder Technology Innovation Fund fell 43.30 percent for the 12 months ended May 31, 2001 (Class A shares unadjusted for sales charges). In an extremely difficult and volatile market environment, we outperformed the fund's unmanaged benchmark -- the Goldman Sachs Technology Index -- which fell 45.27 percent for the period. We also preserved capital to a somewhat greater extent than the average fund in Lipper's Science & Technology Funds category, which plummeted to 44.77 percent for the 12 months ended May 31, 2001 (see Scudder Technology Innovation Fund rankings on page 15).

  Without question, we have passed through one of the most painful periods in market history, and investors who started the fiscal year with a substantial amount of their assets in technology stocks are hurting. As we assess the damage, we believe Scudder Technology Innovation Fund's portfolio is currently in better shape than many of our peer funds. We've also achieved a three-year performance record as of May 31, 2001, that ranks among the top 20 percent of funds in its Lipper category, and a five-star Overall Morningstar Rating(TM), the highest risk-adjusted performance rating available.(1)

(1) CLASS S SHARES RECEIVED A 5-STAR OVERALL MORNINGSTAR RATING(TM) IN THE DOMESTIC EQUITY CATEGORY, REFLECTING MORNINGSTAR RATINGS FOR THE FOLLOWING PERIODS AS OF MAY 31, 2001; 3-YR, 5 STARS. FOR THIS PERIOD, THERE WERE 4,363 FUNDS, IN MORNINGSTAR'S DOMESTIC EQUITY CATEGORY. RATINGS ARE FOR THE S SHARE CLASS ONLY; OTHER CLASSES MAY VARY. SOURCE: MORNINGSTAR, INC. AS OF MAY 31, 2001. RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S 3-, 5- AND 10-YEAR RETURNS IN EXCESS OF THE 90-DAY T-BILL AND A RISK FACTOR REFLECTING FUND PERFORMANCE BELOW THE 90-DAY T-BILL. THE TOP 10% OF THE FUNDS IN A RATING CATEGORY RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS AND THE BOTTOM 10% RECEIVE 1 STAR. THE OVERALL MORNINGSTAR RATING(TM) IS DERIVED FROM A WEIGHTED AVERAGE OF ITS APPLICABLE 3- AND 5-YEAR MORNINGSTAR RATINGS. MORNINGSTAR RATINGS(TM) DO NOT INCLUDE THE EFFECT OF A SALES CHARGE AND IF THEY HAD RESULTS MAY HAVE BEEN LESS FAVORABLE.

Q     THE PROBLEMS OF THE TECHNOLOGY SECTOR DURING THE PAST YEAR ARE WELL
DOCUMENTED. WILL YOU BRIEFLY DESCRIBE THE CHALLENGES THE SECTOR HAS FACED?

A     The poor performance of the technology sector during the past year is easy to understand in retrospect. A combination of factors -- among them heavy investment in Internet-related technologies and heavy corporate spending on information technology ahead of Y2K -- led to an explosion in the sector's sales growth during 1999 and early 2000. With business booming, investors based their expectations for future earnings trends on the assumption that business could continue at this rapid clip. But once the Federal Reserve's interest rate hikes began to slow the economy during the middle of last year, it became apparent that the technology sector's earnings would be much lower than most investors anticipated. As a result, technology stock prices fell to a level that

SCUDDER TECHNOLOGY INNOVATION FUND PERFORMANCE UPDATE

reflected a slowdown in corporate earnings.

  Since the start of calendar year 2001, there has been a tug-of-war between the positive effects of lower short-term interest rates and continuing poor earnings prospects at many technology companies. Profits have been worse than expected at many high-profile firms, and this has further destabilized the market. While we enjoyed somewhat of a rebound in April, we expect these destabilizing issues to lead to ongoing volatility for the balance of calendar year 2001.

Q     HOW ARE YOU MANAGING THE FUND IN THIS ENVIRONMENT?

A     We are striving to keep the fund's industry positionings in line with those of the benchmark, and we are focusing on reasonably valued companies that are exhibiting fundamental strength. Although many institutional investors are focusing on what the technology sector is likely to do over the next couple of quarters, we think the market is losing sight of real long-term growth opportunities at companies that are facing short-run challenges. Using rigorous research and a team-based approach, we target companies with attractive long-term characteristics. The most important elements we look for are:

- Sustainable, above-average earnings-per-share growth

- Large, growing markets for their products or services

- High-quality management with a proven record of execution

- Leading market share

- Excellent balance sheets

  With regard to holdings we already own, we will maintain a position if all of the above characteristics remain in place. But if the fundamental outlook begins to deteriorate or we lose confidence in a company's management, we will sell the position.

  While this approach won't necessarily help performance on a day-to-day basis during a bear market (when even the best stocks can fall sharply), we feel that if we own companies with the strongest fundamentals, it can translate into strong performance over the long term.

Q     HOW HAVE YOU SOUGHT TO MANAGE RISK IN THIS DIFFICULT ENVIRONMENT?

A     We have sought to emphasize what we see as the highest quality companies in the technology sector, which helps lessen the risk that the stocks we own will collapse as a result of earnings disappointments. We also raised the fund's weighting in cash during the early part of the year, which helped to cushion in two ways. First, it cushioned volatility in the broader market, and second, it provided us with the ammunition to take advantage of the downturn by adding to positions in companies we like. We have also brought the fund's sector weightings into line with the weightings in its benchmark (the Goldman Sachs Technology Index), which gives the fund exposure to a wide range of industries and allows us to participate if any individual group experiences a sharp rally. We feel that a high level of diversification is important given the speed at which the various industries of the larger technology group are falling into and out of favor.

Q     HOW IS SCUDDER TECHNOLOGY INNOVATION FUND POSITIONED AMONG THE VARIOUS
INDUSTRIES WITHIN OF THE TECHNOLOGY SECTOR?

A The fund's largest position is in the semiconductor area (see Portfolio of Investment on page 21). Earnings expectations for the group may still be too high, but following the most recent round of negative news from companies in the sector (in early June, after the close of the reporting period), it appears that earnings estimates may be approaching realistic levels. We have been looking to increase the fund's position in this area.

  The networking sector has been plagued by issues such as reduced spending by telephone carriers and smaller capital budgets across many industries. The network-building frenzy of 1999 to early 2000 is over, and stock prices in the area have reflected that. However, we have added stocks that we believe have cutting-edge products that will help their customers cut costs. Examples of companies we own in this area are Sonus Networks (2.71% of net assets) and Cisco Systems (2.10% of net assets). We also own stocks that we believe will dominate their niches within the cellular area, such as Qualcomm (1.80% of net assets).

  In the software area our focus has been on companies that specialize in applications that are mission critical and/or enable their clients to save money, such as Check Point (2.99% of net assets), Mercury Interactive (1.58% of net assets) and Veritas (1.68% of net assets). Meanwhile, the hardware sector has offered few opportunities outside of the data storage area (where we hold Brocade), but we also own a position in IBM, which we believe will produce better results than investors are anticipating. The fund also holds positions in the data services sector such as EDS and First Data (2.79% of net assets) and the Internet sector primarily AOL Time Warner.

SCUDDER TECHNOLOGY INNOVATION FUND PERFORMANCE UPDATE

Q     DURING THE PAST TWO YEARS, MANY TECHNOLOGY MUTUAL FUNDS INVESTED A PORTION
OF THEIR ASSETS IN PRIVATE EQUITY INVESTMENTS AND NON-PUBLIC SECURITIES TO DIVERSIFY THEIR PORTFOLIOS AND MAXIMIZE CAPITAL APPRECIATION POTENTIAL. WHAT'S YOUR CURRENT VIEW ON SUCH SECURITIES?

A     At this time, we believe most private equity investments lack attractive risk-reward characteristics and lack the liquidity features we believe are desirable in a volatile market environment. During fiscal year 2001, a small portion of the portfolio's assets was invested in private equity securities, and this past April we wrote down the value of these securities to reflect weakened market conditions. As of May 31, 2001, private equity investments represented less than 5 percent of net assets.

Q     WHAT IS YOUR OUTLOOK FOR THE TECHNOLOGY SECTOR?

A     We believe that the Federal Reserve's interest rate cuts since January have the potential to rekindle market enthusiasm for technology. Historically, technology stocks have performed well about nine to 12 months after the Fed begins cutting the cost of borrowings. First, technology companies are gradually getting rid of their excess inventory. This has positive implications for growth, since companies will be able to ramp up production and possibly raise prices. We see a more positive picture on the demand side as well, since new technology applications and software could lead to higher spending. Additionally, investors' expectations for 2002 earnings growth -- which we believed were too high as recently as early May -- have begun to come down, lessening the risk of disappointment.

  From a long-term standpoint, technology remains an important engine of growth in the U.S. economy, and its adoption by businesses is helping to increase productivity, efficiency and overall customer satisfaction for companies in both the "new" and "old" economies. We are very positive on the sector's long-term earnings potential, especially when it is viewed in relation to the S&P 500 index and the U.S. economy as a whole. We believe that extreme volatility in the Nasdaq -- while difficult for many investors -- can be a positive in that it creates the opportunity to buy high-quality companies at valuations that don't necessarily reflect their potential long-term growth rates.

  In combination, we believe these factors support a more positive outlook for the sector in the months and years ahead. We encourage investors to keep this in mind during the inevitable times when technology stocks are falling due to short-term factors.

TERMS TO KNOW

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

SEMICONDUCTOR The essential parts that make it possible to build small, inexpensive electronic systems.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in the company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

SCUDDER TECHNOLOGY INNOVATION FUND PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED MAY 31, 2001 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                       LIFE OF
                                                     1-YEAR   3-YEAR    FUND
---------------------------------------------------------------------------------------------------
    SCUDDER TECHNOLOGY INNOVATION FUND CLASS A       -46.56%  21.64%    20.03%   (since 3/2/98)
 ...................................................................................................
    SCUDDER TECHNOLOGY INNOVATION FUND CLASS B       -45.29%  22.65%    20.88%   (since 3/2/98)
 ...................................................................................................
    SCUDDER TECHNOLOGY INNOVATION FUND CLASS C       -43.72%  23.12%    21.31%   (since 3/2/98)
 ...................................................................................................

SCUDDER TECHNOLOGY INNOVATION FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 3/31/98 to 5/31/01
[LINE GRAPH]

                                                   SCUDDER TECHNOLOGY         THE STANDARD & POOR'S           GOLDMAN SACHS
                                                INNOVATION FUND CLASS A1        500 STOCK INDEX+           TECHNOLOGY INDEX++
                                                ------------------------      ---------------------        ------------------
3/31/98                                                    9428                       10000                       10000
                                                           9859                       10330                       10695
                                                           8618                        9303                       10220
                                                          11768                       11283                       14250
                                                          13618                       11847                       15792
                                                          16449                       12682                       18001
                                                          18314                       11890                       18935
12/31/99                                                  30409                       13659                       26874
                                                          38841                       13972                       31121
                                                          35661                       13601                       28380
                                                          37519                       13469                       25618
12/31/00                                                  23465                       12415                       16689
                                                          15995                       10944                       12087
5/31/01                                                   16711                       11873                       13817

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES
 NET INVESTMENT INCOME AND CAPITAL GAIN
 OR LOSS FROM PORTFOLIO INVESTMENTS,
 ASSUMING REINVESTMENT OF ALL DIVIDENDS.
 ON DECEMBER 29, 2000, THE FUND OFFERED
 AN ADDITIONAL THREE CLASSES OF SHARES,
 NAMELY THE CLASS A, B AND C SHARES
 DESCRIBED HEREIN. PRIOR TO OCTOBER 2,
 2000, THE FUND CONSISTED OF ONE CLASS
 OF SHARES WHICH, ON THAT DATE, WERE RE-
 DESIGNATED AS CLASS S SHARES OF THE
 FUND. RETURNS SHOWN FOR CLASS A, B AND
 C SHARES FOR THE PERIODS PRIOR TO THEIR
 INCEPTION ARE DERIVED FROM THE
 HISTORICAL PERFORMANCE OF CLASS S
 SHARES OF SCUDDER TECHNOLOGY INNOVATION
 FUND DURING SUCH PERIODS AND HAVE BEEN
 ADJUSTED TO REFLECT THE CURRENT MAXIMUM
 5.75% INITIAL SALES CHARGE FOR CLASS A
 SHARES OR THE MAXIMUM CONTINGENT
 DEFERRED SALES CHARGE (CDSC), IF ANY,
 CURRENTLY APPLICABLE TO CLASS B AND C
 SHARES. CLASS S SHARES HAVE NO SALES
 CHARGES, RULE 12B-1 FEES, OR
 ADMINISTRATIVE SERVICE FEES (ASF).
 CLASS B SHARE PERFORMANCE IS ADJUSTED
 FOR THE APPLICABLE CDSC, WHICH IS 4%
 WITHIN THE FIRST YEAR AFTER PURCHASE,
 DECLINING TO 0% AFTER SIX YEARS. CLASS
 C SHARE PERFORMANCE IS ADJUSTED FOR A
 CDSC, WHICH IS 1% WITHIN THE FIRST YEAR
 AFTER PURCHASE. THE PERFORMANCE FIGURES
 HAVE NOT BEEN ADJUSTED TO REFLECT RULE
 12B-1 FEES OF .75%, WHICH ARE
 APPLICABLE TO EACH OF CLASS B AND C
 SHARES, AND ASF OF UP TO .25%, WHICH
 ARE APPLICABLE TO EACH OF CLASS A, B
 AND C SHARES FROM THE DATE OF EACH SUCH
 CLASS'S INCEPTION. THE RULE 12B-1 FEES
 AND ASF APPLICABLE TO THE RESPECTIVE
 CLASSES OF SHARES OF THE FUND WILL
 AFFECT PERFORMANCE. CLASS S SHARES ARE
 SUBJECT TO CERTAIN OTHER, OR DIFFERENT
 LEVELS OF, EXPENSES THAN CLASSES A, B,
 AND C. THE EXPENSES APPLICABLE TO CLASS
 S HAVE BEEN REFLECTED IN THE
 PERFORMANCE PRESENTED. THE DIFFERENCE
 IN EXPENSES WILL AFFECT PERFORMANCE.
 RETURNS DURING PART OF THE PERIODS
 SHOWN INCLUDE THE EFFECT OF A TEMPORARY
 WAIVER OF MANAGEMENT FEES AND/OR
 ABSORPTION OF CERTAIN OPERATING
 EXPENSES BY THE INVESTMENT ADVISOR.
 WITHOUT SUCH WAIVER OR ABSORPTION,
 RETURNS WOULD HAVE BEEN LOWER AND
 RATINGS OR RANKINGS MAY HAVE BEEN LESS
 FAVORABLE. DURING THE PERIODS NOTED,
 SECURITIES PRICES FLUCTUATED. FOR
 ADDITIONAL INFORMATION, SEE THE
 PROSPECTUS AND STATEMENT OF ADDITIONAL
 INFORMATION AND THE FINANCIAL
 HIGHLIGHTS.

 (1)PERFORMANCE IS FOR CLASS S SHARES OF
    SCUDDER TECHNOLOGY INNOVATION FUND
    AND HAS BEEN ADJUSTED TO REFLECT THE
    CURRENT, MAXIMUM 5.75% INITIAL SALES
    CHARGE APPLICABLE TO CLASS A SHARES
    OF THE FUND. CLASS B AND C SHARES OF
    THE FUND, THE PERFORMANCE OF EACH OF
    WHICH IS NOT INCLUDED IN THE GRAPH,
    IS EACH SUBJECT TO RULE 12B-1 FEES
    AND A CDSC OF 4% WITHIN THE FIRST
    YEAR AFTER PURCHASE, DECLINING TO 0%
    AFTER SIX YEARS, FOR CLASS B SHARES
    AND 1% WITHIN THE FIRST YEAR OF
    PURCHASE FOR CLASS C SHARES, WHICH
    WOULD AFFECT PERFORMANCE.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE: WIESENBERGER(R).

++THE GOLDMAN SACHS TECHNOLOGY INDEX IS
  COMPOSED OF A DIVERSE MIX OF
  TECHNOLOGY STOCKS, SELECTED AS
  REPRESENTATIVE OF THE OVERALL
  TECHNOLOGY SECTOR. THE INDEX INCLUDES
  COMPANIES FROM FIVE TECHNOLOGY GROUPS:
  COMPUTER HARDWARE, COMPUTER SOFTWARE,
  COMMUNICATIONS, SEMICONDUCTORS AND
  INFORMATION SERVICES. SOURCE:
  WIESENBERGER(R).

SCUDDER TECHNOLOGY INNOVATION FUND INDUSTRY SECTORS

SCUDDER TECHNOLOGY INNOVATION FUND SECTOR COMPARISON*
DATA SHOWS THE PERCENTAGE OF MARKET VALUE THAT EACH SECTOR REPRESENTED ON MAY 31, 2001 AND MAY 31, 2000.
[BAR GRAPH]

                                                               SCUDDER TECHNOLOGY INNOVATION      SCUDDER TECHNOLOGY INNOVATION
                                                                      FUND ON 5/31/01                    FUND ON 5/31/00
                                                               -----------------------------      -----------------------------
Semiconductors                                                             10.00                              25.00
Computer software                                                          22.00                              16.00
Electronic components/distributors                                         11.00                              15.00
Other                                                                      15.00                              11.00
Diverse electronic products                                                 5.00                               8.00
EDP peripherals                                                             7.00                               7.00
Telephone/communications                                                    0.00                               5.00
Miscellaneous consumer services                                             0.00                               5.00
Electronic data processing                                                  8.00                               4.00
Miscellaneous commercial services                                           0.00                               4.00
Other financial companies                                                  14.00                               0.00
EDP services                                                                6.00                               0.00
Cellular telephone                                                          2.00                               0.00

* SECTOR COMPOSITION IS SUBJECT TO CHANGE. COMPOSITION IS BASED ON THE FUND'S U.S. COMMON STOCKS AND ANY AMERICAN DEPOSITORY RECEIPTS IN ITS PORTFOLIO. DUE TO THE FUND'S CONCENTRATION IN THE TECHNOLOGY SECTOR, THE FUND MAY BE SUBJECTED TO GREATER SHARE PRICE VOLATILITY THAN A MORE DIVERSIFIED PORTFOLIO.

  EXCLUDES CASH EQUIVALENTS OF 7% AND 6%, RESPECTIVELY.

SCUDDER TECHNOLOGY INNOVATION FUND LARGEST HOLDINGS

SCUDDER TECHNOLOGY INNOVATION FUND'S 10 LARGEST HOLDINGS*
Representing 34.3 percent of the fund's total common stock holdings on May 31, 2001

              HOLDINGS                                                            PERCENT
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
1.            MICROSOFT                     Developer of computer software.         5.9%
-----------------------------------------------------------------------------------------
2.            NASDAQ-100 INDEX TRACKING     Provider of investments results         5.0%
              STOCK                         that generally correspond to the
                                            price and yield performance of
                                            the component securities of the
                                            Nasdaq-100 Index.
-----------------------------------------------------------------------------------------
3.            ISHARES GOLDMAN SACHS         Operator of an exchange traded          3.5%
              TECHNOLOGY INDEX FUND         fund.
-----------------------------------------------------------------------------------------
4.            AOL TIME WARNER               Provider of entertainment, news         3.1%
                                            and Internet brands across
                                            converging forms of media.
-----------------------------------------------------------------------------------------
5.            CHECK POINT SOFTWARE          Developer of management                 3.0%
              TECHNOLOGIES                  solutions for active networks.
-----------------------------------------------------------------------------------------
6.            FIRST DATA                    Provider of credit-card                 2.8%
                                            processing services.
-----------------------------------------------------------------------------------------
7.            ELECTRONIC DATA SYSTEMS       Provider of information                 2.8%
                                            technology systems.
-----------------------------------------------------------------------------------------
8.            CREE RESEARCH                 Designer, developer and                 2.8%
                                            manufacturer of silicon carbide
                                            based semiconductor materials
                                            and electronic devices.
-----------------------------------------------------------------------------------------
9.            BROCADE COMMUNICATIONS        Provider of switching solutions         2.7%
              SYSTEMS                       for storage area networks.
-----------------------------------------------------------------------------------------
10.           SONUS NETWORKS                Provides voice infrastructure           2.7%
                                            products.
-----------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER TECHNOLOGY INNOVATION FUND
Investment Portfolio as of May 31, 2001

    CASH EQUIVALENTS 7.5%                                                                   SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             Zurich Scudder Cash Management QP Trust,
                                               3.96%, (a) (Cost $30,818,985)              30,818,985   $ 30,818,985
                                             --------------------------------------------------------------------------

                                                                                          PRINCIPAL
    CORPORATE BONDS 0.8%                                                                    AMOUNT
-----------------------------------------------------------------------------------------------------------------------

    OIL & GAS PRODUCTION
                                             Kestrel Solution, Convertible, 5.5%,
                                               7/15/2005
                                               (Cost $5,900,000)                          $5,900,000      3,156,500
                                             --------------------------------------------------------------------------

    CONVERTIBLE PREFERRED STOCKS 0.5%                                                       SHARES
-----------------------------------------------------------------------------------------------------------------------

    PRECISION INSTRUMENTS
                                             CiDRA Corp.*(c)
                                               (Cost $9,999,990)                            111,111       1,999,998
                                             --------------------------------------------------------------------------

    PREFERRED STOCKS 0.9%
-----------------------------------------------------------------------------------------------------------------------

    PRECISION INSTRUMENTS
                                             Axsun Series C*(c)
                                               (Cost $7,500,006)                            642,674       3,750,003
                                             --------------------------------------------------------------------------

    COMMON STOCKS 90.3%
-----------------------------------------------------------------------------------------------------------------------

    CELLULAR TELEPHONE--1.8%
                                             Nokia Oyj (ADR)                                256,800       7,508,832
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    OTHER FINANCIAL COMPANIES--12.8%
                                             Broadband HOLDRs Trust                         139,200       3,409,008
                                             iShares Goldman Sachs Technology Index Fund    244,400      14,363,388
                                             Internet Infrastructure HOLDRs Trust           356,600       4,660,762
                                             NASDAQ-100 Index Tracking Stock*               464,300      20,768,139
                                             Semiconductor HOLDRs Trust                     100,000       4,601,000
                                             Software HOLDRs Trust                           65,300       3,422,373
                                             W.R. Hambrecht & Co.*(c)(d)                    140,000       1,400,000
                                             --------------------------------------------------------------------------
                                                                                                         52,624,670
-----------------------------------------------------------------------------------------------------------------------

    BROADCASTING & ENTERTAINMENT--3.1%
                                             AOL Time Warner, Inc.*                         241,800      12,629,214
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    TELECOMMUNICATIONS EQUIPMENT--4.2%
                                             CIENA Corp.*                                   112,600       6,097,290
                                             Sonus Networks Inc.*                           435,200      11,210,752
                                             --------------------------------------------------------------------------
                                                                                                         17,308,042
-----------------------------------------------------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--1.8%
                                             QUALCOMM, Inc.*                                125,000       7,592,500
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    COMPUTER SOFTWARE--20.0%
                                             Brocade Communications Systems, Inc.*          288,900      11,267,100
                                             Check Point Software Technologies Ltd.*        229,000      12,333,940
                                             Comverse Technology, Inc.*                     169,500       9,831,000
                                             Manugistics Group, Inc.*                       249,000       8,941,590
                                             Micromuse, Inc.*                               158,000       6,019,800
                                             Microsoft Corp.*                               348,500      24,109,230
                                             Netegrity, Inc.*                               189,000       6,397,650
                                             Sycamore Networks, Inc.*                       294,000       2,978,220
                                             Tricord Systems, Inc.*                         181,800         589,032
                                             --------------------------------------------------------------------------
                                                                                                         82,467,562

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------

    DIVERSE ELECTRONIC PRODUCTS--4.9%
                                             3Com Corp.*                                    759,400    $  4,222,264
                                             RF Micro Devices, Inc.*                        312,000       8,136,960
                                             Teradyne, Inc.*                                192,000       7,651,200
                                             --------------------------------------------------------------------------
                                                                                                         20,010,424
-----------------------------------------------------------------------------------------------------------------------

    EDP PERIPHERALS--12.0%
                                             EMC Corp.*                                     192,000       6,067,200
                                             Electronic Data Systems Corp.                  186,900      11,447,625
                                             First Data Corp.                               175,900      11,540,799
                                             Mercury Interactive Corp.*                     110,000       6,516,400
                                             Network Appliance, Inc.*                       380,000       7,068,000
                                             VERITAS Software Corp.*                        105,000       6,956,250
                                             --------------------------------------------------------------------------
                                                                                                         49,596,274
-----------------------------------------------------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
    DISTRIBUTORS--10.2%
                                             Advanced Micro Devices, Inc.*                  138,000       3,898,500
                                             Altera Corp.*                                   45,800       1,099,200
                                             ChipPAC, Inc.*                                 636,300       4,625,901
                                             Cisco Systems, Inc.*                           450,000       8,667,000
                                             Juniper Networks, Inc.*                        176,500       7,506,545
                                             Micron Technology, Inc.*                       181,200       6,795,000
                                             Texas Instruments, Inc.                        175,900       6,001,708
                                             Virata Corp.*                                  341,000       3,495,250
                                             --------------------------------------------------------------------------
                                                                                                         42,089,104
-----------------------------------------------------------------------------------------------------------------------

    ELECTRONIC DATA
    PROCESSING--7.8%
                                             Chorum Technologies, Inc.* (c)                 580,046       7,499,995
                                             Compaq Computer Corp.                          382,100       6,109,779
                                             International Business Machines Corp.           89,800      10,039,640
                                             Sun Microsystems, Inc.*                        517,000       8,514,990
                                             --------------------------------------------------------------------------
                                                                                                         32,164,404
-----------------------------------------------------------------------------------------------------------------------

    PRECISION INSTRUMENTS--2.6%
                                             Credence Systems Corp.*                        180,000       3,848,400
                                             ONI Systems Corp.*                             216,000       6,704,640
                                             --------------------------------------------------------------------------
                                                                                                         10,553,040
-----------------------------------------------------------------------------------------------------------------------

    SEMICONDUCTORS--9.1%
                                             ARM Holdings plc (ADR)*                        141,800       2,058,936
                                             Amkor Technology, Inc.*                        200,000       3,906,000
                                             Billions of Operations Per Second, Inc. (c)  1,000,000       1,250,000
                                             Cree Research, Inc.*                           395,100      11,339,370
                                             KLA-Tencor Corp.*                               95,000       4,903,900
                                             Linear Technology Corp.                        128,400       6,163,200
                                             Marvell Technology Group Ltd.*                 325,300       8,025,151
                                             --------------------------------------------------------------------------
                                                                                                         37,646,557
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $409,874,915)                                        372,190,623
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $464,093,896)(b)                                    $411,916,109
                                             --------------------------------------------------------------------------

 24 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

*  Non-income producing security.

(a) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized yield at period end.

(b) The cost for federal income tax purposes was $487,380,304. At May 31, 2001, net unrealized depreciation for all securities based on tax cost was $75,464,195. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,096,123 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $100,560,318.

(c) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $15,899,996 (3.9% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at May 31, 2001 aggregated $36,999,989. These securities may also have certain restrictions as to resale.

(d) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at May 31, 2001 amounted to $1,400,000, which represents .3% of net assets. Information concerning such restricted securities at May 31, 2001 is as follows:

                                                                        ACQUISITION
                                SECURITY                                   DATE        COST ($)
      -----------------------------------------------------------------------------------------------
      W.R. Hambrecht & Co.                                               3/13/2000     7,000,000

   During the year ended May 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $1,203,347,330 and $1,103,388,142, respectively.

    The accompanying notes are an integral part of the financial statements.  25

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of May 31, 2001

                                                                                  SCUDDER
                                                                  SCUDDER        TECHNOLOGY
                                                                HEALTH CARE      INNOVATION
                                                                    FUND            FUND
ASSETS
--------------------------------------------------------------------------------------------
Investments in securities, at value (cost, see accompanying
investment portfolios)                                          $234,723,366    $411,916,109
--------------------------------------------------------------------------------------------
Cash                                                                  35,706           1,583
--------------------------------------------------------------------------------------------
Foreign currency, at value (cost of $112 and $0,
respectively)                                                            112              --
--------------------------------------------------------------------------------------------
Receivable for investments sold                                      974,318       5,172,938
--------------------------------------------------------------------------------------------
Dividends receivable                                                 174,752         141,822
--------------------------------------------------------------------------------------------
Interest receivable                                                       --         122,589
--------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                      307,878         240,156
--------------------------------------------------------------------------------------------
Foreign taxes recoverable                                              2,899              --
--------------------------------------------------------------------------------------------
Other assets                                                           6,320              --
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     236,225,351     417,595,197
--------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------
Payable for investments purchased                                         --       4,379,298
--------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     253,405         617,396
--------------------------------------------------------------------------------------------
Accrued management fee                                               158,010         279,992
--------------------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   13,400           2,809
--------------------------------------------------------------------------------------------
Other accrued expenses and payables                                   82,335         129,708
--------------------------------------------------------------------------------------------
Total liabilities                                                    507,150       5,409,203
--------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $235,718,201    $412,185,994
--------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
Investments                                                       32,896,248     (52,177,787)
--------------------------------------------------------------------------------------------
Foreign currency related transactions                                     62              --
--------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (19,684,261)   (174,092,470)
--------------------------------------------------------------------------------------------
Paid-in capital                                                  222,506,152     638,456,251
--------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $235,718,201    $412,185,994
--------------------------------------------------------------------------------------------

 26 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

                                                                                  SCUDDER
                                                                  SCUDDER        TECHNOLOGY
                                                                HEALTH CARE      INNOVATION
                                                                    FUND            FUND
NET ASSET VALUE
--------------------------------------------------------------------------------------------
CLASS AARP
  Net assets applicable to shares outstanding                   $ 35,024,487    $ 12,213,696
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                            1,714,650         588,103
--------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share
  (a)                                                                 $20.43          $20.77
--------------------------------------------------------------------------------------------
CLASS S
  Net assets applicable to shares outstanding                   $188,372,056    $398,706,917
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                            9,213,873      19,206,998
--------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share
  (a)                                                                 $20.44          $20.76
--------------------------------------------------------------------------------------------
CLASS A
  Net assets applicable to shares outstanding                   $  7,404,996    $    782,627
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                              362,825          37,747
--------------------------------------------------------------------------------------------
  Net Asset Value, and redemption price per share                     $20.41          $20.73
--------------------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $20.41 and
  $20.73, respectively)                                               $21.66          $22.00
--------------------------------------------------------------------------------------------
CLASS B
  Net assets applicable to shares outstanding                   $  3,954,959    $    136,305
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                              194,531           6,595
--------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share            $20.33          $20.67
--------------------------------------------------------------------------------------------
CLASS C
  Net assets applicable to shares outstanding                   $    960,827    $    346,449
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                               47,253          16,761
--------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share            $20.33          $20.67
--------------------------------------------------------------------------------------------
CLASS I
  Net assets applicable to shares outstanding                   $        876    $         --
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                                   43              --
--------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share            $20.44           $  --
--------------------------------------------------------------------------------------------

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

    The accompanying notes are an integral part of the financial statements.  27

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended May 31, 2001

                                                                                           SCUDDER
                                                                  SCUDDER                TECHNOLOGY
                                                                HEALTH CARE              INNOVATION
                                                                    FUND                    FUND
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $13,733 and
$47,893, respectively)                                          $    978,187            $     259,473
-----------------------------------------------------------------------------------------------------
Interest                                                             411,414                5,078,976
-----------------------------------------------------------------------------------------------------
Total Income                                                       1,389,601                5,338,449
-----------------------------------------------------------------------------------------------------
Expenses:
Management fee                                                     1,772,283                5,718,033
-----------------------------------------------------------------------------------------------------
Administrative fee                                                   541,851                1,348,597
-----------------------------------------------------------------------------------------------------
Services to shareholders                                             214,358                  768,392
-----------------------------------------------------------------------------------------------------
Custodian and accounting fees                                         22,871                   44,462
-----------------------------------------------------------------------------------------------------
Distribution services fees                                             6,028                      574
-----------------------------------------------------------------------------------------------------
Administrative services fees                                           4,605                      562
-----------------------------------------------------------------------------------------------------
Auditing                                                               7,010                   15,478
-----------------------------------------------------------------------------------------------------
Legal                                                                 11,419                   43,220
-----------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                           13,441                   23,000
-----------------------------------------------------------------------------------------------------
Reports to shareholders                                               36,848                   75,636
-----------------------------------------------------------------------------------------------------
Registration fees                                                     38,949                   25,900
-----------------------------------------------------------------------------------------------------
Amortization of organization expenses                                  2,664                      242
-----------------------------------------------------------------------------------------------------
Interest expense                                                       7,842                       --
-----------------------------------------------------------------------------------------------------
Other                                                                  2,813                   58,734
-----------------------------------------------------------------------------------------------------
Total expenses, before expense reductions                          2,682,982                8,122,830
-----------------------------------------------------------------------------------------------------
Expense reductions                                                    (3,584)                 (19,066)
-----------------------------------------------------------------------------------------------------
Total expenses, after expense reductions                           2,679,398                8,103,764
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (1,289,797)              (2,765,315)
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      (16,332,326)            (147,269,366)
-----------------------------------------------------------------------------------------------------
Foreign currency related transactions                                (20,275)                 (51,042)
-----------------------------------------------------------------------------------------------------
                                                                 (16,352,601)            (147,320,408)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       16,682,162             (186,194,318)
-----------------------------------------------------------------------------------------------------
Foreign currency related transactions                                 (1,622)                  34,448
-----------------------------------------------------------------------------------------------------
                                                                  16,680,540             (186,159,870)
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           327,939             (333,480,278)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $   (961,858)           $(336,245,593)
-----------------------------------------------------------------------------------------------------

 28 The accompanying notes are an integral part of the financial statements.

SCUDDER HEALTH CARE FUND FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEARS ENDED MAY 31,
                                                                -------------------------------------
                                                                    2001                     2000
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $  (1,289,797)           $   (659,310)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (16,352,601)              6,498,266
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     16,680,540              11,709,270
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (961,858)             17,548,226
-----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains:
Class AARP                                                           (604,305)                     --
-----------------------------------------------------------------------------------------------------
Class S                                                            (7,056,237)                     --
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         251,639,604              55,751,188
-----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       7,481,665
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (109,619,121)            (26,560,656)
-----------------------------------------------------------------------------------------------------
Redemption fees                                                       603,405                  88,513
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      150,105,553              29,279,045
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 141,483,153              46,827,271
-----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  94,235,048              47,407,777
-----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $ 235,718,201            $ 94,235,048
-----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  29

SCUDDER HEALTH CARE FUND FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEARS ENDED MAY 31
                                                                --------------------------------------
                                                                    2001                     2000
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $  (2,765,315)           $  (3,726,164)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions              (147,320,408)              26,138,432
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (186,159,870)             113,042,960
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (336,245,593)             135,455,228
------------------------------------------------------------------------------------------------------
Distribution to shareholders from:
Net realized gains:
Class AARP                                                         (1,141,803)                      --
------------------------------------------------------------------------------------------------------
Class S                                                           (45,894,087)             (13,942,736)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         291,239,749              592,736,489
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      45,906,490               13,589,780
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (210,269,005)            (179,749,674)
------------------------------------------------------------------------------------------------------
Redemption fees                                                       642,701                1,015,276
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      127,519,935              427,591,871
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (255,761,548)             549,104,363
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 667,947,542              118,843,179
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $ 412,185,994            $ 667,947,542
------------------------------------------------------------------------------------------------------

 30 The accompanying notes are an integral part of the financial statements.

SCUDDER HEALTH CARE FUND FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                  CLASS A
                                                                ------------
                                                                PERIOD ENDED
                                                                 MAY 31,
                                                                 2001(A)
Net asset value, beginning of period                              $ 23.34
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                     (.07)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                      (2.86)
----------------------------------------------------------------------------
Total from investment operations                                    (2.93)
----------------------------------------------------------------------------
Net asset value, end of period                                    $ 20.41
----------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                               (12.55)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  7
----------------------------------------------------------------------------
Ratio of expenses (%)                                                1.40*
----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            (.74)*
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                            65
----------------------------------------------------------------------------

                                                                  CLASS B
                                                                ------------
                                                                PERIOD ENDED
                                                                 MAY 31,
                                                                 2001(A)
Net asset value, beginning of period                              $ 23.34
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                     (.13)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                      (2.88)
----------------------------------------------------------------------------
Total from investment operations                                    (3.01)
----------------------------------------------------------------------------
Net asset value, end of period                                    $ 20.33
----------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                               (12.90)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  4
----------------------------------------------------------------------------
Ratio of expenses (%)                                                2.19*
----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           (1.53)*
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                            65
----------------------------------------------------------------------------

SCUDDER HEALTH CARE FUND FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                                                ------------
                                                                PERIOD ENDED
                                                                 MAY 31,
                                                                 2001(A)
Net asset value, beginning of period                              $ 23.34
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                     (.13)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                      (2.88)
----------------------------------------------------------------------------
Total from investment operations                                    (3.01)
----------------------------------------------------------------------------
Net asset value, end of period                                    $ 20.33
----------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                               (12.90)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  1
----------------------------------------------------------------------------
Ratio of expenses (%)                                                2.16*
----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           (1.50)*
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                            65
----------------------------------------------------------------------------

                                                                  CLASS I
                                                                ------------
                                                                PERIOD ENDED
                                                                 MAY 31,
                                                                 2001(A)
Net asset value, beginning of period                              $ 23.34
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                     (.02)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                      (2.88)
----------------------------------------------------------------------------
Total from investment operations                                    (2.90)
----------------------------------------------------------------------------
Net asset value, end of period                                    $ 20.44
----------------------------------------------------------------------------
TOTAL RETURN (%)                                                   (12.43)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 --
----------------------------------------------------------------------------
Ratio of expenses (%)                                                 .95*
----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            (.29)*
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                            65
----------------------------------------------------------------------------

(a) For the period December 29, 2000 (commencement of sales of Class A, Class B, Class C, and Class I shares) to May 31, 2001.
(b) Based on average shares outstanding during the period.
(c) Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

SCUDDER TECHNOLOGY INNOVATION FUND FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                      CLASS A
                                                                -------------------
                                                                PERIOD ENDED
                                                                   MAY 31,
                                                                   2001(A)
Net asset value, beginning of period                                  $ 29.15
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                         (.07)
-----------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                          (8.35)
-----------------------------------------------------------------------------------
Total from investment operations                                        (8.42)
-----------------------------------------------------------------------------------
Net asset value, end of period                                        $ 20.73
-----------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                   (28.89)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .8
-----------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.64*
-----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.74)*
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               165
-----------------------------------------------------------------------------------

                                                                      CLASS B
                                                                -------------------
                                                                PERIOD ENDED
                                                                   MAY 31,
                                                                   2001(A)
Net asset value, beginning of period                                  $ 29.15
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                         (.13)
-----------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                          (8.35)
-----------------------------------------------------------------------------------
Total from investment operations                                        (8.48)
-----------------------------------------------------------------------------------
Net asset value, end of period                                        $ 20.67
-----------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                   (29.09)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .1
-----------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.49*
-----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.59)*
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               165
-----------------------------------------------------------------------------------

SCUDDER TECHNOLOGY INNOVATION FUND FINANCIAL HIGHLIGHTS

                                                                      CLASS C
                                                                -------------------
                                                                PERIOD ENDED
                                                                   MAY 31,
                                                                   2001(A)
Net asset value, beginning of period                                  $ 29.15
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                         (.13)
-----------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                          (8.35)
-----------------------------------------------------------------------------------
Total from investment operations                                        (8.48)
-----------------------------------------------------------------------------------
Net asset value, end of period                                        $ 20.67
-----------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                   (29.09)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .3
-----------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.46*
-----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.56)*
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               165
-----------------------------------------------------------------------------------

(a) For the period December 29, 2000 (commencement of sales of Class A, Class B and Class C shares) to May 31, 2001.

(b) Based on average shares outstanding during the period.

(c) Total return does not reflect the effect of sales charge.

* Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Health Care Fund and Scudder Technology
                             Innovation Fund (formerly "Scudder Technology
                             Fund") (the "Funds") are each a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             On October 2, 2000, the Funds commenced offering multiple classes of shares. Existing shares of the Funds were redesignated as Class S and the Funds commenced offering Class AARP shares. On December 29, 2000 the Funds commenced offering additional shares: Class A, Class B and Class C. In addition, on December 29, 2000, Scudder Health Care Fund commenced offering Class I shares. The six classes of shares of Scudder Health Care Fund and the five classes of shares of Scudder Technology Innovation Fund provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are especially designed for members of AARP are not subject to initial or deferred sales charges. Class S are not subject to initial or deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. As of May 31, 2001, Class I shares are held solely by the Advisor. Certain detailed information for the Funds' Class S and Class AARP shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class-specific arrangements.

                             The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued

NOTES TO FINANCIAL STATEMENTS

                             at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. It is each Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

                             From November 1, 2000 through May 31, 2001, the Scudder Health Care and Scudder Technology Innovation Fund incurred approximately $17,593,000 and $150,800,000, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2002.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to a Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of

NOTES TO FINANCIAL STATEMENTS

                             America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of that Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as a Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             ORGANIZATION COSTS. Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

                             REDEMPTION FEES. In general, shares of the Funds may be redeemed at net asset value. However, upon the redemption or exchange of shares held by Class S and Class AARP shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

--------------------------------------------------------------------------------

2    RELATED PARTIES         As described in Note 5, Zurich Scudder Investments,
                             Inc., ("ZSI" or the "Advisor"), formerly Scudder
                             Kemper Investments, Inc., has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment
                             Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

                             MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., the Advisor directs the investments of each Fund in accordance with its respective investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.85% for each of Scudder Health Care Fund and Scudder Technology Innovation Fund, based on the applicable Fund's average daily net assets, computed and accrued daily and payable monthly.

                             Effective October 2, 2000, the Funds, as approved by the Funds' Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement for Scudder Health Care Fund is equal to an annual rate of 0.85% of the first $500,000,000 of the average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

NOTES TO FINANCIAL STATEMENTS

                             The management fee payable under the Management Agreement for Scudder Technology Innovation Fund is equal to an annual rate of 0.85% of the first $500,000,000 of the average daily net assets, 0.80% on the next $500,000,000, 0.75% on the next $500,000,000, 0.70% on the next $500,000,000 and
                             0.65% of such net assets in excess of
                             $2,000,000,000, computed and accrued daily and payable monthly.

                             Accordingly, for the year ended May 31, 2001, the fees pursuant to the Agreement and the Management Agreement for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregated $1,772,283 and $5,718,033, respectively, which was equivalent to annual effective rates of 0.85% and 0.84% of each Fund's average daily net assets. In addition, during the year ended May 31, 2001, the Advisor reimbursed Scudder Technology Innovation Fund $501,810 for losses incurred in connection with certain portfolio transactions and is included in realized gains in the Statement of Operations.

                             ADMINISTRATIVE FEE. Effective October 2, 2000, the Funds, as approved by the Funds' Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by ZSI under its Management Agreement with the Funds, as described above) in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee") of 0.35% of average daily net assets for Classes AARP and S, and 0.375%, 0.425% and 0.40% of average daily net assets for Class A, Class B and Class C, respectively, computed and accrued daily and payable monthly. The Administrative Fee for Class I shares of Scudder Health Care Fund is equal to an annual rate of 0.10% of average daily net assets, computed and accrued daily and payable monthly.

                             As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Funds (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Funds and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Funds will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the period October 2, 2000 through May 31, 2001 for Class AARP and Class S and for the period December 29, 2000 through May 31, 2001 for Class A, Class B, Class C and Class I, the Administrative Fee was as follows:

                             SCUDDER HEALTH CARE FUND

                                                                                                      UNPAID AT
                                                     ADMINISTRATIVE FEE                 AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class AARP                                        $ 52,501      $ 9,520
                                       Class S                                            482,074       49,958
                                       Class A                                              3,895        1,798
                                       Class B                                              2,784        1,189
                                       Class C                                                596          258
                                       Class I                                                  1           --
                                                                                         --------      -------
                                                                                         $541,851      $62,723
                                                                                         ========      =======

NOTES TO FINANCIAL STATEMENTS

                             SCUDDER TECHNOLOGY INNOVATION FUND

                                                                                          TOTAL       UNPAID AT
                                                     ADMINISTRATIVE FEE                 AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class AARP                                       $   28,483     $  3,594
                                       Class S                                           1,319,246      113,114
                                       Class A                                                 554          238
                                       Class B                                                 130           37
                                       Class C                                                 184          126
                                                                                        ----------     --------
                                                                                        $1,348,597     $117,109
                                                                                        ==========     ========

                             SERVICES FEES. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Scudder Health Care Fund's Classes A, B, C and I shares and Scudder Technology Innovation Fund's Classes A, B and C shares. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares of the Funds. Prior to October 2, 2000, SSC imposed its fee for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregating $148,855 and $533,000, respectively, of which all is paid at May 31, 2001.

                             Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Funds. Prior to October 2, 2000, the amount charged to Scudder Health Care Fund and Scudder Technology Innovation Fund by STC aggregated $6,940 and $30,024, respectively, all of which is paid at May 31, 2001.

                             Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. Prior to October 2, 2000, SFAC imposed its fee for Scudder Health Care Fund and Scudder Technology Innovation Fund, aggregating $18,676 and $34,973, respectively, of which all is paid at May 31, 2001.

                             Effective October 2, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of sales) through May 31, 2001, the Distribution Services Fees are as follows:

                             SCUDDER HEALTH CARE FUND

                                                                                          TOTAL       UNPAID AT
                                                 DISTRIBUTION SERVICES FEES             AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class B                                            $4,911        $2,103
                                       Class C                                             1,117           486
                                                                                          ------        ------
                                                                                          $6,028        $2,589
                                                                                          ======        ======

NOTES TO FINANCIAL STATEMENTS

                             SCUDDER TECHNOLOGY INNOVATION FUND

                                                                                          TOTAL       UNPAID AT
                                                 DISTRIBUTION SERVICES FEES             AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class B                                             $230          $ 66
                                       Class C                                              344           236
                                                                                           ----          ----
                                                                                           $574          $302
                                                                                           ====          ====

                             ADMINISTRATIVE SERVICES FEES. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the period December 29, 2000 (commencement of sales) through May 31, 2001, the Administrative Services Fees were as follows:

                             SCUDDER HEALTH CARE FUND

                                                                                          TOTAL       UNPAID AT
                                                ADMINISTRATIVE SERVICES FEES            AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class A                                            $2,596        $1,454
                                       Class B                                             1,637           978
                                       Class C                                               372           210
                                                                                          ------        ------
                                                                                          $4,605        $2,642
                                                                                          ======        ======

                             SCUDDER TECHNOLOGY INNOVATION FUND

                                                                                          TOTAL       UNPAID AT
                                                ADMINISTRATIVE SERVICES FEES            AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class A                                             $370          $245
                                       Class B                                               77            29
                                       Class C                                              115            76
                                                                                           ----          ----
                                                                                           $562          $350
                                                                                           ====          ====

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period December 29, 2000 (commencement of sales) through May 31, 2001 aggregated $32,801 and $2,501 for Scudder Health Care Fund and Scudder Technology Innovation Fund, respectively, of which none was paid to other firms.

                             In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of sales) to May 31, 2001, the CDSC for Class B and Class C for Scudder Health Care Fund was $540 and $0, respectively, and none for Scudder Technology Innovation Fund.

                             TRUSTEES' FEES AND EXPENSES. The Funds pay each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended May 31, 2001 the Trustees' fees and expenses for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregated $13,441 and $23,000, respectively.

NOTES TO FINANCIAL STATEMENTS

                             ZURICH SCUDDER CASH MANAGEMENT QP TRUST. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not receive a management fee for the Funds' investment in the QP Trust. Distributions from the QP Trust to Scudder Health Care Fund and Scudder Technology Innovation Fund for the year ended May 31, 2001, totaled $41,309 and $98,500, respectively, and are reflected as dividend income on the statement of operations.

                             OTHER RELATED PARTIES. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

3    EXPENSE OFF-SET
     ARRANGEMENTS            Each Fund has entered into an arrangement with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2001, Scudder Health Care Fund's and Scudder Technology
                             Innovation Fund's custodian fees were reduced by $2,459 and $13,097, respectively. Prior to October
                             2, 2000, Scudder Health Care Fund's and Scudder
                             Technology Innovation Fund's transfer agent fees were reduced by $1,125 and $5,969, respectively.

                             Effective October 2, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

--------------------------------------------------------------------------------

4    LINES OF CREDIT         The Funds and several affiliated funds (the
                             "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The
                             Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

--------------------------------------------------------------------------------

5    REORGANIZATION          ZSI initiated a program to reorganize and combine
                             its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    SHARE TRANSACTIONS      The following tables summarize share and dollar
                             activity in the Scudder Health Care Fund:

                                                                      YEAR ENDED                          YEAR ENDED
                                                                     MAY 31, 2001                        MAY 31, 2000
                                                              ---------------------------         --------------------------
                                                                SHARES         DOLLARS              SHARES        DOLLARS
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------------
                                        Class AARP*            1,938,908    $  42,933,983                 --    $         --
                                       -------------------------------------------------------------------------------------
                                        Class S**              8,766,981      196,214,855          3,177,427      55,751,188
                                       -------------------------------------------------------------------------------------
                                        Class A***               386,075        7,638,160                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class B***               198,180        3,912,999                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class C***                47,705          938,605                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class I***                    43            1,002                 --              --
                                       -------------------------------------------------------------------------------------
                                                                            $ 251,639,604                       $ 55,751,188
                                       -------------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       -------------------------------------------------------------------------------------
                                        Class AARP*               25,290    $     587,983                 --    $         --
                                       -------------------------------------------------------------------------------------
                                        Class S**                296,375        6,893,682                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class A***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class B***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class C***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class I***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                                                            $   7,481,665                       $         --
                                       -------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------------
                                        Class AARP*             (249,548)   $  (4,926,045)                --    $         --
                                       -------------------------------------------------------------------------------------
                                        Class S**             (4,993,132)    (104,158,769)        (1,700,844)    (26,560,656)
                                       -------------------------------------------------------------------------------------
                                        Class A***               (23,250)        (455,897)                --              --
                                       -------------------------------------------------------------------------------------
                                        Class B***                (3,649)         (68,606)                --              --
                                       -------------------------------------------------------------------------------------
                                        Class C***                  (452)          (9,804)                --              --
                                       -------------------------------------------------------------------------------------
                                        Class I***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                                                            $(109,619,121)                      $(26,560,656)
                                       -------------------------------------------------------------------------------------
                                       REDEMPTION FEES
                                       -------------------------------------------------------------------------------------
                                        Class AARP*                   --    $      33,974                 --    $         --
                                       -------------------------------------------------------------------------------------
                                        Class S**                     --          569,431                 --          88,513
                                       -------------------------------------------------------------------------------------
                                        Class A***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class B***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class C***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class I***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                                                            $     603,405                       $     88,513
                                       -------------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       -------------------------------------------------------------------------------------
                                        Class AARP*            1,714,650    $  38,629,895                 --    $         --
                                       -------------------------------------------------------------------------------------
                                        Class S**              4,070,224       99,519,199          1,476,583      29,279,045
                                       -------------------------------------------------------------------------------------
                                        Class A***               362,825        7,182,263                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class B***               194,531        3,844,393                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class C***                47,253          928,801                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class I***                    43            1,002                 --              --
                                       -------------------------------------------------------------------------------------
                                                                            $ 150,105,553                       $ 29,279,045
                                       -------------------------------------------------------------------------------------

                               * For the period October 2, 2000 (commencement of
                                 sales of Class AARP shares) to May 31, 2001.
                              ** On October 2, 2000, existing shares of the Fund
                                 were redesignated as Class S shares.
                             *** For the period December 29, 2000 (commencement
                                 of sales of Class A, Class B, Class C and Class I shares) to May 31, 2001.

NOTES TO FINANCIAL STATEMENTS

                             The following table summarizes share and dollar activity in the Scudder Technology Innovation Fund:

                                                                      YEAR ENDED                          YEAR ENDED
                                                                     MAY 31, 2001                        MAY 31, 2000
                                                              ---------------------------         ---------------------------
                                                                SHARES         DOLLARS              SHARES         DOLLARS
                                       SHARES SOLD
                                       --------------------------------------------------------------------------------------
                                        Class AARP*              711,621    $  26,222,389                 --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**              6,945,310      263,323,057         14,964,757      592,736,489
                                       --------------------------------------------------------------------------------------
                                        Class A***                40,755          961,665                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class B***                16,301          372,349                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class C***                16,828          360,289                 --               --
                                       --------------------------------------------------------------------------------------
                                                                            $ 291,239,749                       $ 592,736,489
                                       --------------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       --------------------------------------------------------------------------------------
                                        Class AARP*               36,484    $   1,101,481                 --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**              1,484,574       44,805,009            345,180       13,589,780
                                       --------------------------------------------------------------------------------------
                                        Class A***                    --               --                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class B***                    --               --                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class C***                    --               --                 --               --
                                       --------------------------------------------------------------------------------------
                                                                            $  45,906,490                       $  13,589,780
                                       --------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       --------------------------------------------------------------------------------------
                                        Class AARP*             (160,002)   $  (4,335,442)                --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**             (6,112,950)    (205,663,715)        (4,574,837)    (179,749,674)
                                       --------------------------------------------------------------------------------------
                                        Class A***                (3,008)         (68,787)                --               --
                                       --------------------------------------------------------------------------------------
                                        Class B***                (9,706)        (198,407)                --               --
                                       --------------------------------------------------------------------------------------
                                        Class C***                   (67)          (2,654)                --               --
                                       --------------------------------------------------------------------------------------
                                                                            $(210,269,005)                      $(179,749,674)
                                       --------------------------------------------------------------------------------------
                                       REDEMPTION FEES
                                       --------------------------------------------------------------------------------------
                                        Class AARP*                         $      24,649                 --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**                                 618,052                 --        1,015,276
                                       --------------------------------------------------------------------------------------
                                        Class A***                                     --                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class B***                                     --                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class C***                                     --                 --               --
                                       --------------------------------------------------------------------------------------
                                                                            $     642,701                       $   1,015,276
                                       --------------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       --------------------------------------------------------------------------------------
                                        Class AARP*              588,103    $  23,013,077                 --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**              2,316,934      103,082,403         10,735,100      427,591,871
                                       --------------------------------------------------------------------------------------
                                        Class A***                37,747          892,878                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class B***                 6,595          173,942                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class C***                16,761          357,635                 --               --
                                       --------------------------------------------------------------------------------------
                                                                            $ 127,519,935                       $ 427,591,871
                                       --------------------------------------------------------------------------------------

                               * For the period October 2, 2000 (commencement of
                                 sales of Class AARP shares) to May 31, 2001.
                              ** On October 2, 2000, existing shares of the Fund
                                 were redesignated as Class S shares.
                             *** For the period December 29, 2000 (commencement
                                 of sales of Class A, Class B and Class C shares) to May 31, 2001.

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES OF SCUDDER SECURITIES TRUST AND THE CLASS A, CLASS B, CLASS C, AND CLASS I SHAREHOLDERS OF SCUDDER HEALTH CARE FUND AND CLASS A, CLASS B, AND CLASS C SHAREHOLDERS OF SCUDDER TECHNOLOGY INNOVATION FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A, Class B, Class C and Class I financial highlights and the Class A, Class B, and Class C financial highlights present fairly, in all material respects, the financial position of Scudder Health Care Fund and Scudder Technology Innovation Fund, formerly Scudder Technology Fund (the "Funds"), respectively at May 31, 2001, and the results of their respective operations, the changes in their net assets, and the Class A, Class B, Class C and Class I and the Class A, Class B and Class C financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts

                                          July 24, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Scudder Health Care Fund and the Scudder Technology Fund paid distributions of $0.315 and $2.41, respectively, per share from net long-term capital gains during their year ended May 31, 2001, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Scudder Health Care Fund and the Scudder Technology Innovation Fund designated $361,000 and $26,500,000, respectively, as capital gain dividends for their year ended May 31, 2001, of which 100% represents 20% rate gains. Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

HENRY P. BECTON, JR.              THOMAS V. BRUNS                   BLAIR J. TREISMAN
Trustee                           Vice President                    Vice President

LINDA C. COUGHLIN                 PETER CHIN                        ROBERT D. TYMOCZKO
Trustee, Chairperson              Vice President                    Vice President
& President
                                  J. BROOKS DOUGHERTY               JOHN MILLETTE
DAWN-MARIE DRISCOLL               Vice President                    Vice President & Secretary
Trustee
                                  JAMES E. FENGER                   KATHRYN L. QUIRK
EDGAR R. FIEDLER                  Vice President                    Vice President &
Trustee                                                             Assistant Secretary
                                  WILLIAM F. GLAVIN
KEITH FOX                         Vice President                    CAROLINE PEARSON
Trustee                                                             Assistant Secretary
                                  SEWALL HODGES
JEAN GLEASON STROMBERG            Vice President                    JOHN R. HEBBLE
Trustee                                                             Treasurer
                                  ROBERT L. HORTON
JEAN C. TEMPEL                    Vice President                    BRENDA LYONS
Trustee                                                             Assistant Treasurer
                                  JAMES E. MASUR
STEVEN ZALEZNICK                  Vice President
Trustee
                                  HOWARD SCHNEIDER
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com



[SCUDDER INVESTMENTS LOGO]

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder Sector Fund Prospectus.
SSECF-2 (7/31/01) 13706

                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

SCUDDER HEALTH
CARE FUND
SCUDDER TECHNOLOGY
INNOVATION FUND

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

SCUDDER HEALTH
CARE FUND

5
PERFORMANCE UPDATE

11
INDUSTRY SECTORS

12
LARGEST HOLDINGS

13
PORTFOLIO OF
INVESTMENTS
SCUDDER TECHNOLOGY
INNOVATION FUND

15
AT A GLANCE

16
PERFORMANCE UPDATE

21
INDUSTRY SECTORS

22
LARGEST HOLDINGS

23
PORTFOLIO OF
INVESTMENTS

26
SCUDDER HEALTH
CARE FUND
SCUDDER TECHNOLOGY INNOVATION FUND
FINANCIAL STATEMENTS

31
FINANCIAL HIGHLIGHTS

35
NOTES TO
FINANCIAL STATEMENTS

44
REPORT OF
INDEPENDENT AUDITORS

AT A GLANCE

ABOUT SCUDDER HEALTH CARE FUND
SCUDDER HEALTH CARE FUND COMMENCED OFFERING CLASS A, B AND C SHARES (THE ADVISOR CLASSES) AS OF DECEMBER 29, 2000. SHARES OF THE FUND OUTSTANDING AS OF OCTOBER 2, 2000 WERE REDESIGNATED AS CLASS S SHARES. THE INCEPTION DATE OF CLASS S SHARES IS MARCH 2, 1998. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIOS OF SECURITIES AND HAVE THE SAME MANAGEMENT TEAM. BECAUSE OF DIFFERENT FEES AND EXPENSES, PERFORMANCE OF SHARE CLASSES WILL DIFFER.

 SCUDDER HEALTH CARE FUND
 TOTAL RETURNS

 FOR THE 12-MONTH PERIOD ENDED MAY 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                                 LIPPER
                                                   SCUDDER HEALTH CARE         SCUDDER HEALTH CARE        HEALTH/BIOTECHNOLOGY
SCUDDER HEALTH CARE FUND CLASS A                      FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
--------------------------------                   -------------------         -------------------       -----------------------
14.42                                                     13.55                       13.57                       14.76

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MIGHT BE WORTH MORE OR LESS THAN ORIGINAL COST.

RETURNS ARE HISTORICAL FOR SCUDDER HEALTH CARE CLASS S SHARES WHICH, UNLIKE CLASS A, B AND C SHARES, DO NOT HAVE ANY SALES CHARGES, 12B-1 FEES, OR OTHER CLASS SPECIFIC EXPENSES LIKE ADMINISTRATIVE SERVICE FEES. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE. CLASS S SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST. SCUDDER HEALTH CARE FUND CLASS A, B AND C SHARES WERE INITIALLY OFFERED DECEMBER 29, 2000. FROM INCEPTION TO MAY 31, 2001 THE TOTAL RETURN (UNADJUSTED FOR SALES CHARGE) FOR CLASS A SHARES WAS -12.55%, FOR CLASS B SHARES WAS -12.90% AND FOR CLASS C SHARES WAS -12.90%. THE LIPPER HEALTH/BIOTECHNOLOGY FUND CATEGORY AVERAGE FOR CLASS A, B AND C SHARES FROM JANUARY 1, 2001, THROUGH MAY 31, 2001 WAS -12.21%.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK. SOME FUNDS, LIKE THIS ONE, HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, FOREIGN SECURITIES OR MARKET CAPITALIZATION. PLEASE READ THIS FUND'S PROSPECTUS FOR SPECIFIC DETAILS REGARDING ITS INVESTMENTS AND RISK PROFILE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   5/31/01   12/29/00
 .........................................................
    SCUDDER HEALTH CARE FUND
    CLASS A                        $20.41     $23.34
 .........................................................
    SCUDDER HEALTH CARE FUND
    CLASS B                        $20.33     $23.34
 .........................................................
    SCUDDER HEALTH CARE FUND
    CLASS C                        $20.33     $23.34
 .........................................................

 SCUDDER HEALTH CARE FUND LIPPER
 RANKINGS AS OF 5/31/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HEALTH/BIOTECHNOLOGY FUNDS
 CATEGORY*

                                            CLASS S
 ..............................................................
    1-YEAR                              #40 of 91 funds
 ..............................................................
    3-YEAR                              #22 of 54 funds
 ..............................................................

 DIVIDEND REVIEW

 DURING THE 12-MONTH PERIOD, SCUDDER HEALTH CARE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                                   CLASS S
 .....................................................................
    LONG-TERM CAPITAL GAIN                          $0.315
 .....................................................................
    SHORT-TERM CAPITAL GAIN                         $0.375
 .....................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Data by Morningstar, Inc. Chicago, IL.
BOX]                       (312) 696-6000. The Morningstar Equity Style
                           Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

SCUDDER HEALTH CARE FUND PERFORMANCE UPDATE

[FENGER PHOTO]
JAMES FENGER, A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC., HAS 17 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE WITH THE FIRM. HE HAS BEEN LEAD PORTFOLIO MANAGER SINCE THE FUND'S INCEPTION. HE HAS M.B.A. AND B.A. DEGREES FROM THE UNIVERSITY OF WISCONSIN.

[CARNEY PHOTO]
ANNE T. CARNEY, A SENIOR VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC., HAS SPECIALIZED IN RESEARCHING HEALTH CARE STOCKS SINCE JOINING THE FIRM IN 1992. A PORTFOLIO MANAGER OF THE FUND, SHE FOCUSES ON MEDICAL SERVICES, DEVICES AND SUPPLIES AND HAS 11 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. SHE HAS AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF IOWA AND A B.S. IN BIOLOGY.


MEDICAL DEVICE SUPPLIERS AND SERVICE PROVIDERS SUCH AS HOSPITALS DID ESPECIALLY WELL DURING THE PERIOD, AND THE FUND'S DIVERSIFIED APPROACH TO THE SECTOR HELPED TEMPER THE UPS AND DOWNS OF AREAS SUCH AS
BIOTECHNOLOGY.

Q     HOW DID SCUDDER HEALTH CARE FUND PERFORM THIS PAST YEAR?

A     Relative to the overall equity market, Scudder Health Care Fund provided outstanding results for the 12 months ended May 31, 2001. The fund's 14.42 percent return for the period (Class A shares unadjusted for sales charges) contrasted with a 10.55 percent decline in the unmanaged Standard & Poor's 500 Index, a diverse group of large-company stocks. The average 12-month return through May 31, 2001 of funds in Scudder Health Care Fund's peer group was 14.76 percent.

Q     PRICES OF MANY STOCKS HAVE FLUCTUATED SUBSTANTIALLY DURING THE PAST 12
MONTHS. TO WHAT DEGREE HAS THIS BEEN TRUE OF HEALTH CARE STOCKS?

A     Many health care stocks offered strong and sustainable earnings growth potential over the past fiscal year, but the sector was not immune to intense short-term market volatility. We really faced two different market environments for health care, with a substantial negative shift occurring this past winter. During the summer and autumn of 2000, medical device, specialty pharmaceutical, biotechnology, drug discovery and service companies offered exceptional double-digit returns. This performance stood in stark contrast to severe market losses in sectors such as technology and telecom, areas where the fund does not invest.

  Since January, the tide has shifted, and the health care sector has been among the weaker areas in the S&P 500. To illustrate the magnitude of the change in sentiment, the fund's calendar 2001 year-to-date return through May 31, 2001 was -12.64 percent (Class A shares unadjusted for sale charge), a greater


 STANDARD & POOR'S 500 INDEX SECTOR COMPOSITION AS OF 5/31/01
[PIE CHARTS]

                                                                            ON 5/31/01
                                                                            ----------
Technology                                                                     18.1
Financials                                                                     17.7
Health care                                                                    13.4
Consumer staples                                                               12.9
Capital goods                                                                   8.7
Consumer cyclicals                                                              8.6
Energy                                                                          6.9
Communication services                                                          6.1
Utilities                                                                       4.2
Basic materials and transportation                                              3.4

SOURCE: ZURICH SCUDDER INVESTMENTS, INC. THE UNMANAGED S&P 500 INDEX IS A GROUP OF LARGE-COMPANY STOCKS. YOU CANNOT INVEST DIRECTLY IN THE INDEX.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

SCUDDER HEALTH CARE FUND PERFORMANCE UPDATE

drop than the S&P 500 Index, which fell 3.90 percent for the period.

Q     WHY DID THIS HAPPEN?

A     In early January, the Federal Reserve Board's surprise interest rate cut was the trigger. Short-term investors reacted to the Fed's economic medicine by reallocating assets away from health care to the depressed technology sector. Market timers concluded -- prematurely -- that technology stocks were poised for recovery.

  In February and March, amid renewed weakness in technology and concern that growth stocks in general were overpriced in the face of weak corporate earnings, health care stocks continued to struggle. Cash flow into most varieties of growth equity mutual funds also deteriorated, reducing the supply of new investment dollars available for health care stocks.

  Amid this headwind, some health care companies faced fundamental issues, and news of their problems raised questions about the industry. Looming patent expirations dogged large-cap pharmaceutical firms such as Merck & Co., a top-10 fund holding as of May 31, 2000 that we sold at a substantial profit by January.

  Some biotechnology companies such as Alexion Pharmaceuticals and Applied Biosciences revealed disappointing news about products, Food and Drug Administration approvals and/or research. Some investors began to wonder if the biotech industry faced a financial crunch like many dot-com technology firms. Fear overtook sense.

Q     IS IT FAIR TO COMPARE BIOTECHNOLOGY STOCKS AND TECHNOLOGY STOCKS?

A     Not at all. Our analysis shows that most biotechnology firms have been relatively prudent in their use of cash raised from the sale of stock. Resources are generally being committed to real products and research rather than marketing hype and flawed business plans, as was the case with some dot-coms. To help manage risk, we've been focusing on biotechnology firms with solid finances and strong product pipelines. MedImmune, a profitable company with strong earnings momentum, was our largest biotechnology holding as of May 31, 2001 (2.6 percent of net assets). Strong patents and high barriers to entry positively differentiate the biotech industry from its technology counterparts.

Q     CAN YOU BE MORE SPECIFIC REGARDING STOCKS THAT HELPED SCUDDER HEALTH CARE
FUND'S RESULTS?

A     Two of the fund's largest holdings as of May 31, 2001 were Abbott
Laboratories and Baxter International (5.5 percent and 5.3 percent of the net assets, respectively). Both companies, each headquartered a few miles from our investment management offices here in Chicago, were among the fund's strongest contributors to performance this past year.

  - Abbott Laboratories makes a wide range of pharmaceutical, nutritional, diagnostic and hospital supply products. Over the last few years, the company has gone through a period of subpar earnings growth due to a key patent expiration and manufacturing difficulties. We feel that the company has turned the corner on its problems and is poised for sustained growth as a result of strategic initiatives over the past two years, including the acquisition of Knoll Pharmaceuticals. Abbott has increased its critical mass in pharmaceutical marketing and R&D. Drug revenue growth has returned to a double digit level and will be augmented further by a promising new biological to treat rheumatoid arthritis, currently in the later stages of development.

  - Baxter is a global medical products company that has market-leading positions in blood therapies, renal (kidney) therapies and intravenous systems/medical products. The company is seeing increased demand for its biological products to treat hemophilia and immune deficiency diseases. Investments in increased manufacturing capacity of difficult-to-produce biologicals will fuel earnings momentum. For the second half of 2001, Baxter has said it expects to achieve an earnings growth rate in the middle-to high-teens.

Q     WHAT KINDS OF STOCKS DIDN'T WORK WELL?

A     We had two significant disappointments in the life science instrumentation area: Applied Bio-systems and Molecular Devices, both of which we sold during the second half of the fiscal year. In March, Applied Biosystems fell 33 percent in one day after the maker

SCUDDER HEALTH CARE FUND PERFORMANCE UPDATE

of gene analysis equipment said its sales growth would slow. Molecular Devices fell 58 percent in one day after it reported disappointing first-quarter profits and projected slower growth because of weakening demand for its products from large-cap pharmaceutical companies.

  Biotechnology companies spent heavily on equipment in 2000 after raising more than $15 billion in initial public offerings and other financings, and some investors took Applied Biosystems' announcement as a sign that the life science instrumentation area would face a slowdown similar to the sharp cutbacks facing some parts of the technology sector. Over the past several years, Applied Biosystems' gene analysis equipment had helped make the mapping of the human genome possible (see Terms To Know on Page 9).

  We believe the life science area still offers enormous long-term growth potential. Slower growth at some companies, such as Applied Biosystems and Molecular Devices, appears to be related to product transition issues and a near-term slowing in capital equipment purchases. We have focused on life science equipment companies that sell smaller ticket items used broadly for research. Two holdings, Invitrogen, a leader in molecular biology reagents, and Charles River, a leading provider of lab animals and preclinical testing services, fit these criteria.

Q     DID YOU MAKE ANY SIGNIFICANT CHANGES WITHIN THE PORTFOLIO THIS PAST YEAR?

A     We substantially increased our weighting in health care service companies such as hospitals. After several years of underperformance, this area showed new life. Hospitals are experiencing increased pricing flexibility and admissions growth. Last year, the low prices of these stocks made them very attractive, and the group recorded strong gains as cash flow and earnings improved while growth stocks plummeted.

  We remain positive on health care services stocks and have more than doubled Scudder Health Care Fund's weighting in this area in the past year to 13.1 percent as of May, adding hospital stocks such as Tenet Healthcare and HCA Healthcare to the fund's top 10 holdings (both 3.6 percent of net assets as of May 31, 2001). However, longer-term, we believe most service providers may not have the robust, above-average earnings growth potential of drug discovery or biotech stocks.

Q     THERE HAVE BEEN SEVERAL MERGERS ANNOUNCED WITHIN THE HEALTH CARE SECTOR
DURING THE PAST YEAR. WHAT EFFECT HAS THIS ACTIVITY HAD ON THE FUND?

A     Our yearly results were helped by Johnson & Johnson's planned acquisition of specialty pharmaceutical maker Alza, one of the fund's 10 largest holdings both at the time the merger was announced in March and as of May 31, 2001 (3.2 percent of the net assets). Alza makes a drug for attention deficit disorder that does not have to be administered during school hours, a major benefit to teachers and students. Alza also makes drug-delivery systems such as skin patches and timed-release medicines. We believe Johnson & Johnson's growth prospects will improve as a result of the deal, and our current intent is to maintain a position in this Dow Industrials component after the merger.

Q     WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

A     We think the long-term earnings growth potential of drug discovery, medical products and certain specialty pharmaceutical firms remains exceptionally attractive, especially when viewed against the prospects of traditional industrial and consumer sectors. While we had short-term setbacks this past year, we believe the market for life science instrumentation (equipment that helps researchers to study how a human cell is regulated by its genetic material and to search for disease treatments) offers an attractive long-term opportunity to benefit from advances in genomics.

  We believe the Alza -- Johnson & Johnson merger could be an important development for mid- and small-cap health care companies in that it could signal the beginning of an industry trend. Many large-cap pharmaceutical firms are looking to expand their pipeline of new products and growth potential. The current depressed valuations of some biotechnology stocks may provide an opportunity for larger firms to pick up bargains that were not available a year ago.

SCUDDER HEALTH CARE FUND PERFORMANCE UPDATE

  Over the past year, the health care sector has grown to be the third largest sector in the Standard & Poor's 500 index (13.4 percent as of May 31) -- more than capital goods or energy. In the same period, technology stocks have fallen from more than 34 percent of the index to 18.1 percent. Inevitably a pause had to occur after the year 2000's spectacular run-up. We believe that the sector has a lot further to go and over the next several years may rival financial stocks, currently the second largest sector in the S&P 500. Of course, a health care stock fund should be just one part of a well-balanced investment portfolio.

  In our view, America's and the world's changing and aging population mix bodes well for the health care sector for the long term. Our task is to find those companies that are best-positioned to profitably capitalize on developments in genomics, medical products and supplies, pharmaceuticals and health care services. Given that the detailed mapping of the human genetic code has only just begun, we are more confident than ever that long-term investors can benefit from the unraveling of the secrets of life.

TERMS TO KNOW

ANTIBODY A protein produced by the immune system that helps the body fight a particular disease or develop an immunity to it. The human body is capable of generating more than a trillion different antibodies.

FOOD AND DRUG ADMINISTRATION (FDA) The federal government agency that regulates the production, distribution and marketing of pharmaceuticals and medical devices. Before they can be legally sold in the United States, most drugs and medical products go through a rigorous and sometimes lengthy FDA approval and testing process.

GENE The basic unit of heredity that contains the functional and physical characteristics passed from parent to offspring. Genes are pieces of DNA (deoxyribonucleic acid), the material inside the nucleus of a cell that carries instructions for making living organisms.

GENE THERAPY The introduction of healthy genetic material to replace, augment or influence genes that do not function properly. In some cases the material can be injected with what is known as a genetic vaccination. In other cases the material is introduced through bio-engineered viruses that carry the therapeutic gene to the cell.

GENOME All the DNA in an organism, including its genes. The DNA is found as tightly coiled threads in the nucleus of every cell.

HUMAN GENOME PROJECT An international scientific effort to map all the genes in the human body. In 1998, an initial map of 30,000 genes was produced. Many scientists involved in the project are researching the links between genetic deficiencies and various diseases.

LIFE SCIENCE INSTRUMENTATION A manufacturing industry within the health care sector that makes instruments and other products that help scientists and medical professionals evaluate the chemical and genetic makeup of the human body.

SCUDDER HEALTH CARE FUND PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED MAY 31, 2001 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   3-YEAR   LIFE OF FUND
--------------------------------------------------------------------------------------------------
    SCUDDER HEALTH CARE FUND CLASS A          7.84%   17.64%       16.41%      (since 3/2/98)
 ..................................................................................................
    SCUDDER HEALTH CARE FUND CLASS B         10.55%   18.53%       15.97%      (since 3/2/98)
 ..................................................................................................
    SCUDDER HEALTH CARE FUND CLASS C         13.57%   19.03%       16.43%      (since 3/2/98)
 ..................................................................................................

SCUDDER HEALTH CARE FUND CLASS S
Growth of an assumed $10,000 investment in Class S shares from 03/31/98 to 5/31/01
[LINE GRAPH]

                                                               SCUDDER HEALTH CARE FUND CLASS
                                                                             A1                    STANDARD & POOR'S 500 INDEX+
                                                               ------------------------------      ----------------------------
3/31/98                                                                    9423.00                           10000.00
                                                                           9499.00                           10330.00
                                                                          10251.00                           11283.00
6/30/99                                                                   10273.00                           12682.00
                                                                          11420.00                           13659.00
                                                                          16803.00                           13601.00
                                                                          18248.00                           12415.00
5/31/01                                                                   15981.00                           11873.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN MEASURES
  NET INVESTMENT INCOME AND CAPITAL GAIN
  OR LOSS FROM PORTFOLIO INVESTMENTS,
  ASSUMING REINVESTMENT OF ALL
  DIVIDENDS. ON DECEMBER 29, 2000, THE
  FUND OFFERED AN ADDITIONAL THREE
  CLASSES OF SHARES, NAMELY THE CLASS A,
  B AND C SHARES DESCRIBED HEREIN. PRIOR
  TO OCTOBER 2, 2000, THE FUND CONSISTED
  OF ONE CLASS OF SHARES WHICH, ON THAT
  DATE, WERE RE-DESIGNATED AS CLASS S
  SHARES OF THE FUND. RETURNS SHOWN FOR
  CLASS A, B AND C SHARES FOR THE
  PERIODS PRIOR TO THEIR INCEPTION ARE
  DERIVED FROM THE HISTORICAL
  PERFORMANCE OF CLASS S SHARES OF
  SCUDDER HEALTH CARE FUND DURING SUCH
  PERIODS AND HAVE BEEN ADJUSTED TO
  REFLECT THE CURRENT MAXIMUM 5.75%
  INITIAL SALES CHARGE FOR CLASS A
  SHARES OR THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE (CDSC), IF ANY,
  CURRENTLY APPLICABLE TO CLASS B AND C
  SHARES. CLASS S SHARES HAVE NO SALES
  CHARGES, RULE 12B-1 FEES, OR
  ADMINISTRATIVE SERVICE FEES (ASF).
  CLASS B SHARE PERFORMANCE IS ADJUSTED
  FOR THE APPLICABLE CDSC, WHICH IS 4%
  WITHIN THE FIRST YEAR AFTER PURCHASE,
  DECLINING TO 0% AFTER SIX YEARS. CLASS
  C SHARE PERFORMANCE IS ADJUSTED FOR A
  CDSC, WHICH IS 1% WITHIN THE FIRST
  YEAR AFTER PURCHASE. THE PERFORMANCE
  FIGURES HAVE NOT BEEN ADJUSTED TO
  REFLECT RULE 12B-1 FEES OF .75%, WHICH
  ARE APPLICABLE TO EACH OF CLASS B AND
  C SHARES, AND ASF OF UP TO .25%, WHICH
  ARE APPLICABLE TO EACH OF CLASS A, B
  AND C SHARES FROM THE DATE OF EACH
  SUCH CLASS'S INCEPTION. THE RULE 12B-1
  FEES AND ASF APPLICABLE TO THE
  RESPECTIVE CLASSES OF SHARES OF THE
  FUND WILL AFFECT PERFORMANCE. CLASS S
  SHARES ARE SUBJECT TO CERTAIN OTHER,
  OR DIFFERENT LEVELS OF, EXPENSES THAN
  CLASSES A, B, AND C. THE EXPENSES
  APPLICABLE TO CLASS S HAVE BEEN
  REFLECTED IN THE PERFORMANCE
  PRESENTED. THE DIFFERENCE IN EXPENSES
  WILL AFFECT PERFORMANCE. RETURNS
  DURING PART OF THE PERIODS SHOWN
  INCLUDE THE EFFECT OF A TEMPORARY
  WAIVER OF MANAGEMENT FEES AND/OR
  ABSORPTION OF CERTAIN OPERATING
  EXPENSES BY THE INVESTMENT ADVISOR.
  WITHOUT SUCH WAIVER OR ABSORPTION,
  RETURNS WOULD HAVE BEEN LOWER AND
  RATINGS OR RANKINGS MAY HAVE BEEN LESS
  FAVORABLE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS.

  (1)PERFORMANCE IS FOR CLASS S SHARES
     OF SCUDDER HEALTH CARE FUND AND HAS
     BEEN ADJUSTED TO REFLECT THE
     CURRENT, MAXIMUM 5.75% INITIAL
     SALES CHARGE APPLICABLE TO CLASS A
     SHARES OF THE FUND. CLASS B AND C
     SHARES OF THE FUND, THE PERFORMANCE
     OF EACH OF WHICH IS NOT INCLUDED IN
     THE GRAPH, IS EACH SUBJECT TO RULE
     12B-1 FEES AND A CDSC OF 4% WITHIN
     THE FIRST YEAR AFTER PURCHASE,
     DECLINING TO 0% AFTER SIX YEARS,
     FOR CLASS B SHARES AND 1% WITHIN
     THE FIRST YEAR OF PURCHASE FOR
     CLASS C SHARES, WHICH WOULD AFFECT
     PERFORMANCE.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE: WIESENBERGER(R).

SCUDDER HEALTH CARE FUND INDUSTRY SECTORS

SCUDDER HEALTH CARE FUND SECTOR COMPARISON*
DATA SHOWS THE PERCENTAGE OF MARKET VALUE THAT EACH SECTOR REPRESENTED ON MAY 31, 2001 AND ON MAY 31, 2000.
[BAR GRAPH]

                                                                SCUDDER HEALTH CARE FUND ON        SCUDDER HEALTH CARE FUND ON
                                                                          5/31/01                            5/31/00
                                                                ---------------------------        ---------------------------
Biotechnology                                                              28.00                              31.00
Medical supply & specialty                                                 19.00                              20.00
U.S. major pharmaceuticals                                                 16.00                              17.00
Specialty pharmaceuticals                                                  13.00                              21.00
Hospital management                                                        10.00                               2.00
Life science equipment                                                      9.00                               0.00
Health industry services                                                    4.00                               0.00
Diversified manufacturing                                                   1.00                               0.00
International pharmaceuticals                                               0.00                               7.00
Insurance                                                                   0.00                               2.00

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

  EXCLUDES CASH EQUIVALENTS OF 6% AND 6%, RESPECTIVELY.

SCUDDER HEALTH CARE FUND LARGEST HOLDINGS

SCUDDER HEALTH CARE FUND'S 10 LARGEST HOLDINGS
Representing 38.7 percent of the fund's total common stock holdings on May 31, 2001.

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          ABBOTT LABORATORIES           Large-cap pharmaceuticals              5.5%
--------------------------------------------------------------------------------------
2.          PFIZER                        Medical products                       5.5%
--------------------------------------------------------------------------------------
3.          BAXTER INTERNATIONAL          Medical products                       5.3%
--------------------------------------------------------------------------------------
4.          AMERICAN HOME PRODUCTS        Large-cap pharmaceuticals              4.0%
--------------------------------------------------------------------------------------
5.          TENET HEALTHCARE              Hospitals                              3.7%
--------------------------------------------------------------------------------------
6.          HCA HEALTHCARE                Hospitals                              3.7%
--------------------------------------------------------------------------------------
7.          ALZA                          Specialty pharmaceuticals              3.2%
--------------------------------------------------------------------------------------
8.          ELI LILLY                     Large-cap pharmaceuticals              2.7%
--------------------------------------------------------------------------------------
9.          MEDIMMUNE                     Biotechnology                          2.6%
--------------------------------------------------------------------------------------
10.         ALLERGAN                      Specialty pharmaceuticals              2.5%
--------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER HEALTH CARE FUND
Investment Portfolio as of May 31, 2001

    CASH EQUIVALENTS 6.4%                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Zurich Scudder Cash Management QP Trust,
                                          3.96% (a) (Cost $15,118,476)                     15,118,476   $ 15,118,476
                                       ---------------------------------------------------------------------------------

    COMMON STOCKS 93.6%
------------------------------------------------------------------------------------------------------------------------


    BIOTECHNOLOGY--25.7%
                                       Alkermes, Inc.*                                         68,700      2,079,549
                                       Amgen, Inc.*                                            50,900      3,378,742
                                       Biogen, Inc.*                                           39,000      2,352,090
                                       CV Therapeutics, Inc.*                                  55,700      2,619,571
                                       Cambridge Antibody Technology Group plc*                35,900      1,360,492
                                       Celgene Corp.*                                          38,300      1,086,571
                                       Cephalon, Inc.*                                         38,900      2,356,562
                                       Corvas International, Inc.*                            139,700      1,202,817
                                       Exelixis, Inc.*                                         33,400        506,678
                                       Genentech, Inc.*                                        89,700      4,489,485
                                       Genzyme Corp.--General Division*                        43,900      4,694,666
                                       Guilford Pharmaceuticals, Inc.*                        118,400      2,752,800
                                       Human Genome Sciences, Inc.*                            49,100      3,257,785
                                       IDEC Pharmaceuticals Corp.                              38,000      2,340,800
                                       ImmunoGen, Inc.*                                       149,500      2,421,900
                                       Inspire Pharmaceuticals, Inc.*                          89,900      1,227,135
                                       Medarex, Inc.*                                          62,500      1,725,000
                                       MediChem Life Sciences, Inc.*                          177,200        455,404
                                       MedImmune, Inc.*                                       155,000      6,179,850
                                       Myriad Genetics, Inc.*                                  43,600      2,705,380
                                       NPS Pharmaceuticals, Inc.*                             145,000      4,670,450
                                       OSI Pharmaceuticals, Inc.*                              14,800        669,256
                                       PRAECIS Pharmaceuticals, Inc.*                          57,800      1,416,100
                                       Serono SA (ADR)*                                       108,400      2,482,360
                                       Transkaryotic Therapies, Inc.*                          30,900        800,959
                                       XOMA Ltd.*                                              88,400      1,124,448
                                       ---------------------------------------------------------------------------------
                                                                                                          60,356,850
------------------------------------------------------------------------------------------------------------------------

    HEALTH INDUSTRY SERVICES--3.7%
                                       Caremark Rx, Inc.*                                     316,200      5,147,736
                                       Laboratory Corp. of America Holdings*                   12,600      1,767,276
                                       Quest Diagnostics, Inc.*                                13,800      1,705,818
                                       ---------------------------------------------------------------------------------
                                                                                                           8,620,830
------------------------------------------------------------------------------------------------------------------------

    HOSPITAL
    MANAGEMENT--9.5%
                                       HCA--The Healthcare Co.                                213,000      8,592,420
                                       Tenet Healthcare Corp.*                                189,100      8,602,159
                                       Triad Hospitals, Inc.*                                 209,400      5,172,180
                                       ---------------------------------------------------------------------------------
                                                                                                          22,366,759
------------------------------------------------------------------------------------------------------------------------

    LIFE SCIENCE EQUIPMENT--8.4%
                                       Applera Corp.--Applied Biosystems Group                 83,100      2,556,156
                                       Charles River Laboratories International, Inc.*        130,400      4,133,680
                                       Invitrogen Corp.*                                       65,900      4,719,099
                                       Techne Corp.*                                           30,500      1,006,805
                                       Third Wave Technologies*(c)                            342,000      2,377,584
                                       Waters Corp.*                                           99,000      4,918,320
                                       ---------------------------------------------------------------------------------
                                                                                                          19,711,644

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------

    MEDICAL SUPPLY & SPECIALTY--17.7%
                                       Abbott Laboratories                                    250,200   $ 13,005,394
                                       Baxter International, Inc.                             254,000     12,542,520
                                       Becton, Dickinson & Co.                                119,200      4,092,136
                                       Biomet, Inc.                                            97,350      4,348,625
                                       Diagnostic Products Corp.                               27,600      2,145,072
                                       Johnson & Johnson                                        4,500        436,275
                                       Medtronic, Inc.                                         25,742      1,106,391
                                       St. Jude Medical, Inc.*                                 63,700      3,918,824
                                       ---------------------------------------------------------------------------------
                                                                                                          41,595,237
------------------------------------------------------------------------------------------------------------------------

    PHARMACEUTICALS--27.7%
                                       Allergan, Inc.                                          65,100      5,839,470
                                       ALZA Corp.*                                            160,400      7,562,860
                                       American Home Products Corp.                           149,300      9,450,690
                                       Chugai Pharmaceutical Co., Ltd.                         70,000      1,124,958
                                       Eisai Co., Ltd.                                         52,000      1,282,981
                                       Eli Lilly & Co.                                         75,600      6,403,320
                                       Forest Laboratories, Inc.*                              77,400      5,732,244
                                       GlaxoSmithKline plc (ADR)                               71,200      3,893,928
                                       IVAX Corp.*                                             57,000      1,920,900
                                       KYORIN Pharmaceutical Co., Ltd.                         55,000      2,353,978
                                       Pfizer, Inc.                                           299,050     12,826,255
                                       Pharmacia Corp.                                         55,700      2,704,792
                                       Teva Pharmaceutical Industries, Ltd. (ADR)              65,400      3,777,504
                                       ---------------------------------------------------------------------------------
                                                                                                          64,873,880
------------------------------------------------------------------------------------------------------------------------

    DIVERSIFIED MANUFACTURING--0.9%
                                       Tyco International Ltd.                                 36,200      2,079,690
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $186,708,642)                                               219,604,890
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $201,827,118)(b)                                            234,723,366
                                       ---------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

*  Non-income producing security.

(a) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(b) The cost for federal income tax purposes was $203,917,988. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $30,805,378. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,184,731 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,379,353.

(c) Securities valued in good faith by the Valuation Committee of the Trustees at fair value amounted to $2,377,584 (1.01% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at May 31, 2001 aggregated $3,002,107. These securities may also have certain restrictions as to resale.

    During the year ended May 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $259,711,103 and $129,987,717, respectively.

 14 The accompanying notes are an integral part of the financial statements.

AT A GLANCE

ABOUT SCUDDER TECHNOLOGY INNOVATION FUND

SCUDDER TECHNOLOGY INNOVATION FUND COMMENCED OFFERING CLASS A, B AND C SHARES (THE ADVISOR CLASSES) AS OF DECEMBER 29, 2000. SHARES OF THE FUND OUTSTANDING AS OF OCTOBER 2, 2000 WERE REDESIGNATED AS CLASS S SHARES. THE INCEPTION DATE OF CLASS S SHARES IS MARCH 2, 1998. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIOS OF SECURITIES AND HAVE THE SAME MANAGEMENT TEAM. BECAUSE OF DIFFERENT FEES AND EXPENSES, PERFORMANCE OF SHARE CLASSES WILL DIFFER.

 SCUDDER TECHNOLOGY INNOVATION FUND TOTAL RETURNS

 FOR THE 12 MONTH PERIOD ENDED MAY 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                            LIPPER SCIENCE &
                                                   SCUDDER TECHNOLOGY          SCUDDER TECHNOLOGY           TECHNOLOGY FUNDS
SCUDDER TECHNOLOGY INNOVATION FUND CLASS A       INNOVATION FUND CLASS B     INNOVATION FUND CLASS C        CATEGORY AVERAGE*
------------------------------------------       -----------------------     -----------------------        -----------------
-43.3                                                    -43.73                      -43.72                      -44.77

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MIGHT BE WORTH MORE OR LESS THAN ORIGINAL COST.

RETURNS ARE HISTORICAL FOR SCUDDER TECHNOLOGY INNOVATION CLASS S SHARES WHICH, UNLIKE CLASS A, B AND C SHARES, DO NOT HAVE ANY SALES CHARGES, 12B-1
FEES, OR OTHER CLASS SPECIFIC EXPENSES LIKE ADMINISTRATIVE SERVICE FEES. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE. CLASS S SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST. SCUDDER TECHNOLOGY INNOVATION FUND CLASS A, B AND C SHARES WERE INITIALLY OFFERED DECEMBER 29, 2000. FROM INCEPTION TO MAY 31, 2001 THE TOTAL RETURN (UNADJUSTED FOR SALES CHARGE) FOR CLASS A SHARES WAS -28.89%, FOR CLASS B SHARES WAS -29.09% AND FOR CLASS C SHARES WAS -29.09%. THE LIPPER SCIENCE & TECHNOLOGY FUND CATEGORY AVERAGE FOR CLASS A, B AND C SHARES FROM JANUARY 1, 2001, THROUGH MAY 31, 2001 WAS -25.09%.

 NET ASSET VALUE

                               AS OF     AS OF
                              5/31/01   12/29/00
 ....................................................
    SCUDDER TECHNOLOGY
    INNOVATION FUND CLASS A   $20.73     $29.15
 ....................................................
    SCUDDER TECHNOLOGY
    INNOVATION FUND CLASS B   $20.67     $29.15
 ....................................................
    SCUDDER TECHNOLOGY
    INNOVATION FUND CLASS C   $20.67     $29.15
 ....................................................

 SCUDDER TECHNOLOGY INNOVATION
 FUND RANKINGS AS OF 5/31/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS
 CATEGORY*

                                    CLASS S
 ......................................................
    1-YEAR                     #113 of 267 funds
 ......................................................
    3-YEAR                      #16 of 79 funds
 ......................................................

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK. SOME FUNDS, LIKE THIS ONE, HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, FOREIGN SECURITIES OR MARKET CAPITALIZATION. PLEASE READ THIS FUND'S PROSPECTUS FOR SPECIFIC DETAILS REGARDING ITS INVESTMENTS AND RISK PROFILE.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL, (312) 696-6000. The
BOX]                       Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the
                           movements of the market and a fund's valuation, which is
                           calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT
                           ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE.
                           THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM
                           VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY
                           ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS.
                           MORNINGSTAR HAS PLACED SCUDDER TECHNOLOGY INNOVATION FUND IN
                           THE SPECIALTY-TECHNOLOGY CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

SCUDDER TECHNOLOGY INNOVATION FUND PERFORMANCE UPDATE

[DOUGHERTY PHOTO]
J. BROOKS DOUGHERTY, A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, IS THE FUND'S LEAD PORTFOLIO MANAGER. HE HAS SPECIALIZED IN TECHNOLOGY STOCKS SINCE JOINING THE FIRM IN 1993 AND HAS M.B.A. AND A.B. DEGREES FROM DARTMOUTH COLLEGE.

[HORTON PHOTO]
ROBERT HORTON JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1994. HORTON RECEIVED A B.S. DEGREE IN ELECTRICAL ENGINEERING FROM LEHIGH UNIVERSITY IN 1988 AND AN M.B.A. FROM THE UNIVERSITY OF CONNECTICUT IN 1992. A CERTIFIED FINANCIAL ANALYST, HORTON WAS A SOFTWARE ENGINEER FOR FIVE YEARS BEFORE BECOMING AN INVESTMENT PROFESSIONAL IN 1993.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGEMENT TEAM AS OF MAY 31, 2001. THE TEAM'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY PARTICULAR SECURITY.


WITHOUT QUESTION, WE HAVE PASSED THROUGH ONE OF THE MOST PAINFUL PERIODS IN MARKET HISTORY, AND INVESTORS WHO STARTED THE FISCAL YEAR WITH A SUBSTANTIAL AMOUNT OF THEIR ASSETS IN TECHNOLOGY STOCKS ARE HURTING.

Q     TECHNOLOGY STOCKS, ESPECIALLY STOCKS OF EMERGING COMPANIES, HAVE FALLEN
SHARPLY IN VALUE DURING THE 2001 FISCAL YEAR. HOW DID SCUDDER TECHNOLOGY INNOVATION FUND PERFORM DURING THIS PERIOD?

A     Scudder Technology Innovation Fund fell 43.30 percent for the 12 months ended May 31, 2001 (Class A shares unadjusted for sales charges). In an extremely difficult and volatile market environment, we outperformed the fund's unmanaged benchmark -- the Goldman Sachs Technology Index -- which fell 45.27 percent for the period. We also preserved capital to a somewhat greater extent than the average fund in Lipper's Science & Technology Funds category, which plummeted to 44.77 percent for the 12 months ended May 31, 2001 (see Scudder Technology Innovation Fund rankings on page 15).

  Without question, we have passed through one of the most painful periods in market history, and investors who started the fiscal year with a substantial amount of their assets in technology stocks are hurting. As we assess the damage, we believe Scudder Technology Innovation Fund's portfolio is currently in better shape than many of our peer funds. We've also achieved a three-year performance record as of May 31, 2001, that ranks among the top 20 percent of funds in its Lipper category, and a five-star Overall Morningstar Rating(TM), the highest risk-adjusted performance rating available.(1)

(1) CLASS S SHARES RECEIVED A 5-STAR OVERALL MORNINGSTAR RATING(TM) IN THE DOMESTIC EQUITY CATEGORY, REFLECTING MORNINGSTAR RATINGS FOR THE FOLLOWING PERIODS AS OF MAY 31, 2001; 3-YR, 5 STARS. FOR THIS PERIOD, THERE WERE 4,363 FUNDS, IN MORNINGSTAR'S DOMESTIC EQUITY CATEGORY. RATINGS ARE FOR THE S SHARE CLASS ONLY; OTHER CLASSES MAY VARY. SOURCE: MORNINGSTAR, INC. AS OF MAY 31, 2001. RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S 3-, 5- AND 10-YEAR RETURNS IN EXCESS OF THE 90-DAY T-BILL AND A RISK FACTOR REFLECTING FUND PERFORMANCE BELOW THE 90-DAY T-BILL. THE TOP 10% OF THE FUNDS IN A RATING CATEGORY RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS AND THE BOTTOM 10% RECEIVE 1 STAR. THE OVERALL MORNINGSTAR RATING(TM) IS DERIVED FROM A WEIGHTED AVERAGE OF ITS APPLICABLE 3- AND 5-YEAR MORNINGSTAR RATINGS. MORNINGSTAR RATINGS(TM) DO NOT INCLUDE THE EFFECT OF A SALES CHARGE AND IF THEY HAD RESULTS MAY HAVE BEEN LESS FAVORABLE.

Q     THE PROBLEMS OF THE TECHNOLOGY SECTOR DURING THE PAST YEAR ARE WELL
DOCUMENTED. WILL YOU BRIEFLY DESCRIBE THE CHALLENGES THE SECTOR HAS FACED?

A     The poor performance of the technology sector during the past year is easy to understand in retrospect. A combination of factors -- among them heavy investment in Internet-related technologies and heavy corporate spending on information technology ahead of Y2K -- led to an explosion in the sector's sales growth during 1999 and early 2000. With business booming, investors based their expectations for future earnings trends on the assumption that business could continue at this rapid clip. But once the Federal Reserve's interest rate hikes began to slow the economy during the middle of last year, it became apparent that the technology sector's earnings would be much lower than most investors anticipated. As a result, technology stock prices fell to a level that

SCUDDER TECHNOLOGY INNOVATION FUND PERFORMANCE UPDATE

reflected a slowdown in corporate earnings.

  Since the start of calendar year 2001, there has been a tug-of-war between the positive effects of lower short-term interest rates and continuing poor earnings prospects at many technology companies. Profits have been worse than expected at many high-profile firms, and this has further destabilized the market. While we enjoyed somewhat of a rebound in April, we expect these destabilizing issues to lead to ongoing volatility for the balance of calendar year 2001.

Q     HOW ARE YOU MANAGING THE FUND IN THIS ENVIRONMENT?

A     We are striving to keep the fund's industry positionings in line with those of the benchmark, and we are focusing on reasonably valued companies that are exhibiting fundamental strength. Although many institutional investors are focusing on what the technology sector is likely to do over the next couple of quarters, we think the market is losing sight of real long-term growth opportunities at companies that are facing short-run challenges. Using rigorous research and a team-based approach, we target companies with attractive long-term characteristics. The most important elements we look for are:

- Sustainable, above-average earnings-per-share growth

- Large, growing markets for their products or services

- High-quality management with a proven record of execution

- Leading market share

- Excellent balance sheets

  With regard to holdings we already own, we will maintain a position if all of the above characteristics remain in place. But if the fundamental outlook begins to deteriorate or we lose confidence in a company's management, we will sell the position.

  While this approach won't necessarily help performance on a day-to-day basis during a bear market (when even the best stocks can fall sharply), we feel that if we own companies with the strongest fundamentals, it can translate into strong performance over the long term.

Q     HOW HAVE YOU SOUGHT TO MANAGE RISK IN THIS DIFFICULT ENVIRONMENT?

A     We have sought to emphasize what we see as the highest quality companies in the technology sector, which helps lessen the risk that the stocks we own will collapse as a result of earnings disappointments. We also raised the fund's weighting in cash during the early part of the year, which helped to cushion in two ways. First, it cushioned volatility in the broader market, and second, it provided us with the ammunition to take advantage of the downturn by adding to positions in companies we like. We have also brought the fund's sector weightings into line with the weightings in its benchmark (the Goldman Sachs Technology Index), which gives the fund exposure to a wide range of industries and allows us to participate if any individual group experiences a sharp rally. We feel that a high level of diversification is important given the speed at which the various industries of the larger technology group are falling into and out of favor.

Q     HOW IS SCUDDER TECHNOLOGY INNOVATION FUND POSITIONED AMONG THE VARIOUS
INDUSTRIES WITHIN OF THE TECHNOLOGY SECTOR?

A The fund's largest position is in the semiconductor area (see Portfolio of Investment on page 21). Earnings expectations for the group may still be too high, but following the most recent round of negative news from companies in the sector (in early June, after the close of the reporting period), it appears that earnings estimates may be approaching realistic levels. We have been looking to increase the fund's position in this area.

  The networking sector has been plagued by issues such as reduced spending by telephone carriers and smaller capital budgets across many industries. The network-building frenzy of 1999 to early 2000 is over, and stock prices in the area have reflected that. However, we have added stocks that we believe have cutting-edge products that will help their customers cut costs. Examples of companies we own in this area are Sonus Networks (2.71% of net assets) and Cisco Systems (2.10% of net assets). We also own stocks that we believe will dominate their niches within the cellular area, such as Qualcomm (1.80% of net assets).

  In the software area our focus has been on companies that specialize in applications that are mission critical and/or enable their clients to save money, such as Check Point (2.99% of net assets), Mercury Interactive (1.58% of net assets) and Veritas (1.68% of net assets). Meanwhile, the hardware sector has offered few opportunities outside of the data storage area (where we hold Brocade), but we also own a position in IBM, which we believe will produce better results than investors are anticipating. The fund also holds positions in the data services sector such as EDS and First Data (2.79% of net assets) and the Internet sector primarily AOL Time Warner.

SCUDDER TECHNOLOGY INNOVATION FUND PERFORMANCE UPDATE

Q     DURING THE PAST TWO YEARS, MANY TECHNOLOGY MUTUAL FUNDS INVESTED A PORTION
OF THEIR ASSETS IN PRIVATE EQUITY INVESTMENTS AND NON-PUBLIC SECURITIES TO DIVERSIFY THEIR PORTFOLIOS AND MAXIMIZE CAPITAL APPRECIATION POTENTIAL. WHAT'S YOUR CURRENT VIEW ON SUCH SECURITIES?

A     At this time, we believe most private equity investments lack attractive risk-reward characteristics and lack the liquidity features we believe are desirable in a volatile market environment. During fiscal year 2001, a small portion of the portfolio's assets was invested in private equity securities, and this past April we wrote down the value of these securities to reflect weakened market conditions. As of May 31, 2001, private equity investments represented less than 5 percent of net assets.

Q     WHAT IS YOUR OUTLOOK FOR THE TECHNOLOGY SECTOR?

A     We believe that the Federal Reserve's interest rate cuts since January have the potential to rekindle market enthusiasm for technology. Historically, technology stocks have performed well about nine to 12 months after the Fed begins cutting the cost of borrowings. First, technology companies are gradually getting rid of their excess inventory. This has positive implications for growth, since companies will be able to ramp up production and possibly raise prices. We see a more positive picture on the demand side as well, since new technology applications and software could lead to higher spending. Additionally, investors' expectations for 2002 earnings growth -- which we believed were too high as recently as early May -- have begun to come down, lessening the risk of disappointment.

  From a long-term standpoint, technology remains an important engine of growth in the U.S. economy, and its adoption by businesses is helping to increase productivity, efficiency and overall customer satisfaction for companies in both the "new" and "old" economies. We are very positive on the sector's long-term earnings potential, especially when it is viewed in relation to the S&P 500 index and the U.S. economy as a whole. We believe that extreme volatility in the Nasdaq -- while difficult for many investors -- can be a positive in that it creates the opportunity to buy high-quality companies at valuations that don't necessarily reflect their potential long-term growth rates.

  In combination, we believe these factors support a more positive outlook for the sector in the months and years ahead. We encourage investors to keep this in mind during the inevitable times when technology stocks are falling due to short-term factors.

TERMS TO KNOW

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

SEMICONDUCTOR The essential parts that make it possible to build small, inexpensive electronic systems.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in the company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

SCUDDER TECHNOLOGY INNOVATION FUND PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED MAY 31, 2001 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                       LIFE OF
                                                     1-YEAR   3-YEAR    FUND
---------------------------------------------------------------------------------------------------
    SCUDDER TECHNOLOGY INNOVATION FUND CLASS A       -46.56%  21.64%    20.03%   (since 3/2/98)
 ...................................................................................................
    SCUDDER TECHNOLOGY INNOVATION FUND CLASS B       -45.29%  22.65%    20.88%   (since 3/2/98)
 ...................................................................................................
    SCUDDER TECHNOLOGY INNOVATION FUND CLASS C       -43.72%  23.12%    21.31%   (since 3/2/98)
 ...................................................................................................

SCUDDER TECHNOLOGY INNOVATION FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 3/31/98 to 5/31/01
[LINE GRAPH]

                                                   SCUDDER TECHNOLOGY         THE STANDARD & POOR'S           GOLDMAN SACHS
                                                INNOVATION FUND CLASS A1        500 STOCK INDEX+           TECHNOLOGY INDEX++
                                                ------------------------      ---------------------        ------------------
3/31/98                                                    9428                       10000                       10000
                                                           9859                       10330                       10695
                                                           8618                        9303                       10220
                                                          11768                       11283                       14250
                                                          13618                       11847                       15792
                                                          16449                       12682                       18001
                                                          18314                       11890                       18935
12/31/99                                                  30409                       13659                       26874
                                                          38841                       13972                       31121
                                                          35661                       13601                       28380
                                                          37519                       13469                       25618
12/31/00                                                  23465                       12415                       16689
                                                          15995                       10944                       12087
5/31/01                                                   16711                       11873                       13817

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES
 NET INVESTMENT INCOME AND CAPITAL GAIN
 OR LOSS FROM PORTFOLIO INVESTMENTS,
 ASSUMING REINVESTMENT OF ALL DIVIDENDS.
 ON DECEMBER 29, 2000, THE FUND OFFERED
 AN ADDITIONAL THREE CLASSES OF SHARES,
 NAMELY THE CLASS A, B AND C SHARES
 DESCRIBED HEREIN. PRIOR TO OCTOBER 2,
 2000, THE FUND CONSISTED OF ONE CLASS
 OF SHARES WHICH, ON THAT DATE, WERE RE-
 DESIGNATED AS CLASS S SHARES OF THE
 FUND. RETURNS SHOWN FOR CLASS A, B AND
 C SHARES FOR THE PERIODS PRIOR TO THEIR
 INCEPTION ARE DERIVED FROM THE
 HISTORICAL PERFORMANCE OF CLASS S
 SHARES OF SCUDDER TECHNOLOGY INNOVATION
 FUND DURING SUCH PERIODS AND HAVE BEEN
 ADJUSTED TO REFLECT THE CURRENT MAXIMUM
 5.75% INITIAL SALES CHARGE FOR CLASS A
 SHARES OR THE MAXIMUM CONTINGENT
 DEFERRED SALES CHARGE (CDSC), IF ANY,
 CURRENTLY APPLICABLE TO CLASS B AND C
 SHARES. CLASS S SHARES HAVE NO SALES
 CHARGES, RULE 12B-1 FEES, OR
 ADMINISTRATIVE SERVICE FEES (ASF).
 CLASS B SHARE PERFORMANCE IS ADJUSTED
 FOR THE APPLICABLE CDSC, WHICH IS 4%
 WITHIN THE FIRST YEAR AFTER PURCHASE,
 DECLINING TO 0% AFTER SIX YEARS. CLASS
 C SHARE PERFORMANCE IS ADJUSTED FOR A
 CDSC, WHICH IS 1% WITHIN THE FIRST YEAR
 AFTER PURCHASE. THE PERFORMANCE FIGURES
 HAVE NOT BEEN ADJUSTED TO REFLECT RULE
 12B-1 FEES OF .75%, WHICH ARE
 APPLICABLE TO EACH OF CLASS B AND C
 SHARES, AND ASF OF UP TO .25%, WHICH
 ARE APPLICABLE TO EACH OF CLASS A, B
 AND C SHARES FROM THE DATE OF EACH SUCH
 CLASS'S INCEPTION. THE RULE 12B-1 FEES
 AND ASF APPLICABLE TO THE RESPECTIVE
 CLASSES OF SHARES OF THE FUND WILL
 AFFECT PERFORMANCE. CLASS S SHARES ARE
 SUBJECT TO CERTAIN OTHER, OR DIFFERENT
 LEVELS OF, EXPENSES THAN CLASSES A, B,
 AND C. THE EXPENSES APPLICABLE TO CLASS
 S HAVE BEEN REFLECTED IN THE
 PERFORMANCE PRESENTED. THE DIFFERENCE
 IN EXPENSES WILL AFFECT PERFORMANCE.
 RETURNS DURING PART OF THE PERIODS
 SHOWN INCLUDE THE EFFECT OF A TEMPORARY
 WAIVER OF MANAGEMENT FEES AND/OR
 ABSORPTION OF CERTAIN OPERATING
 EXPENSES BY THE INVESTMENT ADVISOR.
 WITHOUT SUCH WAIVER OR ABSORPTION,
 RETURNS WOULD HAVE BEEN LOWER AND
 RATINGS OR RANKINGS MAY HAVE BEEN LESS
 FAVORABLE. DURING THE PERIODS NOTED,
 SECURITIES PRICES FLUCTUATED. FOR
 ADDITIONAL INFORMATION, SEE THE
 PROSPECTUS AND STATEMENT OF ADDITIONAL
 INFORMATION AND THE FINANCIAL
 HIGHLIGHTS.

 (1)PERFORMANCE IS FOR CLASS S SHARES OF
    SCUDDER TECHNOLOGY INNOVATION FUND
    AND HAS BEEN ADJUSTED TO REFLECT THE
    CURRENT, MAXIMUM 5.75% INITIAL SALES
    CHARGE APPLICABLE TO CLASS A SHARES
    OF THE FUND. CLASS B AND C SHARES OF
    THE FUND, THE PERFORMANCE OF EACH OF
    WHICH IS NOT INCLUDED IN THE GRAPH,
    IS EACH SUBJECT TO RULE 12B-1 FEES
    AND A CDSC OF 4% WITHIN THE FIRST
    YEAR AFTER PURCHASE, DECLINING TO 0%
    AFTER SIX YEARS, FOR CLASS B SHARES
    AND 1% WITHIN THE FIRST YEAR OF
    PURCHASE FOR CLASS C SHARES, WHICH
    WOULD AFFECT PERFORMANCE.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE: WIESENBERGER(R).

++THE GOLDMAN SACHS TECHNOLOGY INDEX IS
  COMPOSED OF A DIVERSE MIX OF
  TECHNOLOGY STOCKS, SELECTED AS
  REPRESENTATIVE OF THE OVERALL
  TECHNOLOGY SECTOR. THE INDEX INCLUDES
  COMPANIES FROM FIVE TECHNOLOGY GROUPS:
  COMPUTER HARDWARE, COMPUTER SOFTWARE,
  COMMUNICATIONS, SEMICONDUCTORS AND
  INFORMATION SERVICES. SOURCE:
  WIESENBERGER(R).

SCUDDER TECHNOLOGY INNOVATION FUND INDUSTRY SECTORS

SCUDDER TECHNOLOGY INNOVATION FUND SECTOR COMPARISON*
DATA SHOWS THE PERCENTAGE OF MARKET VALUE THAT EACH SECTOR REPRESENTED ON MAY 31, 2001 AND MAY 31, 2000.
[BAR GRAPH]

                                                               SCUDDER TECHNOLOGY INNOVATION      SCUDDER TECHNOLOGY INNOVATION
                                                                      FUND ON 5/31/01                    FUND ON 5/31/00
                                                               -----------------------------      -----------------------------
Semiconductors                                                             10.00                              25.00
Computer software                                                          22.00                              16.00
Electronic components/distributors                                         11.00                              15.00
Other                                                                      15.00                              11.00
Diverse electronic products                                                 5.00                               8.00
EDP peripherals                                                             7.00                               7.00
Telephone/communications                                                    0.00                               5.00
Miscellaneous consumer services                                             0.00                               5.00
Electronic data processing                                                  8.00                               4.00
Miscellaneous commercial services                                           0.00                               4.00
Other financial companies                                                  14.00                               0.00
EDP services                                                                6.00                               0.00
Cellular telephone                                                          2.00                               0.00

* SECTOR COMPOSITION IS SUBJECT TO CHANGE. COMPOSITION IS BASED ON THE FUND'S U.S. COMMON STOCKS AND ANY AMERICAN DEPOSITORY RECEIPTS IN ITS PORTFOLIO. DUE TO THE FUND'S CONCENTRATION IN THE TECHNOLOGY SECTOR, THE FUND MAY BE SUBJECTED TO GREATER SHARE PRICE VOLATILITY THAN A MORE DIVERSIFIED PORTFOLIO.

  EXCLUDES CASH EQUIVALENTS OF 7% AND 6%, RESPECTIVELY.

SCUDDER TECHNOLOGY INNOVATION FUND LARGEST HOLDINGS

SCUDDER TECHNOLOGY INNOVATION FUND'S 10 LARGEST HOLDINGS*
Representing 34.3 percent of the fund's total common stock holdings on May 31, 2001

              HOLDINGS                                                            PERCENT
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
1.            MICROSOFT                     Developer of computer software.         5.9%
-----------------------------------------------------------------------------------------
2.            NASDAQ-100 INDEX TRACKING     Provider of investments results         5.0%
              STOCK                         that generally correspond to the
                                            price and yield performance of
                                            the component securities of the
                                            Nasdaq-100 Index.
-----------------------------------------------------------------------------------------
3.            ISHARES GOLDMAN SACHS         Operator of an exchange traded          3.5%
              TECHNOLOGY INDEX FUND         fund.
-----------------------------------------------------------------------------------------
4.            AOL TIME WARNER               Provider of entertainment, news         3.1%
                                            and Internet brands across
                                            converging forms of media.
-----------------------------------------------------------------------------------------
5.            CHECK POINT SOFTWARE          Developer of management                 3.0%
              TECHNOLOGIES                  solutions for active networks.
-----------------------------------------------------------------------------------------
6.            FIRST DATA                    Provider of credit-card                 2.8%
                                            processing services.
-----------------------------------------------------------------------------------------
7.            ELECTRONIC DATA SYSTEMS       Provider of information                 2.8%
                                            technology systems.
-----------------------------------------------------------------------------------------
8.            CREE RESEARCH                 Designer, developer and                 2.8%
                                            manufacturer of silicon carbide
                                            based semiconductor materials
                                            and electronic devices.
-----------------------------------------------------------------------------------------
9.            BROCADE COMMUNICATIONS        Provider of switching solutions         2.7%
              SYSTEMS                       for storage area networks.
-----------------------------------------------------------------------------------------
10.           SONUS NETWORKS                Provides voice infrastructure           2.7%
                                            products.
-----------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER TECHNOLOGY INNOVATION FUND
Investment Portfolio as of May 31, 2001

    CASH EQUIVALENTS 7.5%                                                                   SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             Zurich Scudder Cash Management QP Trust,
                                               3.96%, (a) (Cost $30,818,985)              30,818,985   $ 30,818,985
                                             --------------------------------------------------------------------------

                                                                                          PRINCIPAL
    CORPORATE BONDS 0.8%                                                                    AMOUNT
-----------------------------------------------------------------------------------------------------------------------

    OIL & GAS PRODUCTION
                                             Kestrel Solution, Convertible, 5.5%,
                                               7/15/2005
                                               (Cost $5,900,000)                          $5,900,000      3,156,500
                                             --------------------------------------------------------------------------

    CONVERTIBLE PREFERRED STOCKS 0.5%                                                       SHARES
-----------------------------------------------------------------------------------------------------------------------

    PRECISION INSTRUMENTS
                                             CiDRA Corp.*(c)
                                               (Cost $9,999,990)                            111,111       1,999,998
                                             --------------------------------------------------------------------------

    PREFERRED STOCKS 0.9%
-----------------------------------------------------------------------------------------------------------------------

    PRECISION INSTRUMENTS
                                             Axsun Series C*(c)
                                               (Cost $7,500,006)                            642,674       3,750,003
                                             --------------------------------------------------------------------------

    COMMON STOCKS 90.3%
-----------------------------------------------------------------------------------------------------------------------

    CELLULAR TELEPHONE--1.8%
                                             Nokia Oyj (ADR)                                256,800       7,508,832
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    OTHER FINANCIAL COMPANIES--12.8%
                                             Broadband HOLDRs Trust                         139,200       3,409,008
                                             iShares Goldman Sachs Technology Index Fund    244,400      14,363,388
                                             Internet Infrastructure HOLDRs Trust           356,600       4,660,762
                                             NASDAQ-100 Index Tracking Stock*               464,300      20,768,139
                                             Semiconductor HOLDRs Trust                     100,000       4,601,000
                                             Software HOLDRs Trust                           65,300       3,422,373
                                             W.R. Hambrecht & Co.*(c)(d)                    140,000       1,400,000
                                             --------------------------------------------------------------------------
                                                                                                         52,624,670
-----------------------------------------------------------------------------------------------------------------------

    BROADCASTING & ENTERTAINMENT--3.1%
                                             AOL Time Warner, Inc.*                         241,800      12,629,214
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    TELECOMMUNICATIONS EQUIPMENT--4.2%
                                             CIENA Corp.*                                   112,600       6,097,290
                                             Sonus Networks Inc.*                           435,200      11,210,752
                                             --------------------------------------------------------------------------
                                                                                                         17,308,042
-----------------------------------------------------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--1.8%
                                             QUALCOMM, Inc.*                                125,000       7,592,500
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    COMPUTER SOFTWARE--20.0%
                                             Brocade Communications Systems, Inc.*          288,900      11,267,100
                                             Check Point Software Technologies Ltd.*        229,000      12,333,940
                                             Comverse Technology, Inc.*                     169,500       9,831,000
                                             Manugistics Group, Inc.*                       249,000       8,941,590
                                             Micromuse, Inc.*                               158,000       6,019,800
                                             Microsoft Corp.*                               348,500      24,109,230
                                             Netegrity, Inc.*                               189,000       6,397,650
                                             Sycamore Networks, Inc.*                       294,000       2,978,220
                                             Tricord Systems, Inc.*                         181,800         589,032
                                             --------------------------------------------------------------------------
                                                                                                         82,467,562

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------

    DIVERSE ELECTRONIC PRODUCTS--4.9%
                                             3Com Corp.*                                    759,400    $  4,222,264
                                             RF Micro Devices, Inc.*                        312,000       8,136,960
                                             Teradyne, Inc.*                                192,000       7,651,200
                                             --------------------------------------------------------------------------
                                                                                                         20,010,424
-----------------------------------------------------------------------------------------------------------------------

    EDP PERIPHERALS--12.0%
                                             EMC Corp.*                                     192,000       6,067,200
                                             Electronic Data Systems Corp.                  186,900      11,447,625
                                             First Data Corp.                               175,900      11,540,799
                                             Mercury Interactive Corp.*                     110,000       6,516,400
                                             Network Appliance, Inc.*                       380,000       7,068,000
                                             VERITAS Software Corp.*                        105,000       6,956,250
                                             --------------------------------------------------------------------------
                                                                                                         49,596,274
-----------------------------------------------------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
    DISTRIBUTORS--10.2%
                                             Advanced Micro Devices, Inc.*                  138,000       3,898,500
                                             Altera Corp.*                                   45,800       1,099,200
                                             ChipPAC, Inc.*                                 636,300       4,625,901
                                             Cisco Systems, Inc.*                           450,000       8,667,000
                                             Juniper Networks, Inc.*                        176,500       7,506,545
                                             Micron Technology, Inc.*                       181,200       6,795,000
                                             Texas Instruments, Inc.                        175,900       6,001,708
                                             Virata Corp.*                                  341,000       3,495,250
                                             --------------------------------------------------------------------------
                                                                                                         42,089,104
-----------------------------------------------------------------------------------------------------------------------

    ELECTRONIC DATA
    PROCESSING--7.8%
                                             Chorum Technologies, Inc.* (c)                 580,046       7,499,995
                                             Compaq Computer Corp.                          382,100       6,109,779
                                             International Business Machines Corp.           89,800      10,039,640
                                             Sun Microsystems, Inc.*                        517,000       8,514,990
                                             --------------------------------------------------------------------------
                                                                                                         32,164,404
-----------------------------------------------------------------------------------------------------------------------

    PRECISION INSTRUMENTS--2.6%
                                             Credence Systems Corp.*                        180,000       3,848,400
                                             ONI Systems Corp.*                             216,000       6,704,640
                                             --------------------------------------------------------------------------
                                                                                                         10,553,040
-----------------------------------------------------------------------------------------------------------------------

    SEMICONDUCTORS--9.1%
                                             ARM Holdings plc (ADR)*                        141,800       2,058,936
                                             Amkor Technology, Inc.*                        200,000       3,906,000
                                             Billions of Operations Per Second, Inc. (c)  1,000,000       1,250,000
                                             Cree Research, Inc.*                           395,100      11,339,370
                                             KLA-Tencor Corp.*                               95,000       4,903,900
                                             Linear Technology Corp.                        128,400       6,163,200
                                             Marvell Technology Group Ltd.*                 325,300       8,025,151
                                             --------------------------------------------------------------------------
                                                                                                         37,646,557
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $409,874,915)                                        372,190,623
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $464,093,896)(b)                                    $411,916,109
                                             --------------------------------------------------------------------------

 24 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

*  Non-income producing security.

(a) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized yield at period end.

(b) The cost for federal income tax purposes was $487,380,304. At May 31, 2001, net unrealized depreciation for all securities based on tax cost was $75,464,195. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,096,123 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $100,560,318.

(c) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $15,899,996 (3.9% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at May 31, 2001 aggregated $36,999,989. These securities may also have certain restrictions as to resale.

(d) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at May 31, 2001 amounted to $1,400,000, which represents .3% of net assets. Information concerning such restricted securities at May 31, 2001 is as follows:

                                                                        ACQUISITION
                                SECURITY                                   DATE        COST ($)
      -----------------------------------------------------------------------------------------------
      W.R. Hambrecht & Co.                                               3/13/2000     7,000,000

   During the year ended May 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $1,203,347,330 and $1,103,388,142, respectively.

    The accompanying notes are an integral part of the financial statements.  25

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of May 31, 2001

                                                                                  SCUDDER
                                                                  SCUDDER        TECHNOLOGY
                                                                HEALTH CARE      INNOVATION
                                                                    FUND            FUND
ASSETS
--------------------------------------------------------------------------------------------
Investments in securities, at value (cost, see accompanying
investment portfolios)                                          $234,723,366    $411,916,109
--------------------------------------------------------------------------------------------
Cash                                                                  35,706           1,583
--------------------------------------------------------------------------------------------
Foreign currency, at value (cost of $112 and $0,
respectively)                                                            112              --
--------------------------------------------------------------------------------------------
Receivable for investments sold                                      974,318       5,172,938
--------------------------------------------------------------------------------------------
Dividends receivable                                                 174,752         141,822
--------------------------------------------------------------------------------------------
Interest receivable                                                       --         122,589
--------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                      307,878         240,156
--------------------------------------------------------------------------------------------
Foreign taxes recoverable                                              2,899              --
--------------------------------------------------------------------------------------------
Other assets                                                           6,320              --
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     236,225,351     417,595,197
--------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------
Payable for investments purchased                                         --       4,379,298
--------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     253,405         617,396
--------------------------------------------------------------------------------------------
Accrued management fee                                               158,010         279,992
--------------------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   13,400           2,809
--------------------------------------------------------------------------------------------
Other accrued expenses and payables                                   82,335         129,708
--------------------------------------------------------------------------------------------
Total liabilities                                                    507,150       5,409,203
--------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $235,718,201    $412,185,994
--------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
Investments                                                       32,896,248     (52,177,787)
--------------------------------------------------------------------------------------------
Foreign currency related transactions                                     62              --
--------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (19,684,261)   (174,092,470)
--------------------------------------------------------------------------------------------
Paid-in capital                                                  222,506,152     638,456,251
--------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $235,718,201    $412,185,994
--------------------------------------------------------------------------------------------

 26 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

                                                                                  SCUDDER
                                                                  SCUDDER        TECHNOLOGY
                                                                HEALTH CARE      INNOVATION
                                                                    FUND            FUND
NET ASSET VALUE
--------------------------------------------------------------------------------------------
CLASS AARP
  Net assets applicable to shares outstanding                   $ 35,024,487    $ 12,213,696
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                            1,714,650         588,103
--------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share
  (a)                                                                 $20.43          $20.77
--------------------------------------------------------------------------------------------
CLASS S
  Net assets applicable to shares outstanding                   $188,372,056    $398,706,917
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                            9,213,873      19,206,998
--------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share
  (a)                                                                 $20.44          $20.76
--------------------------------------------------------------------------------------------
CLASS A
  Net assets applicable to shares outstanding                   $  7,404,996    $    782,627
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                              362,825          37,747
--------------------------------------------------------------------------------------------
  Net Asset Value, and redemption price per share                     $20.41          $20.73
--------------------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $20.41 and
  $20.73, respectively)                                               $21.66          $22.00
--------------------------------------------------------------------------------------------
CLASS B
  Net assets applicable to shares outstanding                   $  3,954,959    $    136,305
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                              194,531           6,595
--------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share            $20.33          $20.67
--------------------------------------------------------------------------------------------
CLASS C
  Net assets applicable to shares outstanding                   $    960,827    $    346,449
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                               47,253          16,761
--------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share            $20.33          $20.67
--------------------------------------------------------------------------------------------
CLASS I
  Net assets applicable to shares outstanding                   $        876    $         --
--------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                                   43              --
--------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share            $20.44           $  --
--------------------------------------------------------------------------------------------

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

    The accompanying notes are an integral part of the financial statements.  27

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended May 31, 2001

                                                                                           SCUDDER
                                                                  SCUDDER                TECHNOLOGY
                                                                HEALTH CARE              INNOVATION
                                                                    FUND                    FUND
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $13,733 and
$47,893, respectively)                                          $    978,187            $     259,473
-----------------------------------------------------------------------------------------------------
Interest                                                             411,414                5,078,976
-----------------------------------------------------------------------------------------------------
Total Income                                                       1,389,601                5,338,449
-----------------------------------------------------------------------------------------------------
Expenses:
Management fee                                                     1,772,283                5,718,033
-----------------------------------------------------------------------------------------------------
Administrative fee                                                   541,851                1,348,597
-----------------------------------------------------------------------------------------------------
Services to shareholders                                             214,358                  768,392
-----------------------------------------------------------------------------------------------------
Custodian and accounting fees                                         22,871                   44,462
-----------------------------------------------------------------------------------------------------
Distribution services fees                                             6,028                      574
-----------------------------------------------------------------------------------------------------
Administrative services fees                                           4,605                      562
-----------------------------------------------------------------------------------------------------
Auditing                                                               7,010                   15,478
-----------------------------------------------------------------------------------------------------
Legal                                                                 11,419                   43,220
-----------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                           13,441                   23,000
-----------------------------------------------------------------------------------------------------
Reports to shareholders                                               36,848                   75,636
-----------------------------------------------------------------------------------------------------
Registration fees                                                     38,949                   25,900
-----------------------------------------------------------------------------------------------------
Amortization of organization expenses                                  2,664                      242
-----------------------------------------------------------------------------------------------------
Interest expense                                                       7,842                       --
-----------------------------------------------------------------------------------------------------
Other                                                                  2,813                   58,734
-----------------------------------------------------------------------------------------------------
Total expenses, before expense reductions                          2,682,982                8,122,830
-----------------------------------------------------------------------------------------------------
Expense reductions                                                    (3,584)                 (19,066)
-----------------------------------------------------------------------------------------------------
Total expenses, after expense reductions                           2,679,398                8,103,764
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (1,289,797)              (2,765,315)
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      (16,332,326)            (147,269,366)
-----------------------------------------------------------------------------------------------------
Foreign currency related transactions                                (20,275)                 (51,042)
-----------------------------------------------------------------------------------------------------
                                                                 (16,352,601)            (147,320,408)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       16,682,162             (186,194,318)
-----------------------------------------------------------------------------------------------------
Foreign currency related transactions                                 (1,622)                  34,448
-----------------------------------------------------------------------------------------------------
                                                                  16,680,540             (186,159,870)
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           327,939             (333,480,278)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $   (961,858)           $(336,245,593)
-----------------------------------------------------------------------------------------------------

 28 The accompanying notes are an integral part of the financial statements.

SCUDDER HEALTH CARE FUND FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEARS ENDED MAY 31,
                                                                -------------------------------------
                                                                    2001                     2000
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $  (1,289,797)           $   (659,310)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (16,352,601)              6,498,266
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     16,680,540              11,709,270
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (961,858)             17,548,226
-----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains:
Class AARP                                                           (604,305)                     --
-----------------------------------------------------------------------------------------------------
Class S                                                            (7,056,237)                     --
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         251,639,604              55,751,188
-----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       7,481,665
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (109,619,121)            (26,560,656)
-----------------------------------------------------------------------------------------------------
Redemption fees                                                       603,405                  88,513
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      150,105,553              29,279,045
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 141,483,153              46,827,271
-----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  94,235,048              47,407,777
-----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $ 235,718,201            $ 94,235,048
-----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  29

SCUDDER HEALTH CARE FUND FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEARS ENDED MAY 31
                                                                --------------------------------------
                                                                    2001                     2000
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $  (2,765,315)           $  (3,726,164)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions              (147,320,408)              26,138,432
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (186,159,870)             113,042,960
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (336,245,593)             135,455,228
------------------------------------------------------------------------------------------------------
Distribution to shareholders from:
Net realized gains:
Class AARP                                                         (1,141,803)                      --
------------------------------------------------------------------------------------------------------
Class S                                                           (45,894,087)             (13,942,736)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         291,239,749              592,736,489
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      45,906,490               13,589,780
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (210,269,005)            (179,749,674)
------------------------------------------------------------------------------------------------------
Redemption fees                                                       642,701                1,015,276
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      127,519,935              427,591,871
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (255,761,548)             549,104,363
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 667,947,542              118,843,179
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $ 412,185,994            $ 667,947,542
------------------------------------------------------------------------------------------------------

 30 The accompanying notes are an integral part of the financial statements.

SCUDDER HEALTH CARE FUND FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                  CLASS A
                                                                ------------
                                                                PERIOD ENDED
                                                                 MAY 31,
                                                                 2001(A)
Net asset value, beginning of period                              $ 23.34
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                     (.07)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                      (2.86)
----------------------------------------------------------------------------
Total from investment operations                                    (2.93)
----------------------------------------------------------------------------
Net asset value, end of period                                    $ 20.41
----------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                               (12.55)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  7
----------------------------------------------------------------------------
Ratio of expenses (%)                                                1.40*
----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            (.74)*
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                            65
----------------------------------------------------------------------------

                                                                  CLASS B
                                                                ------------
                                                                PERIOD ENDED
                                                                 MAY 31,
                                                                 2001(A)
Net asset value, beginning of period                              $ 23.34
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                     (.13)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                      (2.88)
----------------------------------------------------------------------------
Total from investment operations                                    (3.01)
----------------------------------------------------------------------------
Net asset value, end of period                                    $ 20.33
----------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                               (12.90)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  4
----------------------------------------------------------------------------
Ratio of expenses (%)                                                2.19*
----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           (1.53)*
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                            65
----------------------------------------------------------------------------

SCUDDER HEALTH CARE FUND FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                                                ------------
                                                                PERIOD ENDED
                                                                 MAY 31,
                                                                 2001(A)
Net asset value, beginning of period                              $ 23.34
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                     (.13)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                      (2.88)
----------------------------------------------------------------------------
Total from investment operations                                    (3.01)
----------------------------------------------------------------------------
Net asset value, end of period                                    $ 20.33
----------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                               (12.90)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  1
----------------------------------------------------------------------------
Ratio of expenses (%)                                                2.16*
----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           (1.50)*
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                            65
----------------------------------------------------------------------------

                                                                  CLASS I
                                                                ------------
                                                                PERIOD ENDED
                                                                 MAY 31,
                                                                 2001(A)
Net asset value, beginning of period                              $ 23.34
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                     (.02)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                      (2.88)
----------------------------------------------------------------------------
Total from investment operations                                    (2.90)
----------------------------------------------------------------------------
Net asset value, end of period                                    $ 20.44
----------------------------------------------------------------------------
TOTAL RETURN (%)                                                   (12.43)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 --
----------------------------------------------------------------------------
Ratio of expenses (%)                                                 .95*
----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            (.29)*
----------------------------------------------------------------------------
Portfolio turnover rate (%)                                            65
----------------------------------------------------------------------------

(a) For the period December 29, 2000 (commencement of sales of Class A, Class B, Class C, and Class I shares) to May 31, 2001.
(b) Based on average shares outstanding during the period.
(c) Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

SCUDDER TECHNOLOGY INNOVATION FUND FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                      CLASS A
                                                                -------------------
                                                                PERIOD ENDED
                                                                   MAY 31,
                                                                   2001(A)
Net asset value, beginning of period                                  $ 29.15
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                         (.07)
-----------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                          (8.35)
-----------------------------------------------------------------------------------
Total from investment operations                                        (8.42)
-----------------------------------------------------------------------------------
Net asset value, end of period                                        $ 20.73
-----------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                   (28.89)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .8
-----------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.64*
-----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.74)*
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               165
-----------------------------------------------------------------------------------

                                                                      CLASS B
                                                                -------------------
                                                                PERIOD ENDED
                                                                   MAY 31,
                                                                   2001(A)
Net asset value, beginning of period                                  $ 29.15
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                         (.13)
-----------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                          (8.35)
-----------------------------------------------------------------------------------
Total from investment operations                                        (8.48)
-----------------------------------------------------------------------------------
Net asset value, end of period                                        $ 20.67
-----------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                   (29.09)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .1
-----------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.49*
-----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.59)*
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               165
-----------------------------------------------------------------------------------

SCUDDER TECHNOLOGY INNOVATION FUND FINANCIAL HIGHLIGHTS

                                                                      CLASS C
                                                                -------------------
                                                                PERIOD ENDED
                                                                   MAY 31,
                                                                   2001(A)
Net asset value, beginning of period                                  $ 29.15
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                         (.13)
-----------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                          (8.35)
-----------------------------------------------------------------------------------
Total from investment operations                                        (8.48)
-----------------------------------------------------------------------------------
Net asset value, end of period                                        $ 20.67
-----------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                   (29.09)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .3
-----------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.46*
-----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.56)*
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               165
-----------------------------------------------------------------------------------

(a) For the period December 29, 2000 (commencement of sales of Class A, Class B and Class C shares) to May 31, 2001.

(b) Based on average shares outstanding during the period.

(c) Total return does not reflect the effect of sales charge.

* Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Health Care Fund and Scudder Technology
                             Innovation Fund (formerly "Scudder Technology
                             Fund") (the "Funds") are each a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             On October 2, 2000, the Funds commenced offering multiple classes of shares. Existing shares of the Funds were redesignated as Class S and the Funds commenced offering Class AARP shares. On December 29, 2000 the Funds commenced offering additional shares: Class A, Class B and Class C. In addition, on December 29, 2000, Scudder Health Care Fund commenced offering Class I shares. The six classes of shares of Scudder Health Care Fund and the five classes of shares of Scudder Technology Innovation Fund provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are especially designed for members of AARP are not subject to initial or deferred sales charges. Class S are not subject to initial or deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. As of May 31, 2001, Class I shares are held solely by the Advisor. Certain detailed information for the Funds' Class S and Class AARP shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class-specific arrangements.

                             The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued

NOTES TO FINANCIAL STATEMENTS

                             at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. It is each Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

                             From November 1, 2000 through May 31, 2001, the Scudder Health Care and Scudder Technology Innovation Fund incurred approximately $17,593,000 and $150,800,000, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2002.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to a Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of

NOTES TO FINANCIAL STATEMENTS

                             America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of that Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as a Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             ORGANIZATION COSTS. Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

                             REDEMPTION FEES. In general, shares of the Funds may be redeemed at net asset value. However, upon the redemption or exchange of shares held by Class S and Class AARP shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

--------------------------------------------------------------------------------

2    RELATED PARTIES         As described in Note 5, Zurich Scudder Investments,
                             Inc., ("ZSI" or the "Advisor"), formerly Scudder
                             Kemper Investments, Inc., has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment
                             Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

                             MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., the Advisor directs the investments of each Fund in accordance with its respective investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.85% for each of Scudder Health Care Fund and Scudder Technology Innovation Fund, based on the applicable Fund's average daily net assets, computed and accrued daily and payable monthly.

                             Effective October 2, 2000, the Funds, as approved by the Funds' Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement for Scudder Health Care Fund is equal to an annual rate of 0.85% of the first $500,000,000 of the average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

NOTES TO FINANCIAL STATEMENTS

                             The management fee payable under the Management Agreement for Scudder Technology Innovation Fund is equal to an annual rate of 0.85% of the first $500,000,000 of the average daily net assets, 0.80% on the next $500,000,000, 0.75% on the next $500,000,000, 0.70% on the next $500,000,000 and
                             0.65% of such net assets in excess of
                             $2,000,000,000, computed and accrued daily and payable monthly.

                             Accordingly, for the year ended May 31, 2001, the fees pursuant to the Agreement and the Management Agreement for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregated $1,772,283 and $5,718,033, respectively, which was equivalent to annual effective rates of 0.85% and 0.84% of each Fund's average daily net assets. In addition, during the year ended May 31, 2001, the Advisor reimbursed Scudder Technology Innovation Fund $501,810 for losses incurred in connection with certain portfolio transactions and is included in realized gains in the Statement of Operations.

                             ADMINISTRATIVE FEE. Effective October 2, 2000, the Funds, as approved by the Funds' Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by ZSI under its Management Agreement with the Funds, as described above) in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee") of 0.35% of average daily net assets for Classes AARP and S, and 0.375%, 0.425% and 0.40% of average daily net assets for Class A, Class B and Class C, respectively, computed and accrued daily and payable monthly. The Administrative Fee for Class I shares of Scudder Health Care Fund is equal to an annual rate of 0.10% of average daily net assets, computed and accrued daily and payable monthly.

                             As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Funds (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Funds and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Funds will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the period October 2, 2000 through May 31, 2001 for Class AARP and Class S and for the period December 29, 2000 through May 31, 2001 for Class A, Class B, Class C and Class I, the Administrative Fee was as follows:

                             SCUDDER HEALTH CARE FUND

                                                                                                      UNPAID AT
                                                     ADMINISTRATIVE FEE                 AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class AARP                                        $ 52,501      $ 9,520
                                       Class S                                            482,074       49,958
                                       Class A                                              3,895        1,798
                                       Class B                                              2,784        1,189
                                       Class C                                                596          258
                                       Class I                                                  1           --
                                                                                         --------      -------
                                                                                         $541,851      $62,723
                                                                                         ========      =======

NOTES TO FINANCIAL STATEMENTS

                             SCUDDER TECHNOLOGY INNOVATION FUND

                                                                                          TOTAL       UNPAID AT
                                                     ADMINISTRATIVE FEE                 AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class AARP                                       $   28,483     $  3,594
                                       Class S                                           1,319,246      113,114
                                       Class A                                                 554          238
                                       Class B                                                 130           37
                                       Class C                                                 184          126
                                                                                        ----------     --------
                                                                                        $1,348,597     $117,109
                                                                                        ==========     ========

                             SERVICES FEES. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Scudder Health Care Fund's Classes A, B, C and I shares and Scudder Technology Innovation Fund's Classes A, B and C shares. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares of the Funds. Prior to October 2, 2000, SSC imposed its fee for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregating $148,855 and $533,000, respectively, of which all is paid at May 31, 2001.

                             Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Funds. Prior to October 2, 2000, the amount charged to Scudder Health Care Fund and Scudder Technology Innovation Fund by STC aggregated $6,940 and $30,024, respectively, all of which is paid at May 31, 2001.

                             Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. Prior to October 2, 2000, SFAC imposed its fee for Scudder Health Care Fund and Scudder Technology Innovation Fund, aggregating $18,676 and $34,973, respectively, of which all is paid at May 31, 2001.

                             Effective October 2, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of sales) through May 31, 2001, the Distribution Services Fees are as follows:

                             SCUDDER HEALTH CARE FUND

                                                                                          TOTAL       UNPAID AT
                                                 DISTRIBUTION SERVICES FEES             AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class B                                            $4,911        $2,103
                                       Class C                                             1,117           486
                                                                                          ------        ------
                                                                                          $6,028        $2,589
                                                                                          ======        ======

NOTES TO FINANCIAL STATEMENTS

                             SCUDDER TECHNOLOGY INNOVATION FUND

                                                                                          TOTAL       UNPAID AT
                                                 DISTRIBUTION SERVICES FEES             AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class B                                             $230          $ 66
                                       Class C                                              344           236
                                                                                           ----          ----
                                                                                           $574          $302
                                                                                           ====          ====

                             ADMINISTRATIVE SERVICES FEES. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the period December 29, 2000 (commencement of sales) through May 31, 2001, the Administrative Services Fees were as follows:

                             SCUDDER HEALTH CARE FUND

                                                                                          TOTAL       UNPAID AT
                                                ADMINISTRATIVE SERVICES FEES            AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class A                                            $2,596        $1,454
                                       Class B                                             1,637           978
                                       Class C                                               372           210
                                                                                          ------        ------
                                                                                          $4,605        $2,642
                                                                                          ======        ======

                             SCUDDER TECHNOLOGY INNOVATION FUND

                                                                                          TOTAL       UNPAID AT
                                                ADMINISTRATIVE SERVICES FEES            AGGREGATED   MAY 31, 2001
                                       -----------------------------------------------  ----------   ------------
                                       Class A                                             $370          $245
                                       Class B                                               77            29
                                       Class C                                              115            76
                                                                                           ----          ----
                                                                                           $562          $350
                                                                                           ====          ====

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period December 29, 2000 (commencement of sales) through May 31, 2001 aggregated $32,801 and $2,501 for Scudder Health Care Fund and Scudder Technology Innovation Fund, respectively, of which none was paid to other firms.

                             In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of sales) to May 31, 2001, the CDSC for Class B and Class C for Scudder Health Care Fund was $540 and $0, respectively, and none for Scudder Technology Innovation Fund.

                             TRUSTEES' FEES AND EXPENSES. The Funds pay each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended May 31, 2001 the Trustees' fees and expenses for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregated $13,441 and $23,000, respectively.

NOTES TO FINANCIAL STATEMENTS

                             ZURICH SCUDDER CASH MANAGEMENT QP TRUST. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not receive a management fee for the Funds' investment in the QP Trust. Distributions from the QP Trust to Scudder Health Care Fund and Scudder Technology Innovation Fund for the year ended May 31, 2001, totaled $41,309 and $98,500, respectively, and are reflected as dividend income on the statement of operations.

                             OTHER RELATED PARTIES. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

3    EXPENSE OFF-SET
     ARRANGEMENTS            Each Fund has entered into an arrangement with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2001, Scudder Health Care Fund's and Scudder Technology
                             Innovation Fund's custodian fees were reduced by $2,459 and $13,097, respectively. Prior to October
                             2, 2000, Scudder Health Care Fund's and Scudder
                             Technology Innovation Fund's transfer agent fees were reduced by $1,125 and $5,969, respectively.

                             Effective October 2, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

--------------------------------------------------------------------------------

4    LINES OF CREDIT         The Funds and several affiliated funds (the
                             "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The
                             Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

--------------------------------------------------------------------------------

5    REORGANIZATION          ZSI initiated a program to reorganize and combine
                             its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    SHARE TRANSACTIONS      The following tables summarize share and dollar
                             activity in the Scudder Health Care Fund:

                                                                      YEAR ENDED                          YEAR ENDED
                                                                     MAY 31, 2001                        MAY 31, 2000
                                                              ---------------------------         --------------------------
                                                                SHARES         DOLLARS              SHARES        DOLLARS
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------------
                                        Class AARP*            1,938,908    $  42,933,983                 --    $         --
                                       -------------------------------------------------------------------------------------
                                        Class S**              8,766,981      196,214,855          3,177,427      55,751,188
                                       -------------------------------------------------------------------------------------
                                        Class A***               386,075        7,638,160                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class B***               198,180        3,912,999                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class C***                47,705          938,605                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class I***                    43            1,002                 --              --
                                       -------------------------------------------------------------------------------------
                                                                            $ 251,639,604                       $ 55,751,188
                                       -------------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       -------------------------------------------------------------------------------------
                                        Class AARP*               25,290    $     587,983                 --    $         --
                                       -------------------------------------------------------------------------------------
                                        Class S**                296,375        6,893,682                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class A***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class B***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class C***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class I***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                                                            $   7,481,665                       $         --
                                       -------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------------
                                        Class AARP*             (249,548)   $  (4,926,045)                --    $         --
                                       -------------------------------------------------------------------------------------
                                        Class S**             (4,993,132)    (104,158,769)        (1,700,844)    (26,560,656)
                                       -------------------------------------------------------------------------------------
                                        Class A***               (23,250)        (455,897)                --              --
                                       -------------------------------------------------------------------------------------
                                        Class B***                (3,649)         (68,606)                --              --
                                       -------------------------------------------------------------------------------------
                                        Class C***                  (452)          (9,804)                --              --
                                       -------------------------------------------------------------------------------------
                                        Class I***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                                                            $(109,619,121)                      $(26,560,656)
                                       -------------------------------------------------------------------------------------
                                       REDEMPTION FEES
                                       -------------------------------------------------------------------------------------
                                        Class AARP*                   --    $      33,974                 --    $         --
                                       -------------------------------------------------------------------------------------
                                        Class S**                     --          569,431                 --          88,513
                                       -------------------------------------------------------------------------------------
                                        Class A***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class B***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class C***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class I***                    --               --                 --              --
                                       -------------------------------------------------------------------------------------
                                                                            $     603,405                       $     88,513
                                       -------------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       -------------------------------------------------------------------------------------
                                        Class AARP*            1,714,650    $  38,629,895                 --    $         --
                                       -------------------------------------------------------------------------------------
                                        Class S**              4,070,224       99,519,199          1,476,583      29,279,045
                                       -------------------------------------------------------------------------------------
                                        Class A***               362,825        7,182,263                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class B***               194,531        3,844,393                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class C***                47,253          928,801                 --              --
                                       -------------------------------------------------------------------------------------
                                        Class I***                    43            1,002                 --              --
                                       -------------------------------------------------------------------------------------
                                                                            $ 150,105,553                       $ 29,279,045
                                       -------------------------------------------------------------------------------------

                               * For the period October 2, 2000 (commencement of
                                 sales of Class AARP shares) to May 31, 2001.
                              ** On October 2, 2000, existing shares of the Fund
                                 were redesignated as Class S shares.
                             *** For the period December 29, 2000 (commencement
                                 of sales of Class A, Class B, Class C and Class I shares) to May 31, 2001.

NOTES TO FINANCIAL STATEMENTS

                             The following table summarizes share and dollar activity in the Scudder Technology Innovation Fund:

                                                                      YEAR ENDED                          YEAR ENDED
                                                                     MAY 31, 2001                        MAY 31, 2000
                                                              ---------------------------         ---------------------------
                                                                SHARES         DOLLARS              SHARES         DOLLARS
                                       SHARES SOLD
                                       --------------------------------------------------------------------------------------
                                        Class AARP*              711,621    $  26,222,389                 --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**              6,945,310      263,323,057         14,964,757      592,736,489
                                       --------------------------------------------------------------------------------------
                                        Class A***                40,755          961,665                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class B***                16,301          372,349                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class C***                16,828          360,289                 --               --
                                       --------------------------------------------------------------------------------------
                                                                            $ 291,239,749                       $ 592,736,489
                                       --------------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       --------------------------------------------------------------------------------------
                                        Class AARP*               36,484    $   1,101,481                 --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**              1,484,574       44,805,009            345,180       13,589,780
                                       --------------------------------------------------------------------------------------
                                        Class A***                    --               --                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class B***                    --               --                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class C***                    --               --                 --               --
                                       --------------------------------------------------------------------------------------
                                                                            $  45,906,490                       $  13,589,780
                                       --------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       --------------------------------------------------------------------------------------
                                        Class AARP*             (160,002)   $  (4,335,442)                --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**             (6,112,950)    (205,663,715)        (4,574,837)    (179,749,674)
                                       --------------------------------------------------------------------------------------
                                        Class A***                (3,008)         (68,787)                --               --
                                       --------------------------------------------------------------------------------------
                                        Class B***                (9,706)        (198,407)                --               --
                                       --------------------------------------------------------------------------------------
                                        Class C***                   (67)          (2,654)                --               --
                                       --------------------------------------------------------------------------------------
                                                                            $(210,269,005)                      $(179,749,674)
                                       --------------------------------------------------------------------------------------
                                       REDEMPTION FEES
                                       --------------------------------------------------------------------------------------
                                        Class AARP*                         $      24,649                 --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**                                 618,052                 --        1,015,276
                                       --------------------------------------------------------------------------------------
                                        Class A***                                     --                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class B***                                     --                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class C***                                     --                 --               --
                                       --------------------------------------------------------------------------------------
                                                                            $     642,701                       $   1,015,276
                                       --------------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       --------------------------------------------------------------------------------------
                                        Class AARP*              588,103    $  23,013,077                 --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**              2,316,934      103,082,403         10,735,100      427,591,871
                                       --------------------------------------------------------------------------------------
                                        Class A***                37,747          892,878                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class B***                 6,595          173,942                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class C***                16,761          357,635                 --               --
                                       --------------------------------------------------------------------------------------
                                                                            $ 127,519,935                       $ 427,591,871
                                       --------------------------------------------------------------------------------------

                               * For the period October 2, 2000 (commencement of
                                 sales of Class AARP shares) to May 31, 2001.
                              ** On October 2, 2000, existing shares of the Fund
                                 were redesignated as Class S shares.
                             *** For the period December 29, 2000 (commencement
                                 of sales of Class A, Class B and Class C shares) to May 31, 2001.

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES OF SCUDDER SECURITIES TRUST AND THE CLASS A, CLASS B, CLASS C, AND CLASS I SHAREHOLDERS OF SCUDDER HEALTH CARE FUND AND CLASS A, CLASS B, AND CLASS C SHAREHOLDERS OF SCUDDER TECHNOLOGY INNOVATION FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A, Class B, Class C and Class I financial highlights and the Class A, Class B, and Class C financial highlights present fairly, in all material respects, the financial position of Scudder Health Care Fund and Scudder Technology Innovation Fund, formerly Scudder Technology Fund (the "Funds"), respectively at May 31, 2001, and the results of their respective operations, the changes in their net assets, and the Class A, Class B, Class C and Class I and the Class A, Class B and Class C financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts

                                          July 24, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Scudder Health Care Fund and the Scudder Technology Fund paid distributions of $0.315 and $2.41, respectively, per share from net long-term capital gains during their year ended May 31, 2001, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Scudder Health Care Fund and the Scudder Technology Innovation Fund designated $361,000 and $26,500,000, respectively, as capital gain dividends for their year ended May 31, 2001, of which 100% represents 20% rate gains. Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

HENRY P. BECTON, JR.              THOMAS V. BRUNS                   BLAIR J. TREISMAN
Trustee                           Vice President                    Vice President

LINDA C. COUGHLIN                 PETER CHIN                        ROBERT D. TYMOCZKO
Trustee, Chairperson              Vice President                    Vice President
& President
                                  J. BROOKS DOUGHERTY               JOHN MILLETTE
DAWN-MARIE DRISCOLL               Vice President                    Vice President & Secretary
Trustee
                                  JAMES E. FENGER                   KATHRYN L. QUIRK
EDGAR R. FIEDLER                  Vice President                    Vice President &
Trustee                                                             Assistant Secretary
                                  WILLIAM F. GLAVIN
KEITH FOX                         Vice President                    CAROLINE PEARSON
Trustee                                                             Assistant Secretary
                                  SEWALL HODGES
JEAN GLEASON STROMBERG            Vice President                    JOHN R. HEBBLE
Trustee                                                             Treasurer
                                  ROBERT L. HORTON
JEAN C. TEMPEL                    Vice President                    BRENDA LYONS
Trustee                                                             Assistant Treasurer
                                  JAMES E. MASUR
STEVEN ZALEZNICK                  Vice President
Trustee
                                  HOWARD SCHNEIDER
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com



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